Exhibit 10.3

EXECUTION COPY

SECOND AMENDMENT TO

UNSECURED TERM LOAN AGREEMENT

This SECOND AMENDMENT TO UNSECURED TERM LOAN AGREEMENT (this “Second Amendment”) is made and entered into as of October 31, 2017 by and among FIRST INDUSTRIAL, L.P., a limited partnership formed under the laws of the State of Delaware (together with its successors and assigns, the “Borrower”), FIRST INDUSTRIAL REALTY TRUST, INC., a corporation formed under the laws of the State of Maryland (the “General Partner”), each of the financial institutions initially a signatory to the Credit Agreement (as defined below) together with their successors and assigns under Section 13.1 of the Credit Agreement (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders are parties to that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (as amended by that certain First Amendment dated as of January 26, 2017, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Second Amendment have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Second Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. As of the date hereof (such date, the “Amendment Effective Date”) the Credit Agreement is hereby amended as set forth in the marked terms on Exhibit B-1 attached hereto including the amended Schedules and Exhibits thereto (the “Amended Credit Agreement”). In Exhibit B-1 hereto, deletions of text in the Amended Credit Agreement are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit B-2 attached hereto sets forth a clean copy of the Amended Credit Agreement, after giving effect to such amendments.

3.	Conditions to Effectiveness. This Second Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Second Amendment duly executed and delivered by the Borrower, the General Partner, the Administrative Agent, and the Lenders.

4.	Representations and Warranties. Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Amended Credit Agreement or any other Loan Document to which any of them is a party, are true and correct on and as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date.

5.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Second Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.	Governing Law. This Second Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

7.	Miscellaneous. This Second Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment. Each of the Borrower and the General Partner represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Second Amendment. This Second Amendment shall constitute a Loan Document.

*******

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

FIRST INDUSTRIAL, L.P., as the Borrower

By: FIRST INDUSTRIAL REALTY TRUST, INC., its General Partner

By:	/s/ Scott A. Musil
Name:	Scott A. Musil
Title:	Chief Financial Officer

FIRST INDUSTRIAL REALTY TRUST, INC., as General Partner

By:	/s/ Scott A. Musil
Name:	Scott A. Musil
Title:	Chief Financial Officer

Signature Page to

Second Amendment to

Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Brandon H. Barry
Name:	Brandon H. Barry
Title:	Vice President

Signature Page to

Second Amendment to

Term Loan Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joel Dalson
Name:	Joel Dalson
Title:	Senior Vice President

Signature Page to

Second Amendment to

Term Loan Agreement

REGIONS BANK,
as a Lender

By:	/s/ T. Barrett Vawter
Name:	T. Barrett Vawter
Title:	Vice President

Signature Page to

Second Amendment to

Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dennis J. Redpath
Name:	Dennis J. Redpath
Title:	Senior Vice President

Signature Page to

Second Amendment to

Term Loan Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Michael J. Sedivy
Name:	Michael J. Sedivy
Title:	Senior Vice President

Signature Page to

Second Amendment to

Term Loan Agreement

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By:	/s/ Michael Glandt
Name:	Michael Glandt
Title:	Vice President

Signature Page to

Second Amendment to

Term Loan Agreement

The undersigned, as Guarantor under that certain Guaranty dated as of September 11, 2015, hereby consents to the foregoing Second Amendment to Credit Agreement and acknowledges and agrees that the Guaranty dated as of September 11, 2015 and executed by the undersigned remains in full force and effect.

FIRST INDUSTRIAL REALTY TRUST, INC., as Guarantor

By:	/s/ Scott A. Musil
Name:	Scott A. Musil
Title:	Chief Financial Officer

Signature Page to

Second Amendment to

Term Loan Agreement

EXHIBIT B-1

MARKED COPY OF AMENDED CREDIT AGREEMENT

CONFORMED COPY

as amended by First Amendment to Unsecured Term Loan Agreement, dated as of 1/26/2017;

as amended by Second Amendment to Unsecured Term Loan Agreement, dated as of 10/31/17

UNSECURED TERM LOAN AGREEMENT

DATED AS OF SEPTEMBER 11, 2015

AMONG

FIRST INDUSTRIAL, L.P., AS BORROWER

FIRST INDUSTRIAL REALTY TRUST, INC.,

AS GENERAL PARTNER AND GUARANTOR

THE LENDERS

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION

AS ADMINISTRATIVE AGENT

AND

PNC BANK, NATIONAL ASSOCIATION,

REGIONS BANK and

U.S. BANK NATIONAL ASSOCIATION

AS CO-SYNDICATION AGENTS

WELLS FARGO SECURITIES, LLC,

PNC CAPITAL MARKETS LLC,

REGIONS CAPITAL MARKETS and

U.S. BANK NATIONAL ASSOCIATION

AS JOINT-LEAD ARRANGERS AND JOINT BOOK RUNNERS

Page
ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS	1

1.1. Definitions	1
1.2. Financial Standards	~~21~~24
1.3. Classification of Loans and Borrowings	~~21~~24
1.4. General References	~~21~~24
1.5. Rates	25

ARTICLE II. THE FACILITY	~~22~~25

2.1. The Facility	~~22~~25
2.2. Incremental Loans	~~22~~25
2.3. Principal Payments	~~23~~26
2.4. Requests for Borrowings; Responsibility for Borrowings	~~23~~26
2.5. Evidence of Credit Extensions	~~23~~26
2.6. Loans and Borrowings	~~24~~27
2.7. Requests for Borrowings	~~24~~27
2.8. Interest Elections	~~25~~29
2.9. Applicable Margins	~~27~~30
2.10. Funds Transfer Disbursements	~~29~~32
2.11. Minimum Amount of Each Borrowing	~~29~~32
2.12. Interest	~~29~~32
2.13. Method of Payment	~~29~~33
2.14. Default	~~30~~33
2.15. Lending Offices	~~30~~33
2.16. Non Receipt of Funds by Administrative Agent	~~30~~34
2.17. [~~reserved~~Reserved]	~~31~~34
2.18. [~~reserved~~Reserved]	~~31~~34
2.19. [~~reserved~~Reserved]	~~31~~34
2.20. Pro Rata Treatment/Sharing of Payments	~~31~~34
2.21. [Reserved]	~~32~~35
2.22. Application of Moneys Received	~~32~~35
2.23. [Reserved]	~~32~~36
2.24. Prepayments of Loans	~~32~~36

ARTICLE III. [RESERVED]	~~33~~37

ARTICLE IV. CHANGE IN CIRCUMSTANCES	~~33~~37

4.1. Yield Protection	~~33~~37
4.2. Changes in Capital Adequacy Regulations	~~34~~37
4.3. Availability of Eurocurrency or Adjusted Base Rate Borrowings	~~35~~38
4.4. Funding Indemnification	~~35~~39
4.5. Taxes	~~35~~40
4.6. Lender Statements; Survival of Indemnity	~~38~~42
4.7. Replacement of Lenders under Certain Circumstances	~~38~~43

i

(Continued)

Page
ARTICLE V. CONDITIONS PRECEDENT	~~39~~43

5.1. Conditions Precedent to Closing	~~39~~43
5.2. Conditions Precedent to Subsequent Borrowings	~~41~~45

ARTICLE VI. REPRESENTATIONS AND WARRANTIES	4146

6.1. Existence	~~41~~46
6.2. Corporate/Partnership Powers	~~42~~46
6.3. Power of Officers	~~42~~46
6.4. Government and Other Approvals	~~42~~46
6.5. Solvency	~~42~~46
6.6. Compliance With Laws	~~42~~47
6.7. Enforceability of Agreement	~~43~~47
6.8. Title to Property	~~43~~47
6.9. Litigation	~~43~~47
6.10. Events of Default	~~43~~48
6.11. Investment Company Act of 1940	~~43~~48
6.12. Public Utility Holding Company Act	~~43~~48
6.13. Regulation U	~~43~~48
6.14. No Material Adverse Financial Change	~~43~~48
6.15. Financial Information	~~44~~48
6.16. Factual Information	~~44~~48
6.17. ERISA	~~44~~48
6.18. Taxes	~~44~~49
6.19. Environmental Matters	~~44~~49
6.20. Insurance	~~45~~50
6.21. No Brokers	~~45~~50
6.22. No Violation of Usury Laws	~~46~~50
6.23. Not a Foreign Person	~~46~~50
6.24. No Trade Name	~~46~~50
6.25. Subsidiaries	~~46~~50
6.26. Unencumbered Assets	~~46~~51
6.27. ~~Patriot Act and Other Specified~~Anti-Corruption Laws and Sanctions	~~48~~52
6.28. EEA Financial Institutions	53

ARTICLE VII. ADDITIONAL REPRESENTATIONS AND WARRANTIES	~~48~~53

7.1. Existence	~~48~~53
7.2. Corporate Powers	~~49~~53
7.3. Power of Officers	~~49~~53
7.4. Government and Other Approvals	~~49~~54
7.5. Compliance With Laws	~~49~~54
7.6. Enforceability of Agreement	~~49~~54
7.7. Liens; Consents	~~49~~54

ii

(Continued)

Page
7.8. Litigation	~~49~~54
7.9. Events of Default	~~49~~54
7.10. Investment Company Act of 1940	~~50~~54
7.11. Public Utility Holding Company Act	~~50~~54
7.12. No Material Adverse Financial Change	~~50~~55
7.13. Financial Information	~~50~~55
7.14. Factual Information	~~50~~55
7.15. ERISA	~~50~~55
7.16. Taxes	~~50~~55
7.17. No Brokers	~~50~~55
7.18. Subsidiaries	~~51~~55
7.19. Status	~~51~~56
7.20. ~~Patriot Act and Other Specified Laws; OFAC 51~~Anti-Corruption Laws and Sanctions	56

ARTICLE VIII. AFFIRMATIVE COVENANTS	~~52~~57

8.1. Notices	~~52~~57
8.2. Financial Statements, Reports, Etc.	~~52~~57
8.3. Existence and Conduct of Operations	~~55~~60
8.4. Maintenance of Properties	~~56~~61
8.5. Insurance	~~56~~61
8.6. Payment of Obligations	~~56~~61
8.7. Compliance with Laws	~~56~~61
8.8. Adequate Books	~~56~~61
8.9. ERISA	~~56~~61
8.10. Maintenance of Status	~~56~~62
8.11. Use of Proceeds	~~57~~62
8.12. Distributions	~~57~~62
8.13. Guarantors	~~57~~62

ARTICLE IX. NEGATIVE COVENANTS	~~57~~62

9.1. Change in Business	~~57~~62
9.2. Change of Management of Properties	~~57~~63
9.3. Change of Borrower Ownership	~~58~~63
9.4. Use of Proceeds	~~58~~63
9.5. Liens	~~58~~63
9.6. Regulation U	~~59~~64
9.7. Indebtedness and Cash Flow Covenants	~~59~~64
9.8. Change of Control; Mergers and Dispositions	~~60~~66
9.9. Negative Pledge	~~60~~66

iii

(Continued)

Page
ARTICLE X. DEFAULTS	6066

10.1. Nonpayment of Principal	~~60~~66
10.2. Certain Covenants	~~61~~66
10.3. Nonpayment of Interest and Other Obligations	~~61~~66
10.4. Cross Default	~~61~~66
10.5. Loan Documents	~~61~~67
10.6. Representation or Warranty	~~61~~67
10.7. Covenants, Agreements and Other Conditions	~~61~~67
10.8. No Longer General Partner	~~61~~67
10.9. Material Adverse Financial Change	~~61~~67
10.10. Bankruptcy	~~62~~67
10.11. Legal Proceedings	~~62~~68
10.12. ERISA	~~62~~68
10.13. Change in Control	~~63~~68
10.14. Failure to Satisfy Judgments	~~63~~68
10.15. Environmental Remediation	~~63~~69

ARTICLE XI. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES	~~63~~69

11.1. Acceleration	~~63~~69
11.2. Preservation of Rights; Amendments	~~63~~69

ARTICLE XII. THE ADMINISTRATIVE AGENT	~~64~~70

12.1. Appointment	~~64~~70
12.2. Powers	~~64~~70
12.3. General Immunity	~~64~~70
12.4. No Responsibility for Loans, Recitals, etc.	~~65~~70
12.5. Action on Instructions of Lenders	~~65~~71
12.6. Employment of Administrative Agents and Counsel	~~65~~71
12.7. Reliance on Documents; Counsel	~~65~~71
12.8. Administrative Agent’s Reimbursement and Indemnification	~~65~~71
12.9. Rights as a Lender	~~66~~72
12.10. [~~reserved~~Reserved]	~~66~~72
12.11. Lender Credit Decision	~~66~~72
12.12. Successor Administrative Agent	~~66~~72
12.13. Notice of Defaults	~~67~~73
12.14. Requests for Approval	~~67~~73
12.15. Copies of Documents	~~67~~73
12.16. Defaulting Lenders	~~68~~74
12.17. Delegation to Affiliates	~~69~~75
12.18. Managing Agents, Syndication Agent, etc.	~~69~~75

iv

(Continued)

Page
ARTICLE XIII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS	6975

13.1. Successors and Assigns	~~69~~75
13.2. Participations	~~70~~76
13.3. Assignments; Consents	~~71~~77
13.4. Register	~~73~~79
13.5. [~~reserved~~Reserved]	~~73~~79
13.6 Confidentiality	~~73~~79
13.7 Tax Treatment	~~74~~80

ARTICLE XIV. GENERAL PROVISIONS	~~74~~80

14.1. Survival of Representations	~~74~~80
14.2. Governmental Regulation	~~74~~80
14.3. Taxes	~~74~~80
14.4. Headings	~~75~~81
14.5. No Third Party Beneficiaries	~~75~~81
14.6. Expenses; Indemnification	~~75~~81
14.7. Severability of Provisions	~~75~~81
14.8. Nonliability of the Lenders	~~75~~82
14.9. Choice of Law	~~76~~82
14.10. Consent to Jurisdiction	~~76~~82
14.11. Waiver of Jury Trial	~~76~~82
14.12. Successors and Assigns	~~76~~82
14.13. Entire Agreement; Modification of Agreement	~~77~~83
14.14. Dealings with the Borrower	~~77~~84
14.15. Set-Off	~~78~~84
14.16. Counterparts	~~78~~84
14.17. Patriot Act CIP Notice	~~78~~85
14.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.	85

ARTICLE XV. NOTICES	~~79~~85

15.1. Giving Notice; Electronic Delivery	~~79~~85
15.2. Change of Address	~~81~~87

v

(Continued)

EXHIBITS

A	-	Term Loan Commitment Amounts; Term Loan Exposure Amounts
B	-	Form of Note
C	-	Form of Disbursement Instruction Agreement
D	-	Form of Guaranty
E	-	Opinion of Borrower’s Counsel
F	-	Opinion of General Partner’s Counsel
G	-	[~~reserved~~Reserved]
H	-	Form of Compliance Certificate
I	-	Form of Assignment Agreement
J	-	Form of Notice of Borrowing

SCHEDULES

6.9	Litigation (Borrower)
6.19	Environmental Compliance
6.24	Trade Names
6.25	Subsidiaries (Borrower)
6.26	Unencumbered Assets
7.8	Litigation (General Partner)
7.18	Subsidiaries (General Partner)

vi

UNSECURED TERM LOAN AGREEMENT

THIS UNSECURED TERM LOAN AGREEMENT is entered into as of September 11, 2015 by and among the following:

FIRST INDUSTRIAL, L.P., a Delaware limited partnership having its principal place of business at 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606, the sole general partner of which is First Industrial Realty Trust, Inc., a Maryland corporation;

FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation that is qualified as a real estate investment trust whose principal place of business is 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606 (“General Partner”);

WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), a national bank organized under the laws of the United States of America having an office at 10 South Wacker ~~Dr.~~Drive, 32nd Floor, Chicago, IL 60606, as Administrative Agent (“Administrative Agent”) for the Lenders (as defined below); and

Those Lenders identified on the signature pages hereto.

RECITALS

A. The Borrower is primarily engaged in the business of acquiring, developing, owning and operating bulk warehouse and light industrial properties.

B. The Borrower, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to set forth the terms and conditions under which the Lenders will, on the Closing Date, make term loans to or for the benefit of the Borrower.

C. The General Partner is fully liable for the obligations of the Borrower hereunder by virtue of its status as the sole general partner of the Borrower and as guarantor under the Guaranty.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS

1.1. Definitions. As used in this Agreement, the following terms have the meanings set forth below:

“Adjusted Base Rate” means a floating interest rate equal to the sum of (i) the LIBOR Market Index Rate, plus (ii) the Base Rate Applicable Margin in effect from time to time.

“Adjusted Base Rate Borrowing” means a Borrowing that bears interest at the Adjusted Base Rate.

“Adjusted EBITDA” means for any Person the sum of EBITDA for such Person and such Person’s reported corporate overhead for itself and its Subsidiaries; provided that “Adjusted EBITDA” shall have deducted overhead related to specific properties.

“Adjusted LIBOR Rate” means, with respect to a Eurocurrency Borrowing for the relevant Interest Period, the sum of (i) the Base LIBOR Rate applicable to such Interest Period, plus, (ii) the LIBOR Applicable Margin in effect from time to time during such Interest Period.

“Administrative Agent” means Wells, in its capacity as contractual representative of the Lenders pursuant to Article XII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article XII.

“Administrative Office” means the Administrative Agent’s office designated on its signature page to this Agreement or such other office as may be designated by the Administrative Agent by written notice to the Borrower and the Lenders.

“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.

“Affiliate” means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; provided that in no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower.

“Aggregate Term Loan Commitment” means, as of any date, the total of all Term Loan Commitments, which as of the Agreement Execution Date is $260,000,000.

“Agreement” means this Unsecured Term Loan Agreement and all amendments, modifications and supplements hereto.

“Agreement Execution Date” shall mean September 11, 2015, the date on which all of the parties hereto have executed this Agreement.

“Anti-Corruption Laws” means all ~~laws, rules, and regulations~~Applicable Laws of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or ~~money laundering~~money-laundering, including without limitation, the Foreign Corrupt Practices Act of 1977.

“Applicable Cap Rate” means ~~7.0~~6.25%.

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, directions, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Applicable Margin” means the applicable margins set forth in the table in Section 2.9 used in calculating the interest rate applicable to the various types of Borrowings, which shall vary from time to time in accordance with the long term, senior unsecured debt ratings of the Borrower and the General Partner in the manner set forth in Section 2.9.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Wells Fargo Securities, LLC, PNC Capital Markets LLC, Regions Capital Markets and U.S. Bank National Association and their successors in their capacity as Joint Lead Arrangers.

“Asset Sale” means any sale or other disposition by the Consolidated Operating Partnership of any Property or other assets (excluding any proceeds resulting from the casualty or condemnation of such Property or other assets, to the extent such proceeds are used to rebuild such Properties or assets within 365 days of receipt of such proceeds) that yields gross proceeds equal to the aggregate of (i) all cash proceeds, plus (ii) the initial principal amount of any noncash proceeds consisting of notes or other debt securities, plus (iii) the fair market value of other non-cash proceeds, if and to the extent that the aggregate of (i), (ii) and (iii) exceeds $500,000.

“Assets Acquired Not In Service” means, as of any date of determination, any Project which has been acquired and owned for less than 12 months but has not yet been leased to 90%.

“Assets Under Development” means, as of any date of determination, any Project which is under construction and then treated as an asset under development under GAAP.

“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit I.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

~~“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the~~

~~Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.~~

“Base LIBOR Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 4.3(ii), with respect to any Eurocurrency Borrowing~~,~~ for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate as set by the ICE Benchmark Administration (“ICE”) (or the successor thereto if ICE is no longer making such rate available) for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page), at approximately 11:00 a.m. (London time)~~,~~ two (2) Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the ~~stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on Eurocurrency Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America); provided that if as so determined at any time no Specified Rate Management Transaction shall be in effect, the Base LIBOR Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement~~Eurodollar Reserve Percentage. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London ~~Interbank~~interbank market to the Administrative Agent at approximately 11:00 a.m. (London time)~~,~~ two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Any change in the ~~maximum rate or reserves, described in the preceding clause (ii)~~Eurodollar Reserve Percentage shall result in a change in the Base LIBOR Rate on the date on which such change in such ~~maximum rate~~Eurodollar Reserve Percentage becomes effective. If the Base LIBOR Rate determined as provided above would be less than zero, the Base LIBOR Rate shall be deemed to be zero. Each calculation by the Administrative Agent of the Base LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error. To the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied to the then applicable Interest Period in a manner consistent with market practice as reasonably determined by the Administrative Agent; provided that if such market practice is reasonably determined by the Administrative Agent to not be administratively feasible, such approved rate shall be applied in a manner reasonably determined by the Administrative Agent. All approvals and determinations to be made by the Administrative Agent in the preceding sentence shall be done in consultation with the Borrower. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.3(ii), in the event that a Replacement Rate with respect to the Base LIBOR Rate is implemented then all references herein to the Base LIBOR Rate shall be deemed references to such Replacement Rate.

“Base Rate Applicable Margin” means the Applicable Margin in effect for an Adjusted Base Rate Borrowing as determined in accordance with Section 2.9 hereof.

“Borrower” means First Industrial, L.P., along with its permitted successors and assigns.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Borrowing Date” means a Business Day on which a Borrowing is made to the Borrower.

“Borrowing Notice” is defined in Section 2.7 hereof.

“Business Day” means a day, other than a Saturday, Sunday or holiday, on which banks are open for business in New York City; provided that with respect to any borrowings, disbursements and payments in respect of and calculations, interest rates and Interest Periods pertaining to Eurocurrency Loans, such day is also a day on which banks are open for general business in London, England.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

“Cash Equivalents” shall mean (i) short term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A 1 or better by Standard and Poor’s Corporation or P-1 or better by Moody’s Investors Service, Inc., or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, provided that all such Cash Equivalents would qualify as cash equivalents in accordance with GAAP.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of more than 40% of the aggregate voting power represented by the then outstanding voting stock of the General Partner, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (i) nominated by the board of directors of the General Partner, (ii) appointed by directors so nominated, nor (iii) nominated by holders of the preferred stock in the General Partner pursuant to the terms of such stock; or (c) the General Partner shall cease to own, directly or indirectly, fifty-one percent (51%) or more of the Equity Interests of the Borrower.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

~~“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of more than 40% of the aggregate voting power represented by the then outstanding voting stock of the General Partner, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (i) nominated by the board of directors of the General Partner, (ii) appointed by directors so nominated, nor (iii) nominated by holders of the preferred stock in the General Partner pursuant to the terms of such stock; or (c) the General Partner shall cease to own, directly or indirectly, fifty-one percent (51%) or more of the Equity Interests of the Borrower.~~

“Closing Date” means the date on which the conditions precedent in Section 5.1 are satisfied in accordance therewith and this Agreement becomes effective.

“Code” means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of Consolidated Total Indebtedness to Implied Capitalization Value of the Consolidated Operating Partnership.

“Consolidated Leverage Ratio Increase Period” is defined in Section 9.7(b).

“Consolidated Operating Partnership” means the Borrower, the General Partner and any other subsidiary partnerships or entities of either of them which are required under GAAP to be consolidated with the Borrower and the General Partner for financial reporting purposes.

“Consolidated Secured Debt” means as of any date of determination, the sum of (a) the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership outstanding at such date which is secured by a Lien on any asset or Capital Stock of Consolidated Operating Partnership, including without limitation loans secured by mortgages, stock, or partnership interests, but excluding Defeased Debt and (b) the amount by which the aggregate principal amount of all Indebtedness of the Subsidiaries of the Borrower or the

General Partner outstanding at such date exceeds $5,000,000 (for the avoidance of doubt, (x) excluding Indebtedness of the Borrower and (y) including Guarantee Obligations (other than customary non-recourse carveout obligations) of the Subsidiaries of the General Partner (other than the Borrower) in respect of primary obligations of the Borrower or the General Partner), without duplication of any Indebtedness included under clause (a). For clarification, Consolidated Secured Debt shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.

“Consolidated Senior Unsecured Debt” means as of any date of determination, the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership (which will include, without limitation, any Indebtedness that is secured by partnership interests and that is recourse to the Borrower or the Guarantor, where such recourse component applies only to the payment of principal and/or interest), outstanding at such date other than (a) Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Operating Partnership under the Loan Documents on terms acceptable to the Administrative Agent and (b) that portion of Consolidated Secured Debt described in clause (a) of that definition. For clarification, Consolidated Senior Unsecured Debt shall exclude the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.

“Consolidated Total Indebtedness” means as of any date of determination, all Indebtedness of the Consolidated Operating Partnership outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining “Consolidated Total Indebtedness” the term “Indebtedness” shall not include the short term debt (e.g. accounts payable, short term expenses) of the Borrower or the General Partner or Defeased Debt. For clarification, Consolidated Total Indebtedness shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Consolidated Operating Partnership, are treated as a single employer under Sections 414(b) or 414(c) of the Code.

“Conversion/Continuation Notice” is defined in Section 2.8.

“Debtor Relief Laws” means the United States Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.

“Debt Service” means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) required to be made during such period by the Borrower, or any of its consolidated Subsidiaries plus (c) a percentage of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on

Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) taken into account in calculating Interest Expense, such percentage equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which the Borrower or any consolidated Subsidiary is liable and (y) the Ownership Share in such Investment Affiliate held by the Borrower and any consolidated Subsidiaries, in the aggregate, without duplication.

“Default” means an event which, with notice or lapse of time or both, would become an Event of Default.

“Default Rate” means with respect to any Borrowing, a rate equal to the interest rate applicable to such Borrowing plus three percent (3%) per annum.

“Defaulting Lender” means, subject to Section 12.16(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of (A) a proceeding under any Debtor Relief Law or (B) a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, (e) has purchased or otherwise acquired all or any portion of another Lender’s Commitment, excluding any purchase or acquisition in accordance with the terms and conditions set forth in Section 13.1; or (f) has sold or otherwise transferred all or any portion of its Commitment, excluding any sale or transfer in accordance with the terms and conditions set forth in Section 13.1. Any determination by the Administrative Agent that a

Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.16(f)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Defeased Debt” means that portion of debt which has already been defeased by depositing collateral in the form of obligations supported by the credit of the United States government in such amounts as are required and permitted under the terms of the applicable loan documents.

“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit C to be executed and delivered by the Borrower pursuant to Section 5.1, as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.

“Dollars” and “$” mean United States Dollars.

“EBITDA” means, with respect to any Person, income before restructuring charges in an aggregate amount not to exceed $10,000,000 during any four fiscal quarter period, non-cash impairment charges and other non-cash, non-recurring items determined in good faith by the Borrower and extraordinary items, without deduction of any losses related to initial offering costs of preferred stock which are written off due to the redemption of such preferred stock, and excluding any gains or losses from pay-off or retirement of debt and gains/losses on sales of Properties and excluding costs incurred in acquiring Properties, where such costs are required to be expensed under ASC 805 Business Combinations 805-10-25-23, as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP (reduced to eliminate any income from Investment Affiliates of such Person, any interest income and, with respect to the Consolidated Operating Partnership, any income from the assets used for Defeased Debt), plus Interest Expense, depreciation, amortization and income tax (if any) expense plus a percentage of such income (adjusted as described above) of any such Investment Affiliate equal to the allocable economic interest in such Investment Affiliate held by such Person and any Subsidiaries, in the aggregate (provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means each Borrowing Date (other than a continuation or conversion).

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed by any of the foregoing); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

“Environmental Laws” means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having jurisdiction over the Borrower, its Subsidiaries or Investment Affiliates, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the operations of the Borrower, any Investment Affiliate, or any Subsidiary or any of their respective assets or Properties.

“Equity Interests” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Value” is defined in Section 10.10 hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

“Eurodollar Reserve Percentage” means, for any day, the percentage (stated as a decimal) which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitations, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category.

“Event of Default” means any event set forth in Article X hereof.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Office and the Administrative Agent, (a) taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent’s or such Lender’s principal executive office of such Lender’s applicable Lending Office is located, and (b) any United States federal withholding taxes imposed by FATCA.

“Existing Revolving Credit Agreement” means that certain ~~Second~~Third Amended and Restated Unsecured Revolving Credit Agreement dated as of ~~March 10, 2015~~October 31, 2017 among the Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent, and all amendments, modifications, supplements, refinancing and replacements thereto.

“Existing Term Loan Agreement” means that certain Unsecured Term Loan Agreement dated as of January 29, 2014 among the Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent, and all amendments, modifications, supplements, refinancing and replacements thereto.

“Facility” means the Term Loan Commitments and the extensions of credit made thereunder.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with)~~,~~ and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any ~~day, an~~period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System ~~arranged by Federal funds brokers on such day~~, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations ~~at approximately 11:00 a.m. (Central Time) on~~for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fixed Charge Coverage Ratio” is defined in Section 9.7(a).

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means those generally accepted accounting principles in the United States of America as in effect from time to time that are consistent with those utilized in preparing the audited financial statements of the Borrower required hereunder; provided that all financial computations shall be made in accordance with GAAP as in effect on the Agreement Execution Date.

“General Partner” means First Industrial Realty Trust, Inc., a Maryland corporation that is listed on a national securities exchange and is qualified as a real estate investment trust. The General Partner is the sole general partner of the Borrower.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Gross Negligence” means recklessness, or actions taken or omitted with conscious indifference to or the complete disregard of consequences or rights of others affected. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term “gross negligence” is used with respect to the Administrative Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.

“Ground Lease Payments” means, for any period, payment made in cash during such period in respect of any ground lease with respect to which the Borrower or any of its Subsidiaries is a lessee.

“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing (but only to the extent that the guaranty applies to the payment of principal or interest due under recourse Indebtedness) any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. Notwithstanding the foregoing, a guaranty of customary non-recourse carveouts shall not be deemed a “Guarantee Obligation” for purposes of this Agreement.

“Guaranty” means the Guaranty executed by the General Partner in the form attached hereto as Exhibit D and each guaranty executed and delivered pursuant to Section 8.13.

“Implied Capitalization Value” means for any Person as of any date, the sum (without duplication) of (i) the quotient of (x) the Adjusted EBITDA for such Person during the most recent four fiscal quarters (which Adjusted EBITDA shall exclude any Adjusted EBITDA attributable to all assets of the type described in clause (ii), Assets Under Development, Assets Acquired Not in Service or Rollover Projects, and which Adjusted EBITDA attributable to each Project which was formerly a Rollover Project shall not be less than zero), and (y) the Applicable Cap Rate, plus (ii) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (iii) an amount equal to the then current book value of each Asset Under Development ~~and Assets Acquired Not in Service~~, plus (~~iii~~iv) the then current book value of Unimproved Land, plus (~~iv~~v) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of such Rollover Project ~~(provided that the Rollover Projects shall at no time comprise more than 10% of Implied Capitalization Value)~~, plus (~~v~~vi) an amount equal to 100% of unrestricted cash and unrestricted cash equivalents, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or cash equivalents being used to support Defeased Debt), plus (~~vi~~vii) an amount equal to 100% of the then current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties~~; provided that in no event shall the aggregate~~. For purposes of determining Implied Capitalization Value: (v) to the extent the amount of Implied Capitalization Value ~~from~~ attributable to Rollover Projects would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (w) to the extent the amount of Implied Capitalization Value attributable to Unimproved Land would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (x) to the extent the amount of Implied Capitalization Value attributable to Asset Under Development and Assets Acquired Not in Service would exceed 20% of Implied Capitalization Value, such excess shall be excluded; (y) to the extent the amount of Implied Capitalization Value attributable to assets of the type described in clause (vii) above would exceed 5% of Implied Capitalization Value, such excess shall be excluded; and (z) to the extent the amount of Implied Capitalization Value attributable to unconsolidated joint ventures and partnerships and other assets of the type described in clauses ~~(ii),~~ (iii), (iv), (v) and (~~vi) above~~ vii) would, in the aggregate, exceed ~~25~~30% of ~~the total~~ Implied Capitalization Value, such excess shall be excluded. The Borrower’s Ownership Share of assets held by Investment Affiliates (excluding assets of the type described in the immediately preceding clause (~~v~~vi)) will be included in Implied Capitalization Value calculations consistent with the above described treatment for wholly owned assets. In the case of a newly formed Investment Affiliate, the Borrower’s Ownership Share of assets held by the Investment Affiliate shall be calculated by multiplying (a) total assets plus accumulated depreciation of the Investment Affiliate by (b) the Ownership Share of such Investment Affiliate. This valuation methodology will be used for the first four quarters following the formation of any Investment Affiliate. For purposes of computing the Implied Capitalization Value, Adjusted EBITDA may be increased from quarter to quarter by the amount of (A) net cash flow from new leases of space at the Properties (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (B) Properties which ~~either (i) were acquired during the most recent four fiscal quarters and/or (ii)~~ were previously Assets Under Development ~~or Assets Not in Service~~ but which have been completed during such four quarter period and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using pro forma EBITDA for such four quarter period, so long as a “new ~~acquisition/~~opening summary” form is submitted to, and approved by, Administrative Agent for each ~~new acquisition or~~ newly-opened Property during such four quarter period. “New ~~acquisition/~~opening summary” forms will only be required for ~~acquisitions/~~developments to the extent the aggregate thereof exceeds $~~400,000,000~~600,000,000 during any fiscal year.

“Incremental Loans” is defined in Section 2.2 hereof.

“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), repurchase obligations, takeout commitments or forward equity commitments, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Operating Partnership, Guarantee Obligations of any member of the Consolidated Operating Partnership in respect of primary obligations of any other member of the Consolidated Operating Partnership), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) Net Mark-to-Market Exposure under Rate Management Transactions, (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (j) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (k) such Person’s Ownership Share of debt in Investment Affiliates and any loans where such Person is liable as a general partner and (l) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

“Insolvent” means insolvent as defined in Section 101(32) of the United States Bankruptcy Code, as amended.

“Interest Expense” means all interest expense of the Consolidated Operating Partnership determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility, plus (ii) the allocable portion (based on liability) of any interest incurred on any obligation for which the Consolidated Operating Partnership is wholly or partially liable under guaranties covering the payment of principal and/or interest, plus (iii) the allocable percentage of any interest incurred on any Indebtedness of any Investment Affiliate, whether recourse or non-recourse, equal to the applicable Ownership Share in such Investment Affiliate held by the Consolidated Operating Partnership, in the aggregate, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories; provided, however, that “Interest Expense” shall not include interest on loans after they become Defeased Debt.

“Interest Period” means with respect to a Eurocurrency Borrowing, a period commencing on (and including) the date such Eurocurrency Borrowing is made (or in the case of the continuation of a Eurocurrency Loan, the last day of the preceding Interest Period for such Loan) and ending on (but excluding) the first Business Day in the first, ~~second,~~ third or sixth calendar month thereafter, as the Borrower may select in the applicable Borrowing Notice or Conversion/Continuation Notice, as the case may be, except that each Interest Period shall begin on the first Business Day of a calendar month, and any Borrowing made on a date other than the first Business Day of a calendar month shall be an Adjusted Base Rate Borrowing unless and until the Borrower shall deliver a Conversion/Continuation Notice providing for the conversion of such Loan to a Eurocurrency Borrowing beginning on the first Business Day of a calendar month. Notwithstanding the foregoing or anything in this Agreement to the contrary, if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date.

“Investment Affiliate” means any Person in which the Consolidated Operating Partnership, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Operating Partnership on the consolidated financial statements of the Consolidated Operating Partnership.

“Investment Grade Rating” means, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower, (a) a rating of BBB- or higher from S&P or (b) a rating of Baa3 or better from Moody’s.

“Lenders” means, collectively, Wells, and the other Persons executing this Agreement in such capacity, or any Person which subsequently executes and delivers any amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to “the Lenders” in any Loan Document it shall be read to mean “all of the Lenders”.

“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption Agreement or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.

“LIBOR Applicable Margin” means, as of any date with respect to any Eurocurrency Borrowing, the Applicable Margin in effect for such Eurocurrency Borrowing as determined in accordance with Section 2.9 hereof.

“LIBOR Borrowing” is defined in Section 4.3.

“LIBOR Market Index Rate” means, for any day, the Base LIBOR Rate as of that day that would be applicable for a Eurocurrency Borrowing having a one month Interest Period determined at approximately 10:00 a.m. (Central Time) for such day (rather than 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period as otherwise provided in the definition of Base LIBOR Rate), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination agreement in favor of another Person).

“Loan” means, with respect to a Lender, such Lender’s loan (including any Incremental Loans) made pursuant to Article II (or any conversion or continuation thereof).

“Loan Documents” means this Agreement, the Notes, the Guaranty and any and all other agreements or instruments required and/or provided to Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.

“Loan Party” means each of the Borrower, the General Partner, each other Person who guarantees all or a portion of the Obligations and/or who at any time pledges any collateral to secure all or a portion of the Obligations.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date.

“Market Value Net Worth” means at any time, the Implied Capitalization Value of a Person at such time minus the Indebtedness of such Person at such time.

“Material Acquisition” means any acquisition (or series of related acquisitions) permitted by the Loan Documents and consummated in accordance with the terms of the Loan Documents if the aggregate consideration paid in respect of such acquisition (including any Indebtedness assumed in connection therewith) exceeds 10% of the Implied Capitalization Value of the Consolidated Operating Partnership.

“Material Adverse Effect” means, with respect to any matter, that such matter in the Required Lenders’ good faith judgment may (x) materially and adversely affect the business, properties, condition or results of operations of the Consolidated Operating Partnership taken as a whole, or (y) constitute a non-frivolous challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.

“Material Adverse Financial Change” shall be deemed to have occurred if the Required Lenders, in their good faith judgment, determine that a material adverse financial change has occurred which could prevent timely repayment of any Borrowing hereunder or materially impair the Borrower’s ability to perform its obligations under any of the Loan Documents.

“Material Credit Facility” means, as to the Borrower, the General Partner and their Subsidiaries, this Agreement and any other agreement(s) creating or evidencing indebtedness for borrowed money (excluding any Indebtedness which is “non-recourse”) entered into on or after the Agreement Execution Date by the Borrower, the General Partner or any of their Subsidiaries, or in respect of which the Borrower, the General Partner or any of their Subsidiaries is an obligor or otherwise provides a guarantee or other credit support (other than a guarantee of customary recourse exceptions) (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $5,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea formaldehyde insulation.

“Maturity Date” means September 11, 2022; or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility.

“Monetary Default” means any Default involving the Borrower’s failure to pay any of the Obligations when due.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Note” means, to the extent issued pursuant to Section 2.5, with respect to the Facility, the promissory note payable to the order of each Lender in the amount of such Lender’s maximum applicable Term Loan Commitment in substantially the form attached hereto as Exhibit B-1 (or such other form approved by the Administrative Agent) (collectively, the “Notes”).

“Obligations” means the Borrowings and all accrued and unpaid fees and all other obligations of the Borrower to the Administrative Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Other Taxes” is defined in Section 4.5(ii).

“Ownership Share” means, with respect to any Investment Affiliate, the pro rata share of the nominal ownership interests held by the Consolidated Operating Partnership, in the aggregate, in such Investment Affiliate, without duplication (e.g., if the Consolidated Operating Partnership owns 25% of an Investment Affiliate, but receives 90% of the economic benefits from such Investment Affiliate, then the Ownership Share shall be equal to 25%).

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participants” is defined in Section 13.2.1 hereof.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Percentage” means, with respect to any Lender, the percentage of the Total Term Loan Exposure represented by such Lender’s Term Loan Exposure at such time giving effect to any assignments and any Incremental Loans pursuant to Section 2.2.

“Permitted Liens” are defined in Section 9.5 hereof.

“Permitted Negative Pledge” means a “negative pledge” that (a) establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) provides for the grant in favor of the holders of any unsecured debt of any equal and ratable Lien in connection with the pledge of any property or asset to secure the Facility.

“Person” means an individual, a corporation, a limited or general partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.

“Plan” means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.

“Project” means any real estate asset which is 100% owned by the Borrower or by any Wholly Owned Subsidiary and which is operated as an industrial property.

“Property” means each parcel of real property owned or operated by the Borrower, any Subsidiary or Investment Affiliate.

“Property Operating Income” means, with respect to any Property, for any period, earnings from rental operations (computed in accordance with GAAP but without deduction for reserves) attributable to such Property plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various ordinary operating expenses which are payable less frequently than once during every such period (e.g. real estate taxes and insurance). The earnings from rental operations reported for the immediately preceding fiscal quarter shall be adjusted to include pro forma earnings (as substantiated to the satisfaction of the Administrative Agent) for an entire quarter for any Property acquired or placed in service during such fiscal quarter and to exclude earnings during such quarter from any property not owned as of the end of the quarter.

“Purpose Credit” has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.

“Qualified Officer” means, with respect to any entity, the chief financial officer, chief accounting officer, controller or assistant controller of such entity if it is a corporation or of such entity’s general partner if it is a partnership.

“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Rating Agency” means S&P or Moody’s.

“Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any Property.

“Register” is defined in Section 13.4.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Replacement Rate” has the meaning assigned thereto in Section 4.3(ii).

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Lenders” means Lenders in the aggregate having at least 51% of the Aggregate Term Loan Commitment then in effect or, if the Aggregate Term Loan Commitment has been terminated, the Total Term Loan Exposure then outstanding. In determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Lenders” shall in no event mean less than two Lenders.

“Rollover Projects” means those Projects which, due to no or low occupancy at such Project, have a value, determined by dividing the Property Operating Income for such a Project for the most recent four fiscal quarters by the Applicable Cap Rate, of less than 50% of book value, provided that a Project shall no longer be treated as a Rollover Project after: (i) a period of six consecutive full fiscal quarters has elapsed since such Project was first included as a Rollover Project, or (ii) such Project has a value, determined by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate, of greater than 50% of book value.

“S&P” means Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies and its successors.

~~“Sanctioned Person” is defined in Section 6.27 hereof.~~

“Sanctioned Person” means, at any time, (a) any Person that is, or is 50% or more owned by a Person or Persons that are, listed in any Sanctions related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, Her Majesty’s Treasury or the European Union or (b) a country, a region within a country, an agency of the government of a country, an organization controlled by a country or a Person resident in a country, that is subject to or the target of a sanctions program applicable to such country, region, agency, organization or Person and identified on any Sanctions-related list maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced ~~from time to time by (a) the U.S. government~~by (a) any Governmental Authority of the United States of America, including ~~those administered by~~without limitation, OFAC or the U.S. Department of State, or (b) the United Nations Security Council, Her Majesty’s Treasury or the European Union ~~or Her Majesty’s Treasury of the United Kingdom~~.

“Second Amendment to Unsecured Term Loan Agreement” means that certain Second Amendment to Unsecured Term Loan Agreement dated as of October 31, 2017 among the Borrower, the General Partner, the lenders party thereto and Wells as administrative agent.

“Specified Rate Management Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Borrower or its Subsidiaries under or in respect of any Specified Rate Management Transaction, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation.

“Specified Rate Management Provider” means any Lender, or any Affiliate of a Lender that is a party to a Specified Rate Management Transaction at the time the Specified Rate Management Transaction is entered into.

“Specified Rate Management Transaction” means any Rate Management Transaction that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, ~~in each case in order to fix the effective interest rate applicable to the Loans,~~ between the Borrower ~~and a~~or its Subsidiaries and any Specified Rate Management Provider.

“Subsidiary” means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

“Substitute Rate” means a floating rate of interest equal to (a) the Federal Funds Effective Rate from time to time plus one and one-half ~~of one~~ percent (1.50%) plus (b) the Applicable Margin for Adjusted Base Rate Loans.

“Taxes” means ~~any and~~ all present or future taxes, ~~duties,~~ levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees~~, charges or withholdings, and any and all liabilities with respect to the foregoing, imposed on or with respect to any payment hereunder or under any Note but excluding Excluded Taxes and Other Taxes.~~or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Commitment” means with respect to each Lender, the commitment, if any, of such Lender to make a Loan hereunder. The amount of each Lender’s Term Loan Commitment as of the Agreement Execution Date is set forth on Exhibit A. The aggregate amount of the Term Loan Commitments is $260,000,000 as of the Agreement Execution Date. After giving effect to the Second Amendment to Unsecured Term Loan Agreement, the amount of each Lender’s Term Loan Exposure shall be as set forth on Exhibit A. The Aggregate Term Loan Exposure is $260,000,000 as of the effective date of the Second Amendment to Unsecured Term Loan Agreement.

“Term Loan Exposure” means with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loan at such time.

“Total Term Loan Exposure” means at any time, the sum of the aggregate Term Loan Exposures for each of the Lenders.

“Transferee” is defined in Section 13.7 hereof.

“TRS” means a taxable REIT Subsidiary of the General Partner.

“Type” when used in reference to any Loan or Borrowing, refers to the rate by reference to which interest on such Loan, or on the Loans comprising such Borrowing, is determined. For purposes hereof, “rate” shall include the Adjusted LIBOR Rate and Adjusted Base Rate.

“Unencumbered Asset” means any Project which as of any date of determination, (a) is not subject to any Liens other than Permitted Liens set forth in Sections 9.5(i) through 9.5(v), (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Borrower, or its Wholly-Owned Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower, or any of its Wholly-Owned Subsidiaries other than a Permitted Negative Pledge, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (but not subject to any Liens other than Permitted Liens set forth in Sections 9.5(i) through 9.5(v)) on any assets or Capital Stock of the Borrower or any of its Wholly-Owned Subsidiaries or would entitle any Person to the benefit of any Lien (but excluding the Permitted Liens set forth in Sections 9.5(i) through 9.5(v)) on such assets or Capital Stock upon the occurrence of any contingency (including, except in the case of a Material Credit Facility, pursuant to an “equal and ratable” clause), (d) is not the subject of any material architectural/engineering issue, as evidenced by a certification of the Borrower, and (e) is materially compliant with the representations and warranties in Article VI below. Notwithstanding the foregoing, if any Project is a “Superfund” site under federal law or a site identified in writing by the jurisdiction in which such Project is located as having significant environmental contamination under applicable state law, the Borrower shall so advise the Lenders in writing and the Required Lenders shall have the right to request from the Borrower a current detailed environmental assessment (or one which is not more than two years old for Unencumbered Assets owned as of the Agreement Execution Date), and, if applicable, a written estimate of any remediation costs from a recognized environmental contractor and to exclude any such Project from Unencumbered Assets at their election. No Project of a Wholly-Owned Subsidiary shall be deemed to be unencumbered unless such Project and all Capital Stock of such Wholly-Owned Subsidiary or any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary is unencumbered and neither such Wholly-Owned Subsidiary nor any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary has any Indebtedness for borrowed money (other than Indebtedness due to the Borrower).

“Unencumbered Leverage Ratio” is defined in Section 9.7(c).

“Unencumbered Leverage Ratio Increase Period” is defined in Section 9.7(c).

“Unimproved Land” means land which constitutes a single tax parcel or separately platted lot and on which construction of an industrial building has not commenced.

“Value of Unencumbered Assets” means, for any Person as of any date, the sum (without duplication) of (a) the value of all Unencumbered Assets that are not Assets Under Development ~~and~~, Assets Acquired Not in Service or assets of the type described in clause (b) (determined in the manner set forth below), plus (b) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) that constitutes an Unencumbered Asset and acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (c) any unrestricted cash, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange, plus (~~c~~d) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of each first mortgage receivable secured by an income producing commercial property, provided that such first mortgage receivable is not subject to any Lien, plus (~~d~~e) 100% of the then current book value of each Asset Under Development ~~and Assets Acquired Not in Service~~ that constitutes an Unencumbered Asset plus (~~e~~f) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of each Rollover Project; provided that ~~in no event shall~~to the extent the aggregate amount of Value of Unencumbered Assets from Assets Acquired Not in Service and the other items set forth in clauses (~~c), (~~d), (e) and (~~e~~f) exceed 20% of the total Value of Unencumbered Assets, such excess shall be excluded. Unencumbered Assets that are not Assets Under Development or assets of the type described in clause (b) above shall be valued by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate (provided that for the purpose of such calculation, the Property Operating Income of each Unencumbered Asset that was formerly a Rollover Project shall in no event be less than zero). If a Project ~~has been acquired during such calculation period then the Borrower shall be entitled to include pro forma Property Operating Income from such property for the entire calculation period in the foregoing calculation, except for purposes of the financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter. If a Project~~ is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of such financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter.

“Wells” means Wells Fargo Bank, National Association.

“Wholly-Owned Subsidiary” means a member of the Consolidated Operating Partnership 100% of the ownership interests in which are owned, directly or indirectly, by the Borrower and the General Partner in the aggregate.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.

1.2. Financial Standards. All financial computations required of a Person under this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement, and all financial information required under this Agreement shall be prepared in accordance with GAAP, except that if any Person’s financial statements are not audited, such Person’s financial statements shall be prepared in accordance with the same sound accounting principles utilized in connection with the financial information submitted to Lenders with respect to the Borrower or the General Partner or the Properties in connection with this Agreement and shall be certified by an authorized representative of such Person. Moreover, all financial computations required of a Person under this Agreement shall be calculated (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower, the General Partner or any Wholly Owned Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants.

1.3. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurocurrency Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurocurrency Borrowing”).

1.4. General References. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless otherwise indicated, all references to time are references to Central Time.

1.5. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Base LIBOR Rate”.

ARTICLE II.

THE FACILITY

2.1. The Facility.

(a) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the General Partner contained herein, each Lender agrees, severally and not jointly, to make Loans in Dollars to the Borrower on the Closing Date in an aggregate principal amount that will not result in (x) such Lender’s Term Loan Exposure exceeding such Lender’s Term Loan Commitment or (y) the Total Term Loan Exposure exceeding the Aggregate Term Loan Commitment. The Borrowings may be Adjusted Base Rate Borrowings or Eurocurrency Borrowings.

(b) The Facility created by this Agreement shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement. The Term Loan Commitment of each Lender shall terminate upon the earlier of (i) the funding of such Lender’s Loan hereunder on the Closing Date and (ii) 5:00 p.m. (Central Time) on the Closing Date. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.

2.2. Incremental Loans . The Borrower shall have the right to request one or more additional tranches of additional Loans (the “Incremental Loans”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that the aggregate amount of such Incremental Loans shall not exceed One Hundred Million Dollars ($100,000,000). Each such Incremental Loan must be an aggregate minimum amount of $~~10,000,000~~20,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent and the Arrangers, in consultation with the Borrower, shall manage all aspects of such Incremental Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of Incremental Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to provide an Incremental Loan, and any new Lender becoming a party to this Agreement in connection with any such requested Incremental Loan must be an

Eligible Assignee. Effecting the Incremental Loans under this Section is subject to the following conditions precedent: (w) the Administrative Agent shall have consented thereto (such consent not to be unreasonably withheld or delayed), (x) no Default or Event of Default shall be in existence on the effective date of such Incremental Loans, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct on the effective date of such Incremental Loans except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by a Qualified Officer of the Borrower of (A) all partnership or other necessary action taken by the Borrower to authorize such Incremental Loans and (B) all corporate or other necessary action taken by Guarantor authorizing the guaranty of such Incremental Loans; and (ii) an opinion of counsel to the Borrower and the Guarantor, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) if requested, new Notes executed by the Borrower, payable to any new Lenders and replacement Notes, if requested by any applicable Lender, executed by the Borrower, payable to any existing Lenders making Incremental Loans, in the amount of each such Lender’s Term Loan Exposure at the time of the effectiveness of the applicable Incremental Loans. In connection with any Incremental Loans pursuant to this Section 2.2 any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request. The Incremental Loans (i) shall rank pari passu in right of payment with the existing Loans, (ii) shall not mature earlier than the Maturity Date and (iii) shall be treated substantially the same as (and in any event no more favorably than) the existing Loans. Incremental Loans may be made hereunder pursuant to an amendment or restatement of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each new Lender participating in such tranche (if any), each existing Lender participating in such tranche (if any) and the Administrative Agent. The Administrative Agent may, without the consent of any other Lenders (except as expressly required pursuant to Section 14.3), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.2.

2.3. Principal Payments. Any outstanding Borrowings and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date.

2.4. Requests for Borrowings; Responsibility for Borrowings. Borrowings shall be made available to the Borrower by Administrative Agent in accordance with Section 2.1(a) and Section 2.7 hereof. The obligation of each Lender to fund its Percentage of each Borrowing shall be several and not joint.

2.5. Evidence of Credit Extensions. Any Lender may request that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 13.3) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns). Each Lender may record Borrowings and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender’s record thereof shall be conclusive absent the Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender with respect to that Lender’s records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Borrowing shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Notes to pay the amount actually owed by the Borrower to Lenders.

2.6. Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder.

(b) Subject to Section 4.3, each Borrowing shall be comprised entirely of Adjusted Base Rate Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) No more than ten (10) Eurocurrency Borrowings may be outstanding at any one time under the Facility.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

2.7. Requests for Borrowings.

(a) To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a “Borrowing Notice”) (A) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m. (Central Time), three (3) Business Days before the date of the proposed Borrowing, or (B) in the case of an Adjusted Base Rate Borrowing, not later than 11:00 a.m. (Central Time), one (1) Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Notice shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice in substantially the form of Exhibit J in the case of any Borrowing. Each such telephonic and written Borrowing Notice shall specify the following information in compliance with Section 2.7: (i) the Borrower requesting such Borrowing; (ii) the Type of the requested Borrowing; (iii) the aggregate amount of such Borrowing; (iv) the date of such Borrowing, which shall be a Business Day; (v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.7. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an Adjusted Base Rate Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Notice in accordance with this Section, the Administrative Agent shall advise each relevant Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2 and otherwise comply with the conditions set forth in Section 5.2 for Borrowings.

Not later than 11:00 a.m. (Central Time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available at the Administrative Office. Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement.

(b) Administrative Agent shall, as soon as practicable after receipt of a Borrowing Notice, determine the Adjusted LIBOR Rate applicable to the requested Eurocurrency Borrowing and inform the Borrower and Lenders of the same. Each determination of the Adjusted LIBOR Rate by Administrative Agent shall be conclusive and binding upon the Borrower in the absence of manifest error.

(c) If the Borrower shall prepay a Eurocurrency Borrowing other than on the last day of the Interest Period applicable thereto, the Borrower shall be responsible to pay all amounts due to Lenders as required by Section 4.4 hereof. The Lenders shall not be obligated to match fund their Eurocurrency Borrowings.

(d) The right of the Borrower to select the Adjusted LIBOR Rate and the Adjusted Base Rate for a Borrowing pursuant to this Agreement is subject to the availability to Lenders, as applicable, of a similar option. If Administrative Agent determines that (i) deposits of Dollars in an amount approximately equal to the Borrowing for which the Borrower wishes to select the Adjusted LIBOR Rate or Adjusted Base Rate are not generally available at such time in the London interbank eurodollar market, or (ii) the rate at which the deposits described in subsection (i) herein are being offered will not adequately and fairly reflect the costs to Lenders, as applicable, of maintaining an Adjusted LIBOR Rate or Adjusted Base Rate on a Borrowing or of funding the same in such market for such Interest Period, or (iii) reasonable means do not exist for determining an Adjusted LIBOR Rate or Adjusted Base Rate, or (iv) the Adjusted LIBOR Rate or Adjusted Base Rate would be in excess of the maximum interest rate which the Borrower may by law pay, then in any of such events, Administrative Agent shall so notify the Borrower and Lenders and notwithstanding anything herein to the contrary, such Borrowing shall bear interest at the Substitute Rate.

2.8. Interest Elections.

(a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request (or as set forth in Section 2.7 if no Interest Period is specified). Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding the foregoing, the Borrower may not (i) elect an Interest Period for Eurocurrency Loans that does not comply with Section 2.6(d), (ii) elect to convert any Adjusted Base Rate Loans to Eurocurrency Loans that would result in the number of Eurocurrency Borrowings exceeding the maximum number of Eurocurrency Borrowings permitted under Section 2.6(c) or (iii) elect an Interest Period for Eurocurrency Loans unless the aggregate outstanding principal amount of Eurocurrency Loans to which such Interest Period will apply complies with the requirements as to minimum principal amount set forth in Section 2.11.

(b) To make an election pursuant to this Section (an “Interest Election Request”), the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.7 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent (hereinafter referred to as a “Conversion/Continuation Notice”).

(c) Each telephonic and written Conversion/Continuation Notice shall specify the following information in compliance with Section 2.6 and paragraph (a) of this Section: (i) the Borrowing to which such Conversion/Continuation Notice applies; (ii) the effective date of the election made pursuant to such Conversion/Continuation Notice, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an Adjusted Base Rate Borrowing or a Eurocurrency Borrowing; and (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election. If any such Conversion/Continuation Notice requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of a Conversion/Continuation Notice, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to timely deliver a Conversion/Continuation Notice with respect to a Eurocurrency Borrowing in accordance with Section 2.8(b) prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurocurrency Borrowing with the same Interest Period as the Eurocurrency Borrowing being continued (unless such deemed election shall result in an Interest Period ending after the Maturity Date, in which case the Borrower shall be deemed to have elected a one (1) month Interest Period which will not end after the Maturity Date; provided however that if less than 30 days remain until the Maturity Date, such Eurocurrency Borrowing shall bear interest at the Adjusted Base Rate). The Administrative Agent shall advise each relevant Lender and the Borrower of the details of any such deemed continuation under this clause (e).

(f) Notwithstanding anything to the contrary contained in this Section 2.8, no Borrowing may be converted into a Eurocurrency Borrowing or continued as a Eurocurrency Borrowing (except with the consent of the Required Lenders) when any Monetary Default or Event of Default has occurred and is continuing.

2.9. Applicable Margins.

(a) The Base Rate Applicable Margin and the LIBOR Applicable Margin to be used in calculating the interest rate applicable to different Types of Borrowings, shall vary from time to time in accordance with the Consolidated Leverage Ratio as follows:

Consolidated Leverage Ratio	LIBOR Applicable Margin	Base Rate Applicable Margin
Less than 35%	1.20%	1.20%
~~Less~~35% or greater but less than 40%	~~1.60~~1.30%	~~1.60~~1.30%
40% or greater but less than 45%	~~1.65~~1.35%	~~1.65~~1.35%
45% or greater but less than 50%	~~1.80~~1.40%	~~1.80~~1.40%
50% or greater but less than 55%	~~1.95~~1.50%	~~1.95~~1.50%
55% or greater	~~2.25~~1.70%	~~2.25~~1.70%

The LIBOR Applicable Margin and Base Rate Applicable Margin shall be determined by the Administrative Agent from time to time, based on the Consolidated Leverage Ratio as set forth in the compliance certificate most recently delivered by the Borrower pursuant to Section 8.2(iv). Any adjustment to the LIBOR Applicable Margin and Base Rate Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable compliance certificate pursuant to Section 8.2(iv). If the Borrower fails to deliver a compliance certificate in accordance with Section 8.2(iv), the LIBOR Applicable Margin and the Base Rate Applicable Margin shall equal the percentages corresponding to a Consolidated Leverage Ratio of 55% or greater until the first day of the calendar month immediately following the month that the required compliance certificate is delivered. Notwithstanding the foregoing, for the period from the Agreement Execution Date through but excluding the date on which the

Administrative Agent first determines the LIBOR Applicable Margin and the Base Rate Applicable Margin as set forth above, the LIBOR Applicable Margin and the Base Rate Applicable Margin shall be determined based on a Consolidated Leverage Ratio of “Less than ~~40~~35%”. Thereafter, such LIBOR Applicable Margin and Base Rate Applicable Margin shall be adjusted from time to time as set forth in this definition. It is understood and agreed that each change in pricing level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect at the time it was delivered to the Administrative Agent as the result of fraud or intentional misstatement thereof, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s or any Lender’s other rights under this Agreement.

(b) If the Borrower has an Investment Grade Rating during the term of the Facility, at the one-time election of the Borrower upon prior irrevocable written notice to Administrative Agent and the Lenders, which election shall relate solely to this Agreement and shall have no effect on elections to be made with respect to the Existing Revolving Credit Agreement or the Existing Term Loan Agreement, from and after such election the Base Rate Applicable Margin and the LIBOR Applicable Margin shall vary from time to time in accordance with the Investment Grade Rating as follows (such that the Applicable Margin shall change from time to time as and when the Investment Grade Rating changes, which changes shall be effective from and after the date that notice is delivered from the Borrower to the Administrative Agent of the applicable Investment Grade Rating change):

Rating Level	LIBOR Applicable Margin	Base Rate Applicable Margin
A-/A3	~~1.40~~0.90%	~~1.40~~0.90%
BBB+/Baa1	~~1.45~~0.95%	~~1.45~~0.95%
BBB/Baa2	~~1.55~~1.10%	~~1.55~~1.10%
BBB-/Baa3	~~1.80~~1.35%	~~1.80~~1.35%
Below BBB- ~~or~~and Baa3 (“Level V”)	~~2.30~~1.75%	~~2.30~~1.75%

The Applicable Margin shall be determined by the higher of the two ratings from S&P or Moody’s. In the event that such two ratings are more than one rating level apart and both are Investment Grade Ratings, then the rating level one level above the lower of the two ratings shall apply. If only one Investment Grade Ratings has been issued, the Applicable Margin shall be determined based on the sole Investment Grade Rating then in effect. If Investment Grade Ratings shall have been assigned by both rating agencies and thereafter the Borrower does not have an Investment Grade Rating from either Rating Agency, the Applicable Margin shall be determined based on Level V of the forgoing table in this Section 2.9(b). The Borrower may not return to pricing determinations based on the table in Section 2.9(a) after selecting to use the table in Section 2.9(b).

2.10. Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

2.11. Minimum Amount of Each Borrowing. Each Eurocurrency Borrowing shall be in the minimum amount of $2,000,000 (and in multiples of $100,000 if in excess thereof), and each Adjusted Base Rate Borrowing shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof).

2.12. Interest.

(a) Subject to Section 2.14, the outstanding principal balance of the Loans shall bear interest from time to time at a rate per annum equal to:

(i) the Adjusted Base Rate; or

(ii) at the election of the Borrower in accordance with Section 2.8 with respect to all or portions of the Obligations, the Adjusted LIBOR Rate.

(b) All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Borrowing shall be payable on the first day of each calendar month in arrears from time to time while such Borrowing is outstanding~~.~~ (or, if earlier, on the Maturity Date). Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 1:00 p.m. (Central Time). If any payment of principal or interest on the Loans, or fees hereunder or under any other Loan Document, shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment; provided that for purposes of Section 10.1 hereof, any payments of principal described in this sentence shall be considered to be “due” on such next succeeding Business Day.

2.13. Method of Payment.

(a) All payments of the Obligations hereunder shall be made, without set off, deduction, or counterclaim, in immediately available funds to Administrative Agent at the Administrative Office or at any other Lending Office of Administrative Agent specified in writing by Administrative Agent to the Borrower, by 11:00 a.m. (Central Time) on the date when due and shall be applied ratably by Administrative Agent among Lenders in the Facility. Each such payment shall be made in Dollars. Each payment delivered to Administrative Agent for the account of any Lender shall be delivered promptly by Administrative Agent to such Lender in the same type of funds that Administrative Agent received at its address specified herein or at any Lending Office specified in a notice received by Administrative Agent from such Lender. Payments not made by Administrative Agent within one (1) Business Day after receipt shall accrue interest at Federal Funds Effective Rate. Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Wells for each payment of principal, interest and fees as it becomes due hereunder.

(b) If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.7, 2.16 or 12.8, then the Administrative Agent shall, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

2.14. Default. Notwithstanding the foregoing, during the continuance of a Monetary Default or an Event of Default, the Borrower shall not have the right to request a Eurocurrency Borrowing, select a new Interest Period for an existing Eurocurrency Borrowing or convert any Adjusted Base Rate Borrowing to a Eurocurrency Borrowing. During the continuance of a Monetary Default or an Event of Default, at the election of the Required Lenders, by notice to the Borrower, outstanding Borrowings shall bear interest at the applicable Default Rates until such Monetary Default or Event of Default ceases to exist or the Obligations are paid in full.

2.15. Lending Offices. Each Lender may book its Borrowings at any Lending Office selected by such Lender and may change its Lending Office from time to time. All terms of this Agreement shall apply to any such Lending Office and any Note shall be deemed held by the applicable Lender for the benefit of such Lending Office. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Office through which Borrowings will be made by it and for whose account payments are to be made.

2.16. Non Receipt of Funds by Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies Administrative Agent prior to the date on which it is scheduled to make payment to Administrative Agent of (i) in the case of a Lender, a Borrowing, or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to Administrative Agent, the recipient of such payment shall, promptly after demand by Administrative Agent, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate (as determined by Administrative Agent) or (ii) in the case of payment by the Borrower, the interest rate applicable to Adjusted Base Rate Borrowings. If the Borrower and any Lender shall each pay any such amount made available by the Administrative Agent on behalf of such Lender for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount paid by the Borrower for such period. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Loan to be made by such Lender.

2.17. [~~reserved~~Reserved].

2.18. [~~reserved~~Reserved].

2.19. [~~reserved~~Reserved].

2.20. Pro Rata Treatment/Sharing of Payments.

(a) Except to the extent otherwise provided herein: (i) each Borrowing from the Lenders under Sections 2.7 shall be made from the Lenders pro rata according to the amounts of their respective Percentages; (ii) each payment or prepayment of principal of Loans shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, provided that, subject to Section 12.16, if immediately prior to giving effect to any such payment in respect of any Loans the outstanding principal amount of the Loans shall not be held by the Lenders pro rata in accordance with their respective Percentages in effect at the time such Loans were made, then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders pro rata in accordance with their respective Percentages; (iii) each payment of interest on Loans shall be made for the account of the Lenders, pro rata in accordance with the amounts of interest on such Loans, then due and payable to the respective Lenders and (iv) the making, conversion and continuation of Loans of a particular Type shall be made pro rata among the Lenders, according to the amounts of their respective Loans, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous.

(b) If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf the Borrower or any other Loan Party to a Lender (other than any payment in respect of Specified Rate Management Obligations) not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 2.20(a) or Section 2.22, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 2.20(a) or Section 2.22, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

2.21. [Reserved].

2.22. Application of Moneys Received. Subject to Section 2.13(b) hereof, all moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

(i) to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;

(ii) to the reimbursement of any yield protection due to any of the Lenders in accordance with Section 4.1;

(iii) to the payment of all fees then due to the Administrative Agent;

(iv) [reserved];

(v) first to interest until paid in full and then to principal for all Lenders (x) for Borrowings (unless an Event of Default exists) (the amount allocated to Borrowings to be distributed in accordance with the applicable pro rata shares of the outstanding amounts of the Lenders) or (y) if an Event of Default exists, in accordance with the respective Percentages of the Lenders until principal is paid in full, each Lenders’ share of such payment to be allocated pro rata among the outstanding Types of Loans owed to such Lender; and

(vi) any other sums due to the Administrative Agent or any Lender under any of the Loan Documents.

2.23. [Reserved].

2.24. Prepayments of Loans.

(a) The Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section and payment of a prepayment premium in accordance with paragraph (c) of this Section.

(b) The Borrower shall notify the Administrative Agent by telecopy of any prepayment under clause (a) above not later than 11:00 a.m. (Central Time) on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment pursuant to clause (a) above of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.11 hereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the applicable prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 hereof and by breakage costs to the extent required by Section 4.4 hereof.

(c) Upon the prepayment (whether voluntary or otherwise) of any Borrowing hereunder, the Borrower shall pay a prepayment premium (the “Prepayment Premium”) equal to the percentage of the principal amount so prepaid set forth in the following table corresponding to the period during which such prepayment is made:

Period	Prepayment Premium
After the Closing Date and on or prior to the 1-year anniversary of the Closing Date	2.0%
After the 1-year anniversary of the Closing Date and on or prior to the 2-year anniversary of the Closing Date	1.0%
After the 2-year anniversary of the Closing Date	0.0%

The Prepayment Premium shall be due and payable on the date of any such prepayment.

ARTICLE III.

[RESERVED]

ARTICLE IV.

CHANGE IN CIRCUMSTANCES

4.1. Yield Protection. If any Change in Law:

(i) subjects the Administrative Agent, any Lender or any applicable Lending Office to any taxes, duties, levies, imposts, deductions, assessments, fees, charges or withholdings, and all liabilities with respect thereto (other than (A) Taxes, (B) Excluded Taxes or (C) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities, capital or liquidity attributable to making, converting, funding or maintaining its Borrowings or its Term Loan Commitment, or

(ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Office (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Borrowings), or

(iii) imposes any other condition, and the result is to increase the cost of any Lender or any applicable Lending Office of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Office in connection with loans, or requires any Lender or any applicable Lending Office to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within fifteen (15) days of demand by the Administrative Agent or such Lender, the Borrower shall pay the Administrative Agent or such Lender that portion of such increased expense incurred or reduction in an amount received which the Administrative Agent or such Lender determines is attributable to making, funding and maintaining its Borrowings and its Term Loan Commitment (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant).

4.2. Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Office of such Lender or any corporate entity controlling such Lender is increased as a result of a Change in Law (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant), then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which is attributable to this Agreement, its Borrowings or its obligation to make Borrowings hereunder (after taking into account such Lender’s policies as to capital adequacy). Without in any way affecting the Borrower’s obligation to pay compensation actually claimed by a Lender under this Section 4.2, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that the Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender’s most recent demand for compensation under this Section 4.2, and further provided that such replacement is otherwise in accordance with Section 4.7. The Lender being replaced shall assign its Term Loan Exposure and its rights and obligations under this Facility to the replacement Lender in accordance with the requirements of Section 13.3 hereof and the replacement Lender shall assume such Term Loan Exposure, all pursuant to an assignment agreement substantially in the form of Exhibit I hereto. The purchase by the replacement Lender shall be at par (plus all accrued and unpaid interest and any other sums owed to such Lender being replaced hereunder) which shall be paid to the Lender being replaced upon the execution and delivery of the assignment. The Lender being replaced shall continue to be entitled to the benefits of Sections 4.1, 4.2, 4.4, 4.5 and 14.6 for events recurring prior to assignment to the replacement Lender.

4.3. Availability of Eurocurrency or Adjusted Base Rate Borrowings. ~~If~~

(i) Unless and until a Replacement Rate is implemented in accordance with clause (ii) below, if (a) any Lender determines that maintenance of any of its Eurocurrency Borrowings or Adjusted Base Rate Borrowings (sometimes collectively referred to as “LIBOR Borrowings”) at a suitable Lending Office would violate any ~~applicable law, rule, regulation or directive of any Governmental Authority having jurisdiction~~Applicable Law, the Administrative Agent shall suspend by written notice to the Borrower (with a copy thereof being delivered contemporaneously to Lenders) the availability of LIBOR Borrowings and require any LIBOR Borrowings to be repaid; or (b) if the Required Lenders determine that (~~i~~1) deposits of a type or maturity appropriate to match fund LIBOR Borrowings are not available, the Administrative Agent shall suspend by written notice to the Borrower (with a copy thereof being delivered contemporaneously to Lenders) the availability of LIBOR Borrowings with respect to any LIBOR Borrowings made after the date of any such determination, or (~~ii~~2) an interest rate applicable to a LIBOR Borrowing does not accurately reflect the cost of making a Eurocurrency Borrowing, and, if for any reason whatsoever the provisions of Section 4.1 are inapplicable, the Administrative Agent shall suspend by written notice to the Borrower (with a copy thereof being delivered contemporaneously to Lenders) the availability of LIBOR Borrowings with respect to any LIBOR Borrowings made after the date of any such determination. If this occurs, Borrowings shall, to the extent permissible under ~~applicable law~~Applicable Law, bear interest at the Substitute Rate, rather than any Loans becoming payable.

(ii) Notwithstanding anything to the contrary in Section 4.3(i) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 4.3(i)(b) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. market or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having or purporting to have jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in Dollars in the U.S. market, then the Administrative Agent may, to the extent practicable (in consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 4.3(i)(b) occurs with respect to the Replacement Rate or (B) the Administrative Agent (or the Required Lenders through the Administrative Agent) notifies the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.3(ii). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 14.13), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, a written notice signed by Lenders constituting Required Lenders stating that such Lenders object to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lenders object). To the extent the Replacement Rate is approved by the Administrative Agent in connection with this clause (ii), the Replacement Rate shall be applied in a manner consistent with market practice.

4.4. Funding Indemnification. If any payment of a LIBOR Borrowing occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Borrowing is not made, continued or converted on the date specified by the Borrower for any reason other than default by one or more of the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by such Lender, as applicable, resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the LIBOR Borrowing.

4.5. Taxes.

(i) All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with ~~applicable law~~Applicable Law, and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

(ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).

(iii) The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 4.5) paid by the Administrative Agent or such Lender as a result of its Term Loan Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 4.6.

(iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten (10) Business Days after the date of this Agreement, (i) deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 4.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

(vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by ~~applicable law~~Applicable Law, such properly completed and executed documentation prescribed by ~~applicable law~~Applicable Law as will permit such payments to be made without withholding or at a reduced rate.

(vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 4.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

(viii) If a payment made to a Lender hereunder or under any Note would be subject to United States federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable) such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by ~~applicable law (~~Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.5(viii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(ix) Each of the Lenders represents that as of the Agreement Execution Date it is not aware of any facts that would give rise to a claim for additional payments under this Section 4.5.

4.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Office with respect to its LIBOR Borrowings to reduce any liability of the Borrower to such Lender under Sections 4.1, 4.2 and 4.5 or to avoid the unavailability of a LIBOR Borrowing, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2, 4.4 and 4.5 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. The amount due in such statement shall not include amounts due under Section 4.5 that are either attributable to facts known to the Lender as of the Agreement Execution Date or that relate to a time period more than ninety (90) days prior to the giving of such written statement. Determination of amounts payable under such Sections in connection with a LIBOR Borrowing shall be calculated as though each Lender funded its LIBOR Borrowing through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Adjusted LIBOR Rate applicable to such Borrowing, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 4.1, 4.2, 4.4 and 4.5 hereof shall survive payment of the Obligations and termination of this Agreement.

4.7. Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender which (a) is not capable of receiving payments without any deduction or withholding of United States federal income tax pursuant to Section 4.5, or (b) cannot maintain its LIBOR Borrowings at a suitable Lending Office pursuant to Section 4.6, with a replacement bank or other financial institution or (c) becomes a Defaulting Lender; provided that (i) such replacement does not conflict with any applicable legal or regulatory requirements affecting the remaining Lenders, (ii) no Event of Default or (after notice thereof to the Borrower) no Default shall have occurred and be continuing at the time of such replacement, (iii) the replacement bank or institution shall purchase at par all Loans and the Borrower or the replacement bank or institution shall repay other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under Sections 4.4 and 4.6 if any LIBOR Borrowing owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.3 (provided that the Borrower shall be obligated to pay the processing fee referred to therein and the replaced Lender’s consent shall not be required), (vii) until such time as such replacement shall be consummated, the Borrower shall continue to pay all amounts payable hereunder without setoff, deduction, counterclaim or withholding and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

ARTICLE V.

CONDITIONS PRECEDENT

5.1. Conditions Precedent to Closing. The Lenders shall not be required to make the initial Loans pursuant to Section 2.1 hereunder unless (i) the Borrower shall have paid all fees then due and payable to the Lenders, the Arrangers and the Administrative Agent hereunder, including reasonable legal fees and out-of-pocket expenses, (ii) all of the conditions set forth in Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and with sufficient copies for the Lenders, the following:

(a) Certificates of Limited Partnership/Incorporation. A copy of the Certificate of Limited Partnership for the Borrower and a copy of the articles of incorporation of the General Partner, each certified by the appropriate Secretary of State or equivalent state official.

(b) Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for the Borrower and a copy of the bylaws of the General Partner, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date.

(c) Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where the Borrower and the General Partner are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification (if issued) of (i) the Borrower, and (ii) the General Partner.

(d) Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where the Borrower and the General Partner maintain their principal place of business, dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign limited partnership or foreign corporation, as the case may be, for (i) the Borrower, and (ii) the General Partner.

(e) Resolutions. A copy of a resolution or resolutions adopted by the Board of Directors of the General Partner, certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date, authorizing the Borrowings provided for herein and the execution, delivery and performance of the Loan Documents by the General Partner to be executed and delivered by it hereunder on behalf of itself and the Borrower.

(f) Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of the General Partner and dated the Agreement Execution Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and the Borrower hereunder.

(g) Loan Documents. Originals of the Loan Documents (in such quantities as the Lenders may reasonably request), duly executed by authorized officers of the appropriate entity, including this Agreement duly executed by authorized officers of each Lender.

(h) Opinion of Borrower’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the Borrower which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit E.

(i) Opinion of General Partner’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the General Partner which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit F.

(j) Financial and Related Information. The following information:

(i) The most recent financial statements of the Borrower and the General Partner and a certificate from a Qualified Officer of the Borrower that no change in the Borrower’s financial condition that would have a Material Adverse Effect has occurred since December 31, 2014; and

(ii) A Disbursement Instruction Agreement, in substantially the form of Exhibit C hereto, addressed to the Administrative Agent and signed by a Qualified Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

(k) Closing Certificate. A certificate, signed by an officer of the Borrower, stating that on the Agreement Execution Date no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct as of the Agreement Execution Date as and to the extent set forth herein.

(l) Compliance Certificate. A certificate substantially in the form of Exhibit H, signed by an officer of the Borrower certifying as to compliance with the financial covenants set forth in Section 9.7 on a pro-forma basis on the Agreement Execution Date using the financial results as of the last day of the most recently completed calendar quarter and giving effect to the incurrence of the Loans, which certificate shall include calculations in reasonable detail demonstrating such compliance.

(m) Other Evidence as any Lender May Require. Such other evidence as any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the conditions set forth in this Agreement.

When all such conditions have been fulfilled (or, in the Lenders’ sole discretion, waived by Lenders), the Administrative Agent shall confirm in writing to the Borrower that the initial Borrowings are then available to the Borrower hereunder.

5.2. Conditions Precedent to Subsequent Borrowings. Borrowings after the initial Borrowing (other than conversions or continuations) shall be made from time to time as requested by the Borrower, and the obligation of each Lender to make any Borrowing is subject to the following terms and conditions:

(a) prior to and after giving effect to each such Borrowing, no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents, and the Borrower shall deliver a certificate of the Borrower to such effect; and

(b) The representations and warranties contained in Article VI and VII are true and correct as of such borrowing date, as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

Subject to the last grammatical paragraphs of Article VI and VII hereof, each Borrowing Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) and (b) have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan or Incremental Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent and the other Lenders that the conditions precedent for initial Loans set forth in Section 5.1 and Section 5.2 (if applicable) that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Lenders that:

6.1. Existence. The Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware, with its principal place of business in the State of Illinois, and is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns Properties and, except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which its business is conducted. Each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns Property, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which it conducts business.

6.2. Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the Borrower hereunder are within the partnership authority of such entity and the corporate powers of the general partners of such entity, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which the Borrower or the General Partner is a party or by which the Borrower, the General Partner or any of their respective assets may be bound or affected.

6.3. Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by such entities hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

6.4. Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

6.5. Solvency.

(i) Immediately after the Agreement Execution Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(ii) The Borrower does not intend to, or to permit any of its Subsidiaries to incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

6.6. Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the Borrower or any of its Subsidiaries which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

6.7. Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the Borrower, and the Notes when executed and delivered will be the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

6.8. Title to Property. To the best of the Borrower’s knowledge after due inquiry, the Borrower or its Subsidiaries has good and marketable title to the Properties and assets reflected in the financial statements as owned by it or any such Subsidiary free and clear of Liens except for the Permitted Liens. The execution, delivery or performance of the Loan Documents required to be delivered by the Borrower hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

6.9. Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the Borrower’s knowledge, threatened against or affecting the Borrower or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Borrower and/or would cause a Material Adverse Financial Change of the Borrower or materially impair the Borrower’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 6.9 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

6.10. Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the Borrower under any of the Loan Documents or any other document to which the Borrower is a party.

6.11. Investment Company Act of 1940. The Borrower is not and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

6.12. Public Utility Holding Company Act. The Borrower is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.

6.13. Regulation U. The proceeds of the Borrowings will not be used, directly or indirectly, in a manner which would cause the Facility to be treated as a “Purpose Credit.”

6.14. No Material Adverse Financial Change. To the best knowledge of the Borrower, there has been no Material Adverse Financial Change in the condition of the Borrower since the date of the financial and/or operating statements most recently submitted to the Lenders.

6.15. Financial Information. All financial statements furnished to the Lenders by or at the direction of the Borrower and all other financial information and data furnished by the Borrower to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Borrower as of such date. The Borrower has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

6.16. Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Lenders will be, true and accurate (taken as a whole) in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

6.17. ERISA. (i) The Borrower is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

6.18. Taxes. All required Federal, state and other material tax returns have been filed by the Borrower with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired ~~or except~~and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

6.19. Environmental Matters. Except as disclosed in Schedule 6.19, each of the following representations and warranties is true and correct except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(i) To the knowledge of the Borrower, the Properties of the Borrower, its Subsidiaries, and Investment Affiliates do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability under, Environmental Laws.

(ii) The Borrower has not received any written notice alleging that any or all of the Properties of the Borrower and its Subsidiaries and Investment Affiliates and all operations at the Properties are not currently in compliance with all applicable Environmental Laws. Further, the Borrower has not received any written notice alleging the current existence of any contamination at or under such Properties in amounts or concentrations which constitute a violation of any Environmental Law, or any violation of any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries or Investment Affiliates is or could be liable.

(iii) Neither the Borrower nor any of its Subsidiaries or Investment Affiliates has received any written notice of current non-compliance, liability or potential liability regarding Environmental Laws with regard to any of the Properties, nor does it have knowledge that any such notice will be received or is being threatened.

(iv) To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been transported or disposed of from the Properties of the Borrower and its Subsidiaries and Investment Affiliates in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrower, any Subsidiary, or any Investment Affiliate under, Environmental Laws, nor during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of such Properties in violation of, or in a manner that could give rise to liability of the Borrower, any Subsidiary or any Investment Affiliate under, any applicable Environmental Laws.

(v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower, any of its Subsidiaries, or any Investment Affiliate, is named as a party with respect to the Properties of such entity, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries, or any Investment Affiliate is or could be liable.

(vi) To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties of the Borrower and its Subsidiaries and Investment Affiliates, or arising from or related to the operations of such entity in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

6.20. Insurance. The Borrower maintains insurance on its properties consistent with the insurance maintained by other institutional owners of similar properties.

6.21. No Brokers. The Borrower has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under the Borrower in connection with the Facility.

6.22. No Violation of Usury Laws. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

6.23. Not a Foreign Person. The Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

6.24. No Trade Name. Except for the name “First Industrial,” and except as otherwise set forth on Schedule 6.24 attached hereto, the Borrower does not use any trade name and has not and does not do business under any name other than their actual names set forth herein. The principal place of business of the Borrower is as stated in the recitals hereto.

6.25. Subsidiaries. Schedule 6.25 hereto contains an accurate list of all of the presently existing Subsidiaries of the Borrower, setting forth the percentage of their respective Capital Stock owned by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

6.26. Unencumbered Assets. Schedule 6.26 hereto contains a complete and accurate description of Unencumbered Assets as of ~~June~~September 30, ~~2015~~2017 and as supplemented from time to time including the entity that owns each Unencumbered Asset. With respect to each Project identified from time to time as an Unencumbered Asset, the Borrower hereby represents and warrants as follows except to the extent disclosed in writing to the Lenders and approved by the Required Lenders (which approval shall not be unreasonably withheld) or except to the extent the failure of such representation and warranty to be true would not materially adversely affect the use and operation of such Project for its intended use or its marketability or value:

(a) No portion of any improvement on the Unencumbered Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, the Borrower has obtained and will maintain the insurance prescribed in Section 6.20 hereof.

(b) To the Borrower’s knowledge, the Unencumbered Asset and the present use and occupancy thereof are in material compliance with all ~~applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and~~Applicable Laws (including all Environmental Laws~~, and other similar laws (“Applicable Laws”~~).

(c) The Unencumbered Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Unencumbered Asset has accepted or is equipped to accept such utility service.

(d) All public roads and streets necessary for service of and access to the Unencumbered Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

(e) The Unencumbered Asset is served by public water and sewer systems or, if the Unencumbered Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws with respect to such alternate systems.

(f) The Borrower is not aware of any latent or patent structural or other significant deficiency of the Unencumbered Asset. The Unencumbered Asset is free of damage and waste that would materially and adversely affect the value of the Unencumbered Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. The Unencumbered Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of the Borrower threatened condemnation proceedings affecting the Unencumbered Asset, or any material part thereof.

(g) To the Borrower’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Unencumbered Asset are in a good and safe condition and repair and to the Borrower’s knowledge, in material compliance with all Applicable Laws with respect to such systems.

(h) All improvements on the Unencumbered Asset lie within the boundaries and building restrictions of the legal description of record of the Unencumbered Asset, no such improvements encroach upon easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset and no improvements on adjoining properties encroach upon the Unencumbered Asset or easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset. All amenities, access routes or other items that materially benefit the Unencumbered Asset are under direct control of the Borrower, constitute permanent easements that benefit all or part of the Unencumbered Asset or are public property, and the Unencumbered Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

(i) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Unencumbered Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.

(j) The Unencumbered Asset satisfies each of the requirements for an Unencumbered Asset as set forth in the definition thereof.

A breach of any of the representations and warranties contained in this Section 6.26 with respect to a Project shall disqualify such Project from being an Unencumbered Asset for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default (unless the elimination of such Property as an Unencumbered Asset results in a Default under one of the other provisions of this Agreement).

6.27. Anti-Corruption Laws and Sanctions.

~~6.27. Patriot Act and Other Specified Laws.~~ None of the Borrower or any of its Subsidiaries~~: (a) is (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC and available at http://www.treasury.gov/about/organizational-structure/offices/Pages/Office-of-Foreign-Assets-Control.aspx, or as otherwise published by OFAC from time to time, (ii) a country, a region within a country, or an agency of the government of a country, (iii) an organization controlled by a country, or (iv) a Person resident in a country, in each case that is subject to or the target of a sanctions program applicable to such country, region, agency, organization or Person and identified on any Sanctions-related list maintained by OFAC (any such Person identified in this clause (a) being a “Sanctioned Person”); or (b~~, nor, to the knowledge of the Borrower, any of the directors, officers, employees or agents of the Borrower or of any of its Subsidiaries (i) is a Sanctioned Person, or (ii) to the knowledge of the Borrower, except as may be disclosed by the Borrower to the Administrative Agent from time to time, derives any of its assets or operating income from investments in or transactions with any Sanctioned Person. The Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective officers, directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan, use of the proceeds of any Loan, or other transactions contemplated hereby will violate (x) Anti-Corruption

Laws or ~~applicable~~(y) any Sanctions applicable to any party hereto. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

The Borrower agrees that all of its representations and warranties set forth in Article VI of this Agreement and elsewhere in this Agreement are true ~~on the~~as of the effective date of the Second Amendment to Unsecured Term Loan Agreement ~~Execution Date~~, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon the date of each request for disbursement of a Borrowing, provided that the Borrower shall only be obligated to update any Schedules referred to in this Article VI and the financial statements required under Section 8.2(i) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement ~~hereunder~~ shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

6.28. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

ARTICLE VII.

ADDITIONAL REPRESENTATIONS AND WARRANTIES

The General Partner hereby represents and warrants to the Lenders that:

7.1. Existence. The General Partner is a corporation duly organized and existing under the laws of the State of Maryland, with its principal place of business in the State of Illinois, is duly qualified as a foreign corporation and properly licensed (if required) and in good standing in each jurisdiction where the failure to qualify or be licensed (if required) would constitute a Material Adverse Financial Change with respect to the General Partner or have a Material Adverse Effect on the business or properties of the General Partner.

7.2. Corporate Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the General Partner hereunder are within the corporate powers of the General Partner, have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any organizational instruments of the General Partner, or any instrument or agreement to which the General Partner is a party or by which the General Partner or any of its assets is bound or affected.

7.3. Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by the General Partner hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

7.4. Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

7.5. Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the General Partner which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

7.6. Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the General Partner, as the general partner of the Borrower, enforceable against the General Partner in accordance with its respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

7.7. Liens; Consents. The execution, delivery or performance of the Loan Documents required to be delivered by the General Partner hereunder will not result in the creation of any Lien on the Properties other than in favor of the Lenders. No consent to the transactions hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

7.8. Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the General Partner’s knowledge, threatened against or affecting the General Partner or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the General Partner and/or would cause a Material Adverse Financial Change with respect to the General Partner or materially impair the General Partner’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 7.8 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

7.9. Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the General Partner under any of the Loan Documents or any other document to which the General Partner is a party.

7.10. Investment Company Act of 1940. The General Partner is not, and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

7.11. Public Utility Holding Company Act. The General Partner is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.

7.12. No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the General Partner since the last date on which the financial and/or operating statements were submitted to the Lenders.

7.13. Financial Information. All financial statements furnished to the Lenders by or on behalf of the General Partner and all other financial information and data furnished by or on behalf of the General Partner to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the General Partner as of such date. The General Partner has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

7.14. Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the General Partner to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the General Partner to the Lenders will be, true and accurate in all material respects (taken as a whole) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

7.15. ERISA. (i) The General Partner is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

7.16. Taxes. All required Federal, state and other material tax returns have been filed by the General Partner with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired ~~or except~~and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

7.17. No Brokers. The General Partner has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the General Partner shall indemnify, defend and hold Lender harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lender as a result of claims made or actions instituted by any broker or Person claiming by, through or under the General Partner in connection with the Facility.

7.18. Subsidiaries. Schedule 7.18 hereto contains an accurate list of all of the presently existing Subsidiaries of the General Partner, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by it or its Subsidiaries and the Properties owned by them. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

7.19. Status. General Partner is a corporation listed and in good standing on a national securities exchange and is currently qualified as a real estate investment trust under the Code.

7.20. ~~Patriot Act and Other Specified~~Anti-Corruption Laws~~; OFAC~~ and Sanctions. None of the General Partner, the Borrower, any of the other Subsidiaries of the General Partner, or, to the knowledge of the General Partner, any other Affiliate of the General Partner or any of their respective directors, officers, employees or agents: (i) is a Sanctioned Person; or (ii) to the knowledge of the General Partner, except as may be disclosed by the General Partner to the Administrative Agent from time to time, derives any of its assets or operating income from investments in or transactions with any Sanctioned Person. The ~~Borrower~~General Partner and its ~~Subsidiaries~~Affiliates and, to the knowledge of the ~~Borrower~~General Partner, their respective officers, directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan, use of the proceeds of any Loan, or other transactions contemplated hereby will violate (x) Anti-Corruption Laws or ~~applicable~~(y) any Sanctions applicable to any party hereto. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

The General Partner agrees that all of its representations and warranties set forth in Article VII of this Agreement and elsewhere in this Agreement are true ~~on the~~as of the effective date of the Second Amendment to Unsecured Term Loan Agreement ~~Execution Date~~, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of a Borrowing, provided that the General Partner shall only be obligated to update any Schedules referred to in this Article VII and the financial statements required under Section 8.2(i) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

ARTICLE VIII.

AFFIRMATIVE COVENANTS

The Borrower (and the General Partner, if expressly included in Sections contained in this Article) covenant and agree that so long as the Term Loan Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents each will:

8.1. Notices. Promptly give written notice to Administrative Agent (who will promptly send such notice to Lenders) of:

(a) all litigation or arbitration proceedings affecting the Borrower, the General Partner or any Subsidiary where the amount claimed is $~~5,000,000~~25,000,000 or more;

(b) any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;

(c) all claims filed against any property owned by the Borrower or the General Partner which, if adversely determined, could have a Material Adverse Effect on the ability of the Borrower or the General Partner to meet any of their obligations under the Loan Documents;

(d) the occurrence of any other event which might have a Material Adverse Effect or cause a Material Adverse Financial Change on or with respect to the Borrower or the General Partner;

(e) any Reportable Event or any “prohibited transaction” (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of the Borrower or the General Partner to repay any of its obligations under the Loan Documents, describing the nature of each such event and the action, if any, the Borrower or the General Partner, as the case may be, proposes to take with respect thereto;

(f) any notice from any ~~federal~~Federal, state, local or foreign authority regarding any Hazardous Material, asbestos, or other environmental condition, proceeding, order, claim or violation affecting any of the Properties~~.~~ where such condition, proceeding, order, claim or violation would reasonably be expected to result in a liability to the Borrower, the General Partner or any Subsidiary in an amount, individually or in the aggregate, of $50,000,000 or more.

8.2. Financial Statements, Reports, Etc.. The Borrower and the General Partner each shall maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and shall furnish to the Administrative Agent (and the Administrative Agent shall thereafter promptly furnish to the Lenders):

(i) quarterly financial statements (including a balance sheet, income statement, and cash flow statement) and related reports in form and substance satisfactory to the Lenders not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending September 30, 2015), and not later than ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2015), annual audited financial statements, audited by an accounting firm as reasonably approved by Administrative Agent (which audit report shall be without a “going concern” or like qualification or exception), provided, however, Administrative Agent shall only have the right to approve such accounting firm if the accounting firm is not a big 4 accounting firm, all certified by the Borrower’s or the General Partner’s, as applicable, chief financial officer, chief accounting officer or controller, calculation of the financial covenants described below, a description of Unencumbered Assets, a listing of capital expenditures (in the level of detail as currently disclosed in the Borrower’s “Supplemental Information”), a report listing and describing all newly acquired Properties, including their cash flow, cost and secured or unsecured Indebtedness assumed in connection with such acquisition, if any, summary Property information for all Properties, including, without limitation, their Property Operating Income, occupancy rates, square footage, property type and date acquired or built, and such other information as may be requested to evaluate the quarterly compliance certificate delivered as provided below;

(ii) copies of all Form 10-Ks, 10-Qs, 8-Ks, and any other public information filed with the Securities Exchange Commission by the Borrower or the General Partner once a quarter simultaneously with delivering the compliance certificate described below, along with any other materials distributed to the shareholders of the General Partner or the partners of the Borrower from time to time, including a copy of the General Partner’s annual report; provided that, to the extent any of such reports contains information required under the other subsections of this Section 8.2, the information need not be furnished separately under the other subsections; provided, further that the Borrower may comply with this Section 8.2(ii) by posting or causing to be posted, the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(iii) not later than forty-five (45) days after the end of the first three fiscal quarters (commencing with the fiscal quarter ending September 30, 2015), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2015), a report certified by the entity’s chief financial officer, chief accounting officer or controller, containing Property Operating Income from individual properties owned by the Borrower or a Wholly-Owned Subsidiary and included as Unencumbered Assets.

(iv) Not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending September 30, 2015), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2015), a compliance certificate in substantially the form of Exhibit H hereto signed by the Borrower’s chief financial officer, chief accounting officer or controller confirming that the Borrower is in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that to such officer’s best knowledge, there is no other Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

(v) As soon as possible and in any event within ten (10) Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and within twenty (20) days after such Reportable Event, a statement signed by such chief financial officer describing the action which the Borrower proposes to take with respect thereto; and (b) within ten (10) Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to the Borrower or any member of the Controlled Group in excess of $100,000; and (c) within ten (10) Business Days of filing, any Form 5500 filed by the Borrower with respect to a Plan, or any member of the Controlled Group which includes a qualified accountant’s opinion;

(vi) As soon as possible and in any event within thirty (30) days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries or Investment Affiliates, which, in either case, could be reasonably likely to have a Material Adverse Effect;

(vii) Not later than ninety (90) days after the end of each fiscal year, a balance sheet and cash flow projection for the current fiscal year based on future plans, expectations and strategies of the Borrower and the General Partner; provided that all of the parties hereto acknowledge and agree that the foregoing shall (A) be based on certain assumptions of the Borrower; (B) only reflect the Borrower’s outlook as of the date that the Borrower delivers the same; and (C) not be deemed to be a prediction of any results or the actual effect of future plans or strategies of the Borrower;

(viii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished; provided, further that the Borrower may comply with this Section 8.2(viii) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(ix) Promptly upon the distribution thereof to the press or the public, copies of all press releases; provided, further that the Borrower may comply with this Section 8.2(ix) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(x) Promptly upon receipt thereof, notices with respect to the ratings for the Borrower’s or the General Partner’s long-term, senior unsecured debt, the effect of which may be to change the Base Rate Applicable Margin and/or the LIBOR Applicable Margin;

(xi) As soon as possible, and in any event within ten (10) days after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any Unencumbered Asset, a statement signed by the Chief Financial Officer of the Borrower, describing such fire, casualty or condemnation and the action the Borrower intends to take with respect thereto; and

(xii) Such other information (including, without limitation, non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

8.3. Existence and Conduct of Operations. Except as permitted herein, maintain and preserve its existence and all rights, privileges and franchises now enjoyed and necessary for the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated. The Borrower and the General Partner shall carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted. The Borrower will do, and will cause each of its Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation, except and to the extent that the Borrower determines that causing any of its Subsidiaries (other than any Loan Party) to remain duly incorporated and/or duly qualified, validly existing and in good standing is not in the best interests of the Borrower and such failure to remain duly incorporated and/or qualified, validly existing and in good standing could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain all requisite authority to conduct its business in each jurisdiction in which the Properties are located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted, and, specifically, neither the Borrower nor its Subsidiaries will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial/warehouse properties and ~~ancillary businesses specifically related thereto, except that the Borrower and its Subsidiaries and Investment Affiliates may invest in other assets subject to the certain limitations contained herein with respect to the following specified categories of assets: (i) Unimproved Land; (ii) other property holdings (excluding cash, Cash Equivalents, non-industrial Properties and Indebtedness of any Subsidiary~~

~~to the Borrower); (iii) stock holdings other than in Subsidiaries; (iv) mortgage notes receivable; (v) unconsolidated joint ventures and partnerships, and (vi) Assets Under Development. The total investment (x) in the investment category described in clause (i) above shall not exceed ten percent (10%) of Implied Capitalization Value, (y) in the investment category described in clause (iv) above shall not exceed five percent (5%) of the Implied Capitalization Value and (z) in all the foregoing investment categories shall not exceed twenty percent (20%) of Implied Capitalization Value. For the purposes of this Section 8.3, all investments shall be valued in accordance with GAAP.~~business activities ancillary, incidental or otherwise reasonably related thereto.

8.4. Maintenance of Properties. Maintain, preserve, protect and keep the Properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

8.5. Insurance. Upon request of the Administrative Agent, provide a certificate of insurance from all insurance carriers who maintain policies with respect to the Properties within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 6.20 hereof is in full force and effect. The Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. The Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Administrative Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to the Properties, requires such notification.

8.6. Payment of Obligations. Pay ~~all~~and discharge when due (i) all Federal, state and other material taxes, assessments, governmental charges and (ii) all other obligations ~~when due~~which, if unpaid, would by law become a Lien upon its property, except, in the case of each of clauses (i) and (ii), such as may be contested in good faith or as to which a bona fide dispute may exist, and for which adequate reserves have been provided in accordance with sound accounting principles used by the Borrower on the date hereof.

8.7. Compliance with Laws. Comply in all material respects with all ~~applicable laws~~Applicable Laws, rules, regulations, orders and directions (including, without limitation, Anti-Corruption Laws and Sanctions) of any governmental authority having jurisdiction over the Borrower, the General Partner, or any of their respective businesses.

8.8. Adequate Books. Maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice to inspect and audit the properties of the Borrower and of the Consolidated Operating Partnership, and to examine or audit the inventory, books, accounts and records of each of them and make copies and memoranda thereof.

8.9. ERISA. Comply in all material respects with all requirements of ERISA applicable to it with respect to each Plan.

8.10. Maintenance of Status. The General Partner shall at all times (i) remain as a corporation listed and in good standing on a national securities exchange, and (ii) take all steps to maintain the General Partner’s status as a real estate investment trust in compliance with all applicable provisions of the Code ~~(unless otherwise consented to by Lenders in the aggregate having 66 2/3% of the Total Term Loan Exposure then outstanding; it being understood that in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded)~~..

8.11. Use of Proceeds. Use the proceeds of the Facility for the general business purposes of the Borrower, including without limitation working capital needs, closing costs, interim funding for property acquisitions and construction of new industrial properties, and/or payment of other debts and obligations of the Borrower.

8.12. Distributions. Provided there is no declared Monetary Default then existing and provided there is not an Event of Default relating to a breach of the financial covenants contained in Section 9.7 below, the Borrower may make distributions to the General Partner and the General Partner may make distributions to its shareholders. Notwithstanding the foregoing, the Borrower shall be permitted to make distributions to the General Partner and the General Partner shall be permitted at all times to make distributions of whatever amount is necessary to maintain its tax status as a real estate investment trust.

8.13. Guarantors. To the extent any Person executes and delivers a guaranty of, or otherwise becomes obligated in respect of, the Indebtedness of the Parent or the Borrower under the Existing Revolving Credit Agreement, the Borrower shall, within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) cause such Person to deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) a Guaranty executed by such Person substantially similar to the form of guaranty delivered by such Person with respect to the Existing Revolving Credit Agreement and (b) to the extent reasonably requested by the Administrative Agent, supporting documentation comparable in scope and type to any supporting documentation delivered by such Person with respect to the Existing Revolving Credit Agreement.

ARTICLE IX.

NEGATIVE COVENANTS

The Borrower covenants and agrees that, so long as the Term Loan Commitment shall remain available and until full and final payment of all Obligations incurred under the Loan Documents, without the prior written consent of either all of the Lenders pursuant to Section 14.13(b)(iii) or the consent of the Required Lenders in all other cases, it will not, and the General Partner will not and, in the case of Sections 9.9, the Borrower’s Subsidiaries will not:

9.1. Change in Business. Engage in any business if, as a result, the general nature of the business in which the Borrower and the General Partner, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Borrower and the General Partner, taken as a whole, are engaged on the Closing Date.

9.2. Change of Management of Properties. Change the management of the Properties, except that (a) any Affiliate of the Borrower or the General Partner shall be permitted to manage any of the Properties and (b) the Borrower, the General Partner or any of their Subsidiaries may engage and/or replace third-party property managers with respect to any Property, provided that the aggregate book value of all Properties at any one time under third-party management shall not exceed 30% of the aggregate book value of all of the Properties at such time.

9.3. Change of Borrower Ownership. Without the consent of the Required Lenders, allow (i) the General Partner to own less than fifty-one percent (51%) of the partnership interests in the Borrower, (ii) the Borrower to be controlled by a Person other than the General Partner, (iii) a Change in Control to occur, or (iv) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower. If any of the foregoing occurs with the consent of the Required Lenders, each non-consenting Lender shall have the option to demand repayment of any outstanding Obligations due to such Lender prior to or concurrent with the occurrence of any of the foregoing events. Upon any Lender’s demand in accordance with the foregoing provision, the Borrower shall repay any outstanding Obligations due to such Lender prior to or concurrently with the occurrence of any of the foregoing events.

9.4. Use of Proceeds. Apply or permit to be applied any proceeds of any Borrowing directly or indirectly, to the funding of any purchase of, or offer for, any share of capital stock of any publicly held corporation unless the board of directors of such corporation has consented to such offer prior to any public announcements relating thereto and all of the Lenders have consented to such use of the proceeds of the Facility. The Borrower shall not request any Loan, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in any European Union member state or (iii) in any manner that would result in the violation of any ~~applicable~~ Sanctions applicable to any party hereto.

9.5. Liens. Create, incur, or suffer to exist (or permit any of its Subsidiaries to create, incur, or suffer to exist) any Lien in, of or on the Property of any member of the Consolidated Operating Partnership other than:

(i) Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

(ii) Liens which arise by operation of law, such as carriers’, warehousemen’s, landlords’, materialmen and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(iii) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv) Utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;

(v) Liens of any Subsidiary in favor of the Borrower or the General Partner; and

(vi) So long as immediately prior to the creation, assumption or incurring of such Lien, and immediately thereafter, no Default or Event of Default would be in existence, Liens on Properties securing Indebtedness not prohibited hereunder.

Liens permitted pursuant to this Section 9.5 shall be deemed to be “Permitted Liens”.

9.6. Regulation U. Use the proceeds of the Loans for any other purpose than as provided for in Section 8.11 and Section 9.4 hereof. No part of the proceeds of any Loan will be used, whether directly or indirectly for any purpose that entails a violation of any of the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. The proceeds will not be used in a manner which would cause the Facility to be treated as a “Purpose Credit.”

9.7. Indebtedness and Cash Flow Covenants. Permit or suffer:

(a) as of the last day of any fiscal quarter, the ratio of (A) the sum of (1) EBITDA of the Consolidated Operating Partnership plus (2) interest income (other than any interest income from assets being used to support Defeased Debt) to (B) the sum of (1) Debt Service plus, without duplication, (2) all payments on account of preferred stock or preferred partnership units of any member of the Consolidated Operating Partnership for such quarter plus (3) all Ground Lease Payments due from any member of the Consolidated Operating Partnership to the extent not deducted as an expense in calculating EBITDA of the Consolidated Operating Partnership (the “Fixed Charge Coverage Ratio”), to be less than (i) 1.50 to 1.0 from the Agreement Execution Date through the Maturity Date, with all such calculations in clauses (A) and (B) above based on the results of the four (4) consecutive fiscal quarters then ended;

(b) as of the last day of any fiscal quarter, the Consolidated Leverage Ratio to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2 (iv), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Consolidated Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Consolidated Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase a “Consolidated Leverage Ratio Increase Period”), provided that (i) no more than two (2) Consolidated Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Consolidated Leverage Ratio Increase Periods shall be non-consecutive;

(c) as of the last day of any fiscal quarter, the ratio of ~~Value of Unencumbered Assets to~~ outstanding Consolidated Senior Unsecured Debt to ~~be less than 1.67 to 1.0;~~Value of Unencumbered Assets (such ratio, the “Unencumbered Leverage Ratio”) to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2 (iv), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Unencumbered Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase, an “Unencumbered Leverage Ratio Increase Period”), provided further that (i) no more than two (2) Unencumbered Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Unencumbered Leverage Ratio Increase Periods shall be non-consecutive;

(d) as of the last day of any fiscal quarter, Consolidated Secured Debt to exceed 40% of Implied Capitalization Value of the Consolidated Operating Partnership; or

(e) as of the last day of any fiscal quarter, the ratio of (A) Property Operating Income from Unencumbered Assets that are not Assets Under Development for such fiscal quarter to (B) interest expense on all Consolidated Senior Unsecured Debt for such fiscal quarter to be less than (x) 1.75 to 1.0 from the Agreement Execution Date through the Maturity Date.

The foregoing covenants set forth in paragraphs (c) and (e) above shall be tested at the end of each fiscal quarter (for the applicable reporting period), on a pro-forma basis at the time of each Borrowing under the Facility (using the latest quarterly financial statements then available and taking into account the proposed Borrowing), and on a pro-forma basis upon any Asset Sale or incurrence of any Indebtedness by the Consolidated Operating Partnership (using the latest quarterly financial statements then available and taking into account the proposed incurrence of Indebtedness). To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants. All financial computations required under this Section 9.7 shall be made in accordance with GAAP as in effect on the Agreement Execution Date.

9.8. Change of Control; Mergers and Dispositions. Enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a substantial portion of its properties, except for: such transactions that occur between wholly owned Subsidiaries; transactions where the Borrower and the General Partner are the surviving entities and there is no change in business conducted, loss of an Investment Grade Rating or Change in Control, and no Default or Event of Default under the Loan Documents results from such transaction; or as otherwise approved in advance by the Lenders. To the extent not reported on General Partner’s Form 8-K filings, the Borrower will notify the Administrative Agent (who will promptly notify Lenders) of any single event acquisition (whether individually or consummated as a series of related acquisitions pursuant to documentation closed concurrently), disposition, merger or asset purchase involving assets valued in excess of 25% of the Consolidated Operating Partnership’s then current Market Value Net Worth and certify compliance with covenants after giving effect to such proposed acquisition, disposition, merger, or asset purchase.

9.9. Negative Pledge. The Borrower agrees that throughout the term of this Facility, no “negative pledge” on any Project then included in Unencumbered Assets restricting the Borrower’s (or wholly owned Subsidiary’s) right to sell or encumber such Project shall be given to any other lender or creditor other than a Permitted Negative Pledge or, if such a “negative pledge” is given, the Project affected shall be immediately excluded from Unencumbered Assets.

ARTICLE X.

DEFAULTS

The occurrence of any one or more of the following events shall constitute an Event of Default:

10.1. Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

10.2. Certain Covenants. The Borrower, the General Partner and/or Consolidated Operating Partnership, as the case may be, is not in compliance with any one or more of Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, or 9.9 hereof.

10.3. Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of five (5) days after the date such payment is due.

10.4. Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes liability under Guaranties) of the Borrower or the General Partner, singly or in the aggregate, in excess of ~~Fifty~~Seventy-Five Million Dollars ($~~50,000,000~~75,000,000), other than (i) Indebtedness arising from the purchase of personal property or the provision of services, the amount of which is being contested by the Borrower or (ii) Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property.

10.5. Loan Documents. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

10.6. Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Articles VI or VII of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or the General Partner to the Lenders or the Administrative Agent is not true and correct in any material respect.

10.7. Covenants, Agreements and Other Conditions. The Borrower or the General Partner fails to perform or observe any of the other covenants, agreements and conditions contained in Articles VIII and IX (except for Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, or 9.9 hereof) and elsewhere in this Agreement or any of the other Loan Documents in accordance with the terms hereof or thereof, not specifically referred to herein, and such Default continues unremedied for a period of thirty (30) days after written notice from Administrative Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty (30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower or the General Partner, as the case may be, has commenced a cure within such thirty day period and (ii) thereafter, the Borrower or the General Partner, as the case may be, is proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty (60) days after the expiration of such thirty (30) day period.

10.8. No Longer General Partner. The General Partner shall no longer be the sole general partner of the Borrower.

10.9. Material Adverse Financial Change. The Borrower or the General Partner has suffered a Material Adverse Financial Change or is Insolvent.

10.10. Bankruptcy.

(a) The General Partner, the Borrower or ~~any Subsidiary~~one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ~~five~~ten percent (~~5~~10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due. As used herein, the term “Equity Value” of a Subsidiary shall mean the lesser of: (1) Property Operating Income of such Subsidiary’s Properties owned as of the Agreement Execution Date capitalized at a ~~7.0~~6.5% rate, less any Indebtedness of such Subsidiary; or (2) the appraised value of any of such Subsidiary’s Properties, less any Indebtedness of such Subsidiary.

(b) A receiver, trustee, examiner, liquidator or similar official shall be appointed for (i) the General Partner, the Borrower or ~~any Subsidiary~~one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ~~five~~ten percent (~~5~~10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership or (ii) all or substantially all of the Consolidated Operating Partnership’s Properties.

(c) A proceeding described in Section 10.10(a)(iv) shall be instituted against the General Partner, the Borrower or ~~any Subsidiary~~one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ~~five~~ten percent (~~5~~10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership, and such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

10.11. Legal Proceedings. The Borrower or the General Partner is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Properties by any governmental department, office or agency, which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy the same within ninety (90) days after the occurrence thereof.

10.12. ERISA. The Borrower or the General Partner is deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

10.13. Change in Control. A Change in Control has occurred.

10.14. Failure to Satisfy Judgments. The General Partner, the Borrower or any of its Subsidiaries shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money (other than with respect to any Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property) in an amount which, when added to all other judgments or orders outstanding against the General Partner, the Borrower or any

Subsidiary would exceed ~~$50,000,000~~Seventy-Five Million Dollars ($75,000,000) in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith, unless the liability is insured against and the insurer has not challenged coverage of such liability.

10.15. Environmental Remediation. Failure to remediate (or pursue the remediation process with due diligence and good faith) within the time period required by law or governmental order, (or within a reasonable time in light of the nature of the problem if no specific time period is so established), environmental problems in violation of ~~applicable law~~Applicable Law related to Properties of the Borrower and/or its Subsidiaries where the estimated cost of remediation is in the aggregate in excess of ~~$50,000,000~~Seventy-Five Million Dollars ($75,000,000), in each case after all administrative hearings and appeals have been concluded.

ARTICLE XI.

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

11.1. Acceleration. If any Event of Default described in Section 10.10 hereof occurs, or the Borrower or the General Partner becomes Insolvent, the Term Loan Commitments and obligation of the Lenders to make Borrowings hereunder shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. If any other Event of Default described in Article X hereof occurs and is continuing, the Administrative Agent, with the consent of the Required Lenders, may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Term Loan Commitments, and thereupon the Term Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

11.2. Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Borrowing notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Borrowing shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the Obligations have been paid in full.

ARTICLE XII.

THE ADMINISTRATIVE AGENT

12.1. Appointment. Wells Fargo Bank, National Association is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article XII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

12.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

12.3. General Immunity. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own Gross Negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and non-appealable judgment.

12.4. No Responsibility for Loans, Recitals, etc.. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. Except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

12.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

12.6. Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys in fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys in fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document. Without limitation of the extent of any liability any Lender may otherwise have pursuant to this Agreement, the Administrative Agent shall have no liability for any action taken or omitted in good faith as a result of advice of counsel.

12.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of outside counsel selected by the Administrative Agent.

12.8. Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower (and without limiting the obligation of the Borrower to do so) for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other reasonable expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by the Borrower (and without limiting the obligation of the Borrower to do so), and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent (in its capacity as Administrative Agent and not as a Lender) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the Gross Negligence or willful misconduct of the Administrative Agent as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Required Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute Gross Negligence or willful misconduct for purposes of this Section. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any indemnifiable amount set forth in Section 12.8(i), (ii) or (ii) following payment by any Lender to the Administrative Agent in respect of any such indemnifiable amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

12.9. Rights as a Lender. With respect to its Term Loan Commitment, Borrowings made by it and any Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Each of the Lenders acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender.

12.10. [Reserved].

12.11. ~~12.10. [reserved].~~ Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

12.12. Successor Administrative Agent. The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice.

12.13. Notice of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

12.14. Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall, or, in the case of any request for consent or approval that is subject to Section 14.13(a) or (b), shall use commercially reasonable efforts to, respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period, but in no event less than five (5) Business Days for responses based on Administrative Agent’s good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent provided that the request for approval states the time by which a response is needed before approval is deemed given. Solely with respect to any request for consent or approval that is subject to Section 14.13(c), if the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.

12.15. Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within fifteen (15) Business Days following receipt, copies of all financial statements, certificates and notices received regarding the General Partner’s ratings except to the extent such items are required to be furnished directly to the Lenders by the Borrower hereunder. Within fifteen (15) Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

12.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then to the extent permitted by ~~applicable law~~Applicable Law, the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11.1 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.20(b) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, [reserved]; third, [reserved]; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth,[reserved]; sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such Loans were made at a time when the conditions set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their respective Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c) [~~reserved~~Reserved]

(d) [~~reserved~~Reserved]

(e) [~~reserved~~Reserved]

(f) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon such Lender will cease to be a Defaulting Lender; provided that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

12.17. Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles XII and XIV.

12.18. Managing Agents, Syndication Agent, etc.. Neither any of the Lenders identified in this Agreement as a “managing agent” nor the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 12.11.

ARTICLE XIII.

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

13.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 13.3, and (iii) any transfer by Participation must be made in compliance with Section 13.2. Any attempted assignment or transfer by any party not made in compliance with this Section 13.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 13.3. The parties to this Agreement acknowledge that clause (ii) of this Section 13.1 relates only to absolute assignments and this Section 13.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or other central banking authority or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 13.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 13.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

13.2. Participations.

13.2.1 Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, any Defaulting Lender, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Term Loan Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

13.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Term Loan Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 14.13 or of any other Loan Document.

13.2.3 Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 14.15(a) in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 14.15(a) with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 14.15(a), agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 14.15(b) as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.2, 4.4 and 4.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 4.1, 4.2, 4.4 or 4.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 4.5 to the same extent as if it were a Lender.

13.2.4 Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as ~~an~~a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

13.3. Assignments; Consents. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

13.3.1 Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of an assigning Lender’s Term Loan Commitment and the Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Term Loan Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Term Loan Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Term Loan Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000, then such assigning Lender shall assign the entire amount of its Term Loan Commitment and the Loans at the time owing to it.

13.3.2 Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Term Loan Commitment assigned.

13.3.3 Required Consents. No consent shall be required for any assignment except to the extent required by Section 13.3.1(B) and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Term Loan Commitment or a Loan if such assignment is to a Person that is not already a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender.

13.3.4 Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500 for each assignment, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the Assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate.

13.3.5 No Assignment to Borrower or Defaulting Lender. No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) any Defaulting Lender.

13.3.6 No Assignment to Natural Persons. No such assignment shall be made to a natural person or a holding company, investment vehicle or trust for, or owned and granted for the primary benefit of, a natural Person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 13.4, from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.8 and 14.6 and the other provisions of this Agreement and the other Loan Documents that survive the termination hereof and thereof with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.2.

13.4. Register. The Administrative Agent, acting solely for this purpose as ~~an~~a non-fiduciary agent of the Borrower, shall maintain at the Administrative Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

13.5. [~~reserved~~Reserved].

13.6 Confidentiality . Except as otherwise provided by ~~applicable law~~Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed Eligible Assignee, Participant or other transferee in connection with a potential transfer of any Term Loan Commitment, Loan or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by ~~applicable law~~Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document or any action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the

Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Borrower or the General Partner, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, the General Partner, any Subsidiary or Affiliate of the Borrower relating to the Borrower, the General Partner or any of their Affiliates or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower, provided that, in the case of any such information received from the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

13.7 Tax Treatment. If any interest in any Loan Document is transferred to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.5(iv).

ARTICLE XIV.

GENERAL PROVISIONS

14.1. Survival of Representations. All representations and warranties contained in this Agreement shall survive delivery of the Notes and the making of the Borrowings herein contemplated.

14.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

14.3. Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

14.4. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

14.5. No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

14.6. Expenses; Indemnification. Subject to the provisions of this Agreement, the Borrower will pay (a) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Arranger (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel) in connection with the preparation, execution and delivery of this Agreement, the Notes, the Loan Documents and any other agreements or documents referred to herein or therein and any amendments thereto, (b) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel to the Administrative Agent and the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes, the Loan Documents or any other agreement or document referred to herein or therein, and (c) all reasonable and customary costs and expenses of periodic audits by the Administrative Agent’s personnel of the Borrower’s books and records provided that prior to an Event of Default, the Borrower shall be required to pay for only one such audit during any year. The Borrower further agrees to indemnify the Lenders, their Affiliates, and their respective directors, officers, employees, agents and advisors (each, an “Indemnified Party”) against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Indemnified Party is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Borrowing hereunder, except that the foregoing indemnity shall not apply to any Indemnified Party to the extent that any losses, claims, etc. are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from such Indemnified Party’s Gross Negligence or willful misconduct. In the case of an investigation, litigation or proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or the General Partner or the Borrower’s or the General Partner’s equity holders or creditors or an Indemnified Party is otherwise party thereto. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

14.7. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

14.8. Nonliability of the Lenders. The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. The Lenders shall not have any fiduciary responsibilities to the Borrower. The Lenders undertake no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Moreover, none of the Administrative Agent or any Lender shall be liable to the Borrower or any other parties. None of the Administrative Agent or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any fee letter delivered in connection herewith, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

14.9. Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

14.10. Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

14.11. Waiver of Jury Trial. THE BORROWER, THE GENERAL PARTNER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

14.12. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents. Any assignee or transferee of rights or obligations hereunder or under the Notes agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

14.13. Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, the General Partner, Administrative Agent, and Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Administrative Agent if the rights or duties of Administrative Agent are affected thereby, and

(a) each of the Lenders adversely affected thereby if such amendment or waiver:

(i) subject to clause (d) below, reduces or forgives any payment of principal or interest on the Obligations or any fees (including the Prepayment Premium pursuant to Section 2.24(c)) payable by the Borrower to such Lender hereunder; or

(ii) postpones the date fixed for any payment of principal of or interest on the Obligations or any fees (including the Prepayment Premium pursuant to Section 2.24(c)) payable by the Borrower to such Lender hereunder; or

(iii) increases the amount of such Lender’s Term Loan Commitment or the unpaid principal amount of such Lender’s Loan (other than pursuant to an assignment permitted under Section 13.3); or

(iv) extends the Maturity Date; or

(v) modifies or waives all or any portion of Section 2.20;

(b) all of the Lenders if such amendment or waiver:

(i) releases or limits the liability of the General Partner under the Loan Documents; or

(ii) changes the definition of Required Lenders, or modifies any requirement for consent by each of the Lenders; or

(iii) ~~reduces the percentage set forth in Section 8.10 or~~ modifies or waives the second and third sentences of Section 9.3 hereof; ~~or~~

(c) the Required Lenders, to the extent expressly provided for herein and in the case of all other waivers or amendments if no percentage of Lenders is specified herein~~.~~; or

(d) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 4.3(ii) in accordance with the terms of Section 4.3(ii).

14.14. Dealings with the Borrower. The Lenders and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the General Partner or any of their Affiliates regardless of the capacity of the Lenders hereunder.

14.15. Set-Off.

(a) Subject to Section 2.20 and in addition to any rights now or hereafter granted under ~~applicable law~~Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time, or from time to time while, an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Required Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.1, and although such Obligations shall be contingent or unmatured.

(b) Each Lender agrees that if it shall, by exercising any right of set off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Loan held by it (other than payments received pursuant to Sections 4.1, 4.2, 4.3 and 4.5) which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Loan held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or fees with respect to the Loans held by the Lenders shall be shared by the Lenders pro rata according to their respective Percentages.

14.16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and each of the Lenders shown on the signature pages hereof.

14.17. Patriot Act CIP Notice. Each Lender hereby notifies the Borrower and the General Partner that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act), it is from time to time required to obtain, verify and record information that identifies the Borrower and the General Partner, which information includes the name and address of the Borrower and the General Partner and other information that will allow such Lender to identify the Borrower and the General Partner in accordance with the Act.

14.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

~~(i)~~ (i) a reduction in full or in part or cancellation of any such liability;

~~(ii)~~ (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

~~(iii)~~ (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

ARTICLE XV.

NOTICES

15.1. Giving Notice; Electronic Delivery. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

To the Borrower:

First Industrial, L.P.

c/o First Industrial Realty Trust, Inc.

311 South Wacker Drive

Suite 4000

Chicago, Illinois 60606

Attention: Mr. Scott Musil

Telecopy: (312) 895-9380

To the General Partner:

First Industrial Realty Trust, Inc.

311 South Wacker Drive

Suite 3900

Chicago, Illinois 60606

Attention: Scott A. Musil

Telecopy: (312) 922-9851

Each of the above with a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison

39th Floor

Chicago, Illinois 60606

Attention: Suzanne Bessette-Smith and ~~James R. Whitney~~Matthew A. Jackson

Telecopy: (312) 984-3150

To each Lender:

At such address as set forth in its Administrative Questionnaire

To the Administrative Agent:

Wells Fargo Bank, National Association, as agent

10 South Wacker Drive, 32nd Floor

Chicago, IL 60606

Attention: ~~Scott S. Solis~~Karen T. Scutt

Telecopy: (312)782-0969

with a copy to:

Wells Fargo Bank, National Association, as agent

~~301 S. College Street, 4~~333 South Grand Avenue, 9th Floor

~~Charlotte, NC 28202~~

Los Angeles, CA 90071

Attention: ~~Alix Bax~~Rita M. Swayne

Telecopy: (~~704~~866)  ~~715~~600-~~1468~~0942

Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. (Central Time) on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificate required by Section 8.2(iv) to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 8.2(iv), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

15.2. Change of Address . Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWER:	FIRST INDUSTRIAL, L.P.

	By:	FIRST INDUSTRIAL REALTY TRUST, INC.,
its General Partner

By:
Name:
Title:

GENERAL PARTNER:	FIRST INDUSTRIAL REALTY TRUST, INC.

By:
Name:
Title:

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender and as Syndication Agent

By:
Name:
Title:

REGIONS BANK, individually as a Lender and as Syndication Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender and as Syndication Agent

By:
Name:
Title:

[Include Other Lender

Signature Blocks]

EXHIBIT A

TERM LOAN COMMITMENT AMOUNTS

(As of the Agreement Effective Date)

Bank	Total Commitment
Wells Fargo Bank, National Association	$50,000,000.00
PNC Bank, National Association	$50,000,000.00
U.S. Bank National Association	$50,000,000.00
Regions Bank	$45,000,000.00
Associated Bank	$40,000,000.00
Fifth Third Bank	$25,000,000.00

Total	$260,000,000.00

TERM LOAN EXPOSURE AMOUNTS

(After giving effect to Second Amendment to Unsecured Term Loan Agreement)

Bank	Term Loan Amount
Wells Fargo Bank, National Association	$50,000,000
PNC Bank, National Association	$50,000,000
U.S. Bank National Association	$50,000,000
Regions Bank	$45,000,000
Associated Bank	$40,000,000
Fifth Third Bank	$25,000,000

Total	$260,000,000.00

EXHIBIT B

FORM OF NOTE

TERM LOAN NOTE

[                    ], 2015

On or before the Maturity Date, as defined in that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (the “Agreement”) between FIRST INDUSTRIAL, L.P., a Delaware limited partnership (“Borrower”), First Industrial Realty Trust, Inc., a Maryland corporation, Wells Fargo Bank, National Association, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the Agreement, Borrower promises to pay to the order of [            ] (the “Lender”), or its successors and assigns, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Minneapolis, Minnesota, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note (“Note”) in full on or before the Maturity Date in accordance with the terms of the Agreement.

The Lender shall, and is hereby authorized to record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Borrowing and the date and amount of each principal payment hereunder; provided, however, that the failure of Lender to so record shall not affect the obligations of the Borrower hereunder or under the other Loan. Documents.

This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall, be governed and construed under the internal laws of the State of Illinois. BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR. PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

[Signature on Following Page]

FIRST INDUSTRIAL, L.P.

By: First Industrial Realty Trust, Inc., its general partner

By:
Name:
Title:

[Signature Page – First Industrial Term Loan Note]

PAYMENTS OF PRINCIPAL

Date	Unpaid Principal Balance	Notation Made by

EXHIBIT C

DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: FIRST INDUSTRIAL, L.P.

Administrative Agent: Wells Fargo Bank, National Association

Loan: Loan number INSERT LOAN NUMBER made pursuant to that certain Unsecured Term Loan Agreement (“Credit Agreement”) dated as of September 11, 2015 between Borrower, FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation, as General Partner, Administrative Agent and Lenders, as amended from time to time

Effective Date: September 11, 2015

Check applicable box:

☐	New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

☐	Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2)	to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request pursuant to 2.7 of the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO WIRE TRANSFERS AT ORIGINATION/CLOSING

Permitted Wire Transfers: Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Closing Exhibit. All wire instructions must be in the format specified on the Closing Exhibit.

Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO DEPOSITS INTO WFB ACCOUNTS AT ORIGINATION/CLOSING

Direct Deposit: Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers: Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit: Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

FIRST INDUSTRIAL, L.P.

By: FIRST INDUSTRIAL REALTY TRUST, INC.

General Partner

By:

Print Name:

Title:

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.

“Receiving Bank” means the financial institution where a Receiving Party maintains its account.

“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.

“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.

Limitation of Liability. Administrative Agent and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.

Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

CLOSING EXHIBIT

WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM

RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)

Receiving Party Deposit Account Number

Receiving Bank Name, City and State

Receiving Bank Routing (ABA) Number

Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SUBSEQUENT DISBURSEMENT EXHIBIT

WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM

RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)

Receiving Party Deposit Account Number

Receiving Bank Name, City and State

Receiving Bank Routing (ABA) Number

Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

EXHIBIT D

FORM OF GUARANTY

GUARANTY

This Guaranty is made as of September 11, 2015, by First Industrial Realty Trust, Inc., a Maryland corporation (“Guarantor”), to and for the benefit of Wells Fargo Bank, National Association, a national banking association, individually (“Wells”), and as administrative agent for itself and the lenders listed on the signature pages of the Credit Agreement (as defined below) and their respective successors and assigns (collectively, “Lender”).

RECITALS

A. First Industrial, L.P., a Delaware limited partnership (“Borrower”), and Guarantor have requested that Lender make unsecured term loans available to Borrower in the aggregate principal amount of up to $260,000,000 (subject to Borrower’s right to increase such aggregate principal amount to $360,000,000 in accordance with Section 2.2 of the Credit Agreement (herein defined)) (the “Facility”).

B. Lender has agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Unsecured Term Loan Agreement bearing even date herewith between Borrower, the Lenders and Guarantor (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

C. Guarantor is the sole general partner of Borrower and, therefore, Guarantor will derive financial benefit from the Facility evidenced by the Credit Agreement and the other Loan Documents. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the performance by Lender of its obligations under the Credit Agreement.

AGREEMENTS

NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

1. Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to Lender:

(a) the full and prompt payment of the principal of and interest on the Loans when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Credit Agreement and the other Loan Documents;

(b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof);

(c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents; and

(d) All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Facility Indebtedness.” All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.”

2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by Lender or any holder of any Note, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Credit Agreement and the other Loan Documents, and to pay any reasonable expenses incurred by Lender in protecting, preserving, or defending its interest in the Property or in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys’ fees and costs. Lender shall have the right, at its option, either before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent. contractor or subcontractor, or any of their agents, of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the Gross Negligence or willful misconduct of Lender.

All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments.

3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Lender or the holders of any Note (other than defenses relating to payment of the Facility Indebtedness or the correctness of any allegation by Lender that Borrower was in default in the performance of the Obligations), (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that Lender has no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Lender to proceed against any other security given to Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agrees that any exculpatory language contained in the Credit Agreement and the Notes shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

4. Guarantor further agrees that Guarantor’s liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Credit Agreement and the other Loan Documents or by any forbearance or delay in collecting interest or principal under the Credit Agreement and the other Loan Documents, or by any waiver by Lender under the Credit Agreement or any other Loan Documents, or by Lender’s failure or election not to pursue any other remedies it may have against Borrower, or by any change or modification in the Credit Agreement or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. For the avoidance of doubt, it is understood and agreed that the Guarantor shall not be a “surety” for purposes of the Securities Act of Illinois (740 ILCS 155 et. seq.) and the Guarantor hereby waives any rights or benefits thereunder. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Credit Agreement or other Loan Documents, or any thereof (including, without limitation in accordance with Borrower’s right to increase the aggregate principal balance of the Loan pursuant to Section 2.2 of the Credit Agreement), and may waive or release any provision or provisions of the Credit Agreement and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender’s rights hereunder or any of the Guarantor’s obligations hereunder.

5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Credit Agreement or any of the other Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Credit Agreement or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor’s obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor’s obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Credit Agreement or other Loan Documents or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence ore reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

6. This Guaranty shall be assignable by Lender to any assignee of all or a portion of Lender’s rights under the Loan Documents.

7. If: (i) this Guaranty, the Credit Agreement or any other Loan Document is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, the Credit Agreement or any Loan Document; (iii) an attorney is retained to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent Lender in any other legal proceedings whatsoever in connection with this Guaranty, the Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent (as defined in the Credit Agreement) alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to Lender upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.

8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of any Note under the remainder of this Guaranty shall continue in full force and effect.

9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full, (i) Guarantor will not seek, accept, or retain for Guarantor’s own account any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

10. Guarantor waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or Lender or any right of Guarantor or Lender to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower. Nothing contained in this Paragraph 10 is intended to prohibit Guarantor from making all distributions to its constituent shareholders which are required by law from time to time in order for Guarantor to maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code (as defined in the Credit Agreement).

11. Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as Lender may from time to time elect.

12. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

13. Anything contained herein to the contrary notwithstanding, the obligations of Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code, as amended, or any comparable provisions of any similar federal or state law.

14. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

To the Guarantor:
First Industrial Realty Trust, Inc.
311 South Wacker Drive, Suite 3900
Chicago, Illinois 60606
Attention: Mr. Scott A. Musil
Te1ecopy: (312) 922-9851

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 West Madison 39th Floor
Chicago, Illinois 60606
Attention: Suzanne Bessette-Smith and ~~James R. Whitney~~Matthew A. Jackson
Telecopy: (312) 984-3150

To the Lender:

c/o Wells Fargo Bank, National Association as agent
10 South Wacker Drive, 32nd Floor
Chicago, IL 60606
Attention: Scott S. Solis
Telecopy: (312)782-0969

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

15. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender’s successors and assigns.

16. This Guaranty shall be construed and enforced under the internal law of the State of Illinois.

17. GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation

By:
Name:
Title:

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that             of First Industrial Realty Trust, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this             day of             , 2015.

Notary Public

Acknowledged and Agreed by:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT E

OPINION OF BORROWER’S COUNSEL

Attached

EXHIBIT F

OPINION OF GENERAL PARTNER’S COUNSEL

Attached

EXHIBIT G

[RESERVED]

EXHIBIT H

FORM OF COMPLIANCE CERTIFICATE

To: The Administrative Agent and the Lenders

who are parties to the Agreement described below

This Compliance Certificate is furnished pursuant to that certain Unsecured Term Loan Agreement, dated as of September 11, 2015 (as amended, modified, renewed or extended from time to time, the “Agreement”) among First Industrial, L.P. (the “Borrower”), First Industrial Realty Trust, Inc. (the “General Partner”), Wells Fargo Bank, National Association, individually and as Administrative Agent, and the Lenders named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected [Chief Financial Officer] [Chief Accounting Officer] [Controller] of the [Borrower] [General Partner].

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the General Partner, the Borrower and their respective Subsidiaries and Investment Affiliates during the accounting period covered by the financial statements attached (or most recently delivered to the Administrative Agent if none are attached).

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Material Adverse Financial Change, Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.

4. Schedule I (if attached) attached hereto sets forth financial data and computations and other information evidencing the General Partner’s and the Borrower’s compliance with certain covenants of the Agreement, all of which data, computations and information (or if no Schedule I is attached, the data, computations and information contained in the most recent Schedule I attached to a prior Compliance Certificate) are true, complete and correct in all material respects.

5. The financial statements and reports referred to in Section 8.2(i), 8.2(iii) or 8.2(viii), as the case may be, of the Agreement which are delivered concurrently with the delivery of this Compliance Certificate, if any, fairly present in all material respects the consolidated financial condition and operations of the General Partner, the Borrower and their respective Subsidiaries at such date and the consolidated results of their operations for the period then-ended, in accordance with GAAP applied consistently throughout such period and with prior periods and correctly state the amounts of Consolidated Total Indebtedness, Consolidated Secured Debt, Consolidated Senior Unsecured Debt and the Values of all Unencumbered Assets as determined pursuant to the Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations and information set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this             day of             , 20            .

FIRST INDUSTRIAL, L.P.
By: FIRST INDUSTRIAL REALTY TRUST, INC.

General Partner

By:

Print Name:

Title:

EXHIBIT I

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of             , 20            (the “Agreement”) by and among             (the “Assignor”),             (the “Assignee”), FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Assignor is a Lender under that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.3 thereof, the Administrative Agent, and the other parties thereto;

WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor’s Term Loan Exposure under the Credit Agreement, all on the terms and conditions set forth herein; and

WHEREAS, the [Borrower and the] Administrative Agent consent[s] to such assignment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Assignment.

(a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of             , 20            (the “Assignment Date”) the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $            interest (such interest being the “Assigned Exposure”) in and to the Assignor’s Term Loan Exposure, and all of the other rights and obligations of the Assignor under the Credit Agreement, such Assignor’s Note, and the other Loan Documents representing             % in respect of the aggregate amount of Total Term Loan Exposure, including without limitation, [a principal amount of outstanding Term Loans equal to $            , all voting rights of the Assignor associated with the Assigned Exposure all rights to receive interest on such amount of Loans and all fees with respect to the [Assigned Exposure] and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to the Assigned Exposure, all as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Term Loan Exposure equal to the amount of the Assigned Exposure. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Exposure as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Term Loan Exposure equal to the Assigned Exposure, which obligations shall include, but shall not be limited to the obligation to indemnify the Administrative Agent as provided in the Credit Agreement (the foregoing obligations, together with all other similar obligations more particularly set forth in the Credit Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the “Assigned Obligations”).

(b) The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Administrative Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Credit Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4. below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any other Loan Party or any other Subsidiary, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Loan Party or any other Subsidiary in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectability of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Credit Agreement or any other Loan Document. Further, the Assignee acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Administrative Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the undersigned of any Default or Event of Default except as expressly provided in the Credit Agreement. The Assignee has not relied on the Administrative Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1. of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $            representing the aggregate principal amount outstanding of the Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby.

Section 3. Payments by Assignor. The Assignor agrees to pay to the Administrative Agent on the Assignment Date the administrative fee payable under Section 13.3 (c) of the Credit Agreement.

Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Credit Agreement having a Term Loan Exposure under the Credit Agreement immediately prior to the Assignment Date, equal to $            and that the Assignor is not in default of its obligations under the Credit Agreement; and (ii) the outstanding balance of Loans owing to the Assignor (without reduction by any assignments thereof which have not yet become effective) is $            ; and (b) it is the legal and beneficial owner of the Assigned Exposure which is free and clear of any adverse claim created by the Assignor.

Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement; (ii) an “accredited investor” (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; (d) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender; and (e) is either (i) not organized under the laws of a jurisdiction outside the United States of America or (ii) has delivered to the Administrative Agent (with an additional copy for the Borrower) such items required under Section 4.5 of the Credit Agreement.

Section 6. Recording and Acknowledgment by the Administrative Agent. Following the execution of this Agreement, the Assignor will deliver to the Administrative Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Administrative Agent and (b) the Assignor’s Note. Upon such acknowledgment and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Assignment Date directly between themselves.

Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

Attention:
Telephone No.:
Telecopy No.:

Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Credit Agreement, shall be made as provided in the Credit Agreement in accordance with the following instructions:

Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Administrative Agent and if required, the Borrower, and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2. hereof and (c) the payment to the Administrative Agent of the amounts owing by the Assignor pursuant to Section 3. hereof. Upon recording and acknowledgment of this Agreement by the Administrative Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section 13.3 of the Credit Agreement) and be released from its obligations under the Credit Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Commitment.

Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor.

Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

Section 15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Include this Section only if the Borrower’s consent is required under Section 13.3 of the Credit Agreement] Section 17. Agreements of the Borrower. The Borrower hereby agrees that the Assignee shall be a Lender under the Credit Agreement [having a Term Loan Exposure equal to the Assigned Exposure]. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Credit Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Credit Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Loans made by the Lenders after the date hereof and to receive the fees payable to the Lenders as provided in the Credit Agreement. Further, the Assignee shall be entitled to the benefit of the indemnification provisions from the Borrower in favor of the Lenders as provided in the Credit Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Note in an initial amount equal to the Assigned Commitment. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

[Signatures continued on Following Page]

Agreed and Consented to as of the date first written above.

[Include signature of the Borrower only if required under Section 13.3(c) of the Credit Agreement]

BORROWER:

FIRST INDUSTRIAL, L.P.

By: First Industrial Realty Trust, Inc., its general partner

By:
Name:
Title:

Accepted as of the date first written above.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT J

FORM OF NOTICE OF BORROWING

                    , 20

Wells Fargo Bank, National Association

Minneapolis Loan Center

733 Marquette Avenue, 10th Floor

Minneapolis, MN 55402

Attention: Teresa Mager

Ladies and Gentlemen:

Reference is made to that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.3 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.	Pursuant to Section 2.7 of the Credit Agreement, the Borrower hereby requests that the Lenders make Term Loans to the Borrower in an aggregate amount equal to $ .

2.	The Borrower requests that such Loans be made available to the Borrower on , 20 .

3.	The Borrower hereby requests that such Loans be of the following Type:

[Check	one box only]

☐	Adjusted Base Rate Borrowing

☐	Eurocurrency Borrowing, with an initial Interest Period for a duration of:

[Check	one box only]

☐	one month

☐	two months

☐	three months

☐	six months

☐	other:

4.	The location and number of Borrower’s account to which proceeds of the Requested Loan are to be disbursed: .

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Loans, and after making such Loans, (a) no Default or Event of Default exists or would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party pursuant to Section 5.2(b) of the Credit Agreement, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date). In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Section 5.2 of the Credit Agreement will have been satisfied at the time such Loans are made.

FIRST INDUSTRIAL, L.P.
By: FIRST INDUSTRIAL REALTY TRUST, INC.

General Partner

By:

Print Name:

Title:

EXHIBIT B-2

AMENDED CREDIT AGREEMENT

CONFORMED COPY

as amended by First Amendment to Unsecured Term Loan Agreement, dated as of 1/26/2017;

as amended by Second Amendment to Unsecured Term Loan Agreement, dated as of 10/31/17

UNSECURED TERM LOAN AGREEMENT

DATED AS OF SEPTEMBER 11, 2015

AMONG

FIRST INDUSTRIAL, L.P., AS BORROWER

FIRST INDUSTRIAL REALTY TRUST, INC.,

AS GENERAL PARTNER AND GUARANTOR

THE LENDERS

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION

AS ADMINISTRATIVE AGENT

AND

PNC BANK, NATIONAL ASSOCIATION,

REGIONS BANK and

U.S. BANK NATIONAL ASSOCIATION

AS CO-SYNDICATION AGENTS

WELLS FARGO SECURITIES, LLC,

PNC CAPITAL MARKETS LLC,

REGIONS CAPITAL MARKETS and

U.S. BANK NATIONAL ASSOCIATION

AS JOINT-LEAD ARRANGERS AND JOINT BOOK RUNNERS

i

(Continued)

(Continued)

(Continued)

(Continued)

v

(Continued)

EXHIBITS

A	-	Term Loan Commitment Amounts; Term Loan Exposure Amounts
B	-	Form of Note
C	-	Form of Disbursement Instruction Agreement
D	-	Form of Guaranty
E	-	Opinion of Borrower’s Counsel
F	-	Opinion of General Partner’s Counsel
G	-	[Reserved]
H	-	Form of Compliance Certificate
I	-	Form of Assignment Agreement
J	-	Form of Notice of Borrowing

SCHEDULES

6.9	Litigation (Borrower)
6.19	Environmental Compliance
6.24	Trade Names
6.25	Subsidiaries (Borrower)
6.26	Unencumbered Assets
7.8	Litigation (General Partner)
7.18	Subsidiaries (General Partner)

UNSECURED TERM LOAN AGREEMENT

THIS UNSECURED TERM LOAN AGREEMENT is entered into as of September 11, 2015 by and among the following:

FIRST INDUSTRIAL, L.P., a Delaware limited partnership having its principal place of business at 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606, the sole general partner of which is First Industrial Realty Trust, Inc., a Maryland corporation;

FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation that is qualified as a real estate investment trust whose principal place of business is 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606 (“General Partner”);

WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), a national bank organized under the laws of the United States of America having an office at 10 South Wacker Drive, 32nd Floor, Chicago, IL 60606, as Administrative Agent (“Administrative Agent”) for the Lenders (as defined below); and

Those Lenders identified on the signature pages hereto.

RECITALS

A. The Borrower is primarily engaged in the business of acquiring, developing, owning and operating bulk warehouse and light industrial properties.

B. The Borrower, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to set forth the terms and conditions under which the Lenders will, on the Closing Date, make term loans to or for the benefit of the Borrower.

C. The General Partner is fully liable for the obligations of the Borrower hereunder by virtue of its status as the sole general partner of the Borrower and as guarantor under the Guaranty.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS

1.1. Definitions. As used in this Agreement, the following terms have the meanings set forth below:

“Adjusted Base Rate” means a floating interest rate equal to the sum of (i) the LIBOR Market Index Rate, plus (ii) the Base Rate Applicable Margin in effect from time to time.

“Adjusted Base Rate Borrowing” means a Borrowing that bears interest at the Adjusted Base Rate.

“Adjusted EBITDA” means for any Person the sum of EBITDA for such Person and such Person’s reported corporate overhead for itself and its Subsidiaries; provided that “Adjusted EBITDA” shall have deducted overhead related to specific properties.

“Adjusted LIBOR Rate” means, with respect to a Eurocurrency Borrowing for the relevant Interest Period, the sum of (i) the Base LIBOR Rate applicable to such Interest Period, plus, (ii) the LIBOR Applicable Margin in effect from time to time during such Interest Period.

“Administrative Agent” means Wells, in its capacity as contractual representative of the Lenders pursuant to Article XII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article XII.

“Administrative Office” means the Administrative Agent’s office designated on its signature page to this Agreement or such other office as may be designated by the Administrative Agent by written notice to the Borrower and the Lenders.

“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.

“Affiliate” means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; provided that in no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower.

“Aggregate Term Loan Commitment” means, as of any date, the total of all Term Loan Commitments, which as of the Agreement Execution Date is $260,000,000.

“Agreement” means this Unsecured Term Loan Agreement and all amendments, modifications and supplements hereto.

“Agreement Execution Date” shall mean September 11, 2015, the date on which all of the parties hereto have executed this Agreement.

“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money-laundering, including without limitation, the Foreign Corrupt Practices Act of 1977.

“Applicable Cap Rate” means 6.25%.

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, directions, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

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“Applicable Margin” means the applicable margins set forth in the table in Section 2.9 used in calculating the interest rate applicable to the various types of Borrowings, which shall vary from time to time in accordance with the long term, senior unsecured debt ratings of the Borrower and the General Partner in the manner set forth in Section 2.9.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Wells Fargo Securities, LLC, PNC Capital Markets LLC, Regions Capital Markets and U.S. Bank National Association and their successors in their capacity as Joint Lead Arrangers.

“Asset Sale” means any sale or other disposition by the Consolidated Operating Partnership of any Property or other assets (excluding any proceeds resulting from the casualty or condemnation of such Property or other assets, to the extent such proceeds are used to rebuild such Properties or assets within 365 days of receipt of such proceeds) that yields gross proceeds equal to the aggregate of (i) all cash proceeds, plus (ii) the initial principal amount of any noncash proceeds consisting of notes or other debt securities, plus (iii) the fair market value of other non-cash proceeds, if and to the extent that the aggregate of (i), (ii) and (iii) exceeds $500,000.

“Assets Acquired Not In Service” means, as of any date of determination, any Project which has been acquired and owned for less than 12 months but has not yet been leased to 90%.

“Assets Under Development” means, as of any date of determination, any Project which is under construction and then treated as an asset under development under GAAP.

“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit I.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base LIBOR Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 4.3(ii), with respect to any Eurocurrency Borrowing for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate as set by the ICE Benchmark Administration (“ICE”) (or the successor thereto if ICE is no longer making such rate available) for deposits in Dollars for a period equal

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to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page), at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the Eurodollar Reserve Percentage. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Any change in the Eurodollar Reserve Percentage shall result in a change in the Base LIBOR Rate on the date on which such change in such Eurodollar Reserve Percentage becomes effective. If the Base LIBOR Rate determined as provided above would be less than zero, the Base LIBOR Rate shall be deemed to be zero. Each calculation by the Administrative Agent of the Base LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error. To the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied to the then applicable Interest Period in a manner consistent with market practice as reasonably determined by the Administrative Agent; provided that if such market practice is reasonably determined by the Administrative Agent to not be administratively feasible, such approved rate shall be applied in a manner reasonably determined by the Administrative Agent. All approvals and determinations to be made by the Administrative Agent in the preceding sentence shall be done in consultation with the Borrower. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.3(ii), in the event that a Replacement Rate with respect to the Base LIBOR Rate is implemented then all references herein to the Base LIBOR Rate shall be deemed references to such Replacement Rate.

“Base Rate Applicable Margin” means the Applicable Margin in effect for an Adjusted Base Rate Borrowing as determined in accordance with Section 2.9 hereof.

“Borrower” means First Industrial, L.P., along with its permitted successors and assigns.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Borrowing Date” means a Business Day on which a Borrowing is made to the Borrower.

“Borrowing Notice” is defined in Section 2.7 hereof.

“Business Day” means a day, other than a Saturday, Sunday or holiday, on which banks are open for business in New York City; provided that with respect to any borrowings, disbursements and payments in respect of and calculations, interest rates and Interest Periods pertaining to Eurocurrency Loans, such day is also a day on which banks are open for general business in London, England.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

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“Cash Equivalents” shall mean (i) short term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A 1 or better by Standard and Poor’s Corporation or P-1 or better by Moody’s Investors Service, Inc., or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, provided that all such Cash Equivalents would qualify as cash equivalents in accordance with GAAP.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of more than 40% of the aggregate voting power represented by the then outstanding voting stock of the General Partner, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (i) nominated by the board of directors of the General Partner, (ii) appointed by directors so nominated, nor (iii) nominated by holders of the preferred stock in the General Partner pursuant to the terms of such stock; or (c) the General Partner shall cease to own, directly or indirectly, fifty-one percent (51%) or more of the Equity Interests of the Borrower.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

“Closing Date” means the date on which the conditions precedent in Section 5.1 are satisfied in accordance therewith and this Agreement becomes effective.

“Code” means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of Consolidated Total Indebtedness to Implied Capitalization Value of the Consolidated Operating Partnership.

5

“Consolidated Leverage Ratio Increase Period” is defined in Section 9.7(b).

“Consolidated Operating Partnership” means the Borrower, the General Partner and any other subsidiary partnerships or entities of either of them which are required under GAAP to be consolidated with the Borrower and the General Partner for financial reporting purposes.

“Consolidated Secured Debt” means as of any date of determination, the sum of (a) the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership outstanding at such date which is secured by a Lien on any asset or Capital Stock of Consolidated Operating Partnership, including without limitation loans secured by mortgages, stock, or partnership interests, but excluding Defeased Debt and (b) the amount by which the aggregate principal amount of all Indebtedness of the Subsidiaries of the Borrower or the General Partner outstanding at such date exceeds $5,000,000 (for the avoidance of doubt, (x) excluding Indebtedness of the Borrower and (y) including Guarantee Obligations (other than customary non-recourse carveout obligations) of the Subsidiaries of the General Partner (other than the Borrower) in respect of primary obligations of the Borrower or the General Partner), without duplication of any Indebtedness included under clause (a). For clarification, Consolidated Secured Debt shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.

“Consolidated Senior Unsecured Debt” means as of any date of determination, the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership (which will include, without limitation, any Indebtedness that is secured by partnership interests and that is recourse to the Borrower or the Guarantor, where such recourse component applies only to the payment of principal and/or interest), outstanding at such date other than (a) Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Operating Partnership under the Loan Documents on terms acceptable to the Administrative Agent and (b) that portion of Consolidated Secured Debt described in clause (a) of that definition. For clarification, Consolidated Senior Unsecured Debt shall exclude the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.

“Consolidated Total Indebtedness” means as of any date of determination, all Indebtedness of the Consolidated Operating Partnership outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining “Consolidated Total Indebtedness” the term “Indebtedness” shall not include the short term debt (e.g. accounts payable, short term expenses) of the Borrower or the General Partner or Defeased Debt. For clarification, Consolidated Total Indebtedness shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Consolidated Operating Partnership, are treated as a single employer under Sections 414(b) or 414(c) of the Code.

“Conversion/Continuation Notice” is defined in Section 2.8.

6

“Debtor Relief Laws” means the United States Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.

“Debt Service” means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) required to be made during such period by the Borrower, or any of its consolidated Subsidiaries plus (c) a percentage of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) taken into account in calculating Interest Expense, such percentage equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which the Borrower or any consolidated Subsidiary is liable and (y) the Ownership Share in such Investment Affiliate held by the Borrower and any consolidated Subsidiaries, in the aggregate, without duplication.

“Default” means an event which, with notice or lapse of time or both, would become an Event of Default.

“Default Rate” means with respect to any Borrowing, a rate equal to the interest rate applicable to such Borrowing plus three percent (3%) per annum.

“Defaulting Lender” means, subject to Section 12.16(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of (A) a proceeding under any Debtor Relief Law or (B) a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit

7

Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, (e) has purchased or otherwise acquired all or any portion of another Lender’s Commitment, excluding any purchase or acquisition in accordance with the terms and conditions set forth in Section 13.1; or (f) has sold or otherwise transferred all or any portion of its Commitment, excluding any sale or transfer in accordance with the terms and conditions set forth in Section 13.1. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.16(f)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Defeased Debt” means that portion of debt which has already been defeased by depositing collateral in the form of obligations supported by the credit of the United States government in such amounts as are required and permitted under the terms of the applicable loan documents.

“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit C to be executed and delivered by the Borrower pursuant to Section 5.1, as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.

“Dollars” and “$” mean United States Dollars.

“EBITDA” means, with respect to any Person, income before restructuring charges in an aggregate amount not to exceed $10,000,000 during any four fiscal quarter period, non-cash impairment charges and other non-cash, non-recurring items determined in good faith by the Borrower and extraordinary items, without deduction of any losses related to initial offering costs of preferred stock which are written off due to the redemption of such preferred stock, and excluding any gains or losses from pay-off or retirement of debt and gains/losses on sales of Properties and excluding costs incurred in acquiring Properties, where such costs are required to be expensed under ASC 805 Business Combinations 805-10-25-23, as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP (reduced to eliminate any income from Investment Affiliates of such Person, any interest income and, with respect to the Consolidated Operating Partnership, any income from the assets used for Defeased Debt), plus Interest Expense, depreciation, amortization and income tax (if any) expense plus a percentage of such income (adjusted as described above) of any such Investment Affiliate equal to the allocable economic interest in such Investment Affiliate held by such Person and any Subsidiaries, in the aggregate (provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories).

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“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means each Borrowing Date (other than a continuation or conversion).

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed by any of the foregoing); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

“Environmental Laws” means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having jurisdiction over the Borrower, its Subsidiaries or Investment Affiliates, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the operations of the Borrower, any Investment Affiliate, or any Subsidiary or any of their respective assets or Properties.

“Equity Interests” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Value” is defined in Section 10.10 hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

9

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

“Eurodollar Reserve Percentage” means, for any day, the percentage (stated as a decimal) which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitations, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category.

“Event of Default” means any event set forth in Article X hereof.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Office and the Administrative Agent, (a) taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent’s or such Lender’s principal executive office of such Lender’s applicable Lending Office is located, and (b) any United States federal withholding taxes imposed by FATCA .

“Existing Revolving Credit Agreement” means that certain Third Amended and Restated Unsecured Revolving Credit Agreement dated as of October 31, 2017 among the Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent, and all amendments, modifications, supplements, refinancing and replacements thereto.

“Existing Term Loan Agreement” means that certain Unsecured Term Loan Agreement dated as of January 29, 2014 among the Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent, and all amendments, modifications, supplements, refinancing and replacements thereto.

“Facility” means the Term Loan Commitments and the extensions of credit made thereunder.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

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“Fixed Charge Coverage Ratio” is defined in Section 9.7(a).

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means those generally accepted accounting principles in the United States of America as in effect from time to time that are consistent with those utilized in preparing the audited financial statements of the Borrower required hereunder; provided that all financial computations shall be made in accordance with GAAP as in effect on the Agreement Execution Date.

“General Partner” means First Industrial Realty Trust, Inc., a Maryland corporation that is listed on a national securities exchange and is qualified as a real estate investment trust. The General Partner is the sole general partner of the Borrower.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Gross Negligence” means recklessness, or actions taken or omitted with conscious indifference to or the complete disregard of consequences or rights of others affected. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term “gross negligence” is used with respect to the Administrative Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.

“Ground Lease Payments” means, for any period, payment made in cash during such period in respect of any ground lease with respect to which the Borrower or any of its Subsidiaries is a lessee.

“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing (but only to the extent that the guaranty applies to the payment of principal or interest due under recourse Indebtedness) any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services

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primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. Notwithstanding the foregoing, a guaranty of customary non-recourse carveouts shall not be deemed a “Guarantee Obligation” for purposes of this Agreement.

“Guaranty” means the Guaranty executed by the General Partner in the form attached hereto as Exhibit D and each guaranty executed and delivered pursuant to Section 8.13.

“Implied Capitalization Value” means for any Person as of any date, the sum (without duplication) of (i) the quotient of (x) the Adjusted EBITDA for such Person during the most recent four fiscal quarters (which Adjusted EBITDA shall exclude any Adjusted EBITDA attributable to all assets of the type described in clause (ii), Assets Under Development, Assets Acquired Not in Service or Rollover Projects, and which Adjusted EBITDA attributable to each Project which was formerly a Rollover Project shall not be less than zero), and (y) the Applicable Cap Rate, plus (ii) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (iii) an amount equal to the then current book value of each Asset Under Development, plus (iv) the then current book value of Unimproved Land, plus (v) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of such Rollover Project, plus (vi) an amount equal to 100% of unrestricted cash and unrestricted cash equivalents, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or cash equivalents being used to support Defeased Debt), plus (vii) an amount equal to 100% of the then current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties. For purposes of determining Implied Capitalization Value: (v) to the extent the amount of Implied Capitalization Value attributable to Rollover Projects would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (w) to the extent the amount of Implied Capitalization Value attributable to Unimproved Land would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (x) to the extent the amount of Implied Capitalization Value attributable to Asset Under Development and Assets Acquired Not in Service would exceed 20% of Implied Capitalization Value, such excess shall be excluded; (y) to the extent the amount of Implied Capitalization Value attributable to assets of the type described in clause (vii) above would exceed 5% of Implied Capitalization Value, such excess shall be excluded; and (z) to the extent the amount of Implied Capitalization Value attributable to unconsolidated joint ventures and partnerships and other assets of the type described in clauses (iii), (iv), (v) and (vii) would, in the

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aggregate, exceed 30% of Implied Capitalization Value, such excess shall be excluded. The Borrower’s Ownership Share of assets held by Investment Affiliates (excluding assets of the type described in the immediately preceding clause (vi)) will be included in Implied Capitalization Value calculations consistent with the above described treatment for wholly owned assets. In the case of a newly formed Investment Affiliate, the Borrower’s Ownership Share of assets held by the Investment Affiliate shall be calculated by multiplying (a) total assets plus accumulated depreciation of the Investment Affiliate by (b) the Ownership Share of such Investment Affiliate. This valuation methodology will be used for the first four quarters following the formation of any Investment Affiliate. For purposes of computing the Implied Capitalization Value, Adjusted EBITDA may be increased from quarter to quarter by the amount of (A) net cash flow from new leases of space at the Properties (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (B) Properties which were previously Assets Under Development but which have been completed during such four quarter period and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using pro forma EBITDA for such four quarter period, so long as a “new opening summary” form is submitted to, and approved by, Administrative Agent for each newly-opened Property during such four quarter period. “New opening summary” forms will only be required for developments to the extent the aggregate thereof exceeds $600,000,000 during any fiscal year.

“Incremental Loans” is defined in Section 2.2 hereof.

“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), repurchase obligations, takeout commitments or forward equity commitments, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Operating Partnership, Guarantee Obligations of any member of the Consolidated Operating Partnership in respect of primary obligations of any other member of the Consolidated Operating Partnership), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) Net Mark-to-Market Exposure under Rate Management Transactions, (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (j) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (k) such Person’s Ownership Share of debt in Investment Affiliates and any loans where such Person is liable as a general partner and (l) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

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“Insolvent” means insolvent as defined in Section 101(32) of the United States Bankruptcy Code, as amended.

“Interest Expense” means all interest expense of the Consolidated Operating Partnership determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility, plus (ii) the allocable portion (based on liability) of any interest incurred on any obligation for which the Consolidated Operating Partnership is wholly or partially liable under guaranties covering the payment of principal and/or interest, plus (iii) the allocable percentage of any interest incurred on any Indebtedness of any Investment Affiliate, whether recourse or non-recourse, equal to the applicable Ownership Share in such Investment Affiliate held by the Consolidated Operating Partnership, in the aggregate, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories; provided, however, that “Interest Expense” shall not include interest on loans after they become Defeased Debt.

“Interest Period” means with respect to a Eurocurrency Borrowing, a period commencing on (and including) the date such Eurocurrency Borrowing is made (or in the case of the continuation of a Eurocurrency Loan, the last day of the preceding Interest Period for such Loan) and ending on (but excluding) the first Business Day in the first, third or sixth calendar month thereafter, as the Borrower may select in the applicable Borrowing Notice or Conversion/Continuation Notice, as the case may be, except that each Interest Period shall begin on the first Business Day of a calendar month, and any Borrowing made on a date other than the first Business Day of a calendar month shall be an Adjusted Base Rate Borrowing unless and until the Borrower shall deliver a Conversion/Continuation Notice providing for the conversion of such Loan to a Eurocurrency Borrowing beginning on the first Business Day of a calendar month. Notwithstanding the foregoing or anything in this Agreement to the contrary, if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date.

“Investment Affiliate” means any Person in which the Consolidated Operating Partnership, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Operating Partnership on the consolidated financial statements of the Consolidated Operating Partnership.

“Investment Grade Rating” means, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower, (a) a rating of BBB- or higher from S&P or (b) a rating of Baa3 or better from Moody’s.

“Lenders” means, collectively, Wells, and the other Persons executing this Agreement in such capacity, or any Person which subsequently executes and delivers any amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to “the Lenders” in any Loan Document it shall be read to mean “all of the Lenders”.

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“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption Agreement or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.

“LIBOR Applicable Margin” means, as of any date with respect to any Eurocurrency Borrowing, the Applicable Margin in effect for such Eurocurrency Borrowing as determined in accordance with Section 2.9 hereof.

“LIBOR Borrowing” is defined in Section 4.3.

“LIBOR Market Index Rate” means, for any day, the Base LIBOR Rate as of that day that would be applicable for a Eurocurrency Borrowing having a one month Interest Period determined at approximately 10:00 a.m. (Central Time) for such day (rather than 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period as otherwise provided in the definition of Base LIBOR Rate), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination agreement in favor of another Person).

“Loan” means, with respect to a Lender, such Lender’s loan (including any Incremental Loans) made pursuant to Article II (or any conversion or continuation thereof).

“Loan Documents” means this Agreement, the Notes, the Guaranty and any and all other agreements or instruments required and/or provided to Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.

“Loan Party” means each of the Borrower, the General Partner, each other Person who guarantees all or a portion of the Obligations and/or who at any time pledges any collateral to secure all or a portion of the Obligations.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date.

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“Market Value Net Worth” means at any time, the Implied Capitalization Value of a Person at such time minus the Indebtedness of such Person at such time.

“Material Acquisition” means any acquisition (or series of related acquisitions) permitted by the Loan Documents and consummated in accordance with the terms of the Loan Documents if the aggregate consideration paid in respect of such acquisition (including any Indebtedness assumed in connection therewith) exceeds 10% of the Implied Capitalization Value of the Consolidated Operating Partnership.

“Material Adverse Effect” means, with respect to any matter, that such matter in the Required Lenders’ good faith judgment may (x) materially and adversely affect the business, properties, condition or results of operations of the Consolidated Operating Partnership taken as a whole, or (y) constitute a non-frivolous challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.

“Material Adverse Financial Change” shall be deemed to have occurred if the Required Lenders, in their good faith judgment, determine that a material adverse financial change has occurred which could prevent timely repayment of any Borrowing hereunder or materially impair the Borrower’s ability to perform its obligations under any of the Loan Documents.

“Material Credit Facility” means, as to the Borrower, the General Partner and their Subsidiaries, this Agreement and any other agreement(s) creating or evidencing indebtedness for borrowed money (excluding any Indebtedness which is “non-recourse”) entered into on or after the Agreement Execution Date by the Borrower, the General Partner or any of their Subsidiaries, or in respect of which the Borrower, the General Partner or any of their Subsidiaries is an obligor or otherwise provides a guarantee or other credit support (other than a guarantee of customary recourse exceptions) (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $5,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea formaldehyde insulation.

“Maturity Date” means September 11, 2022; or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility.

“Monetary Default” means any Default involving the Borrower’s failure to pay any of the Obligations when due.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

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“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Note” means, to the extent issued pursuant to Section 2.5, with respect to the Facility, the promissory note payable to the order of each Lender in the amount of such Lender’s maximum applicable Term Loan Commitment in substantially the form attached hereto as Exhibit B-1 (or such other form approved by the Administrative Agent) (collectively, the “Notes”).

“Obligations” means the Borrowings and all accrued and unpaid fees and all other obligations of the Borrower to the Administrative Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Other Taxes” is defined in Section 4.5(ii).

“Ownership Share” means, with respect to any Investment Affiliate, the pro rata share of the nominal ownership interests held by the Consolidated Operating Partnership, in the aggregate, in such Investment Affiliate, without duplication (e.g., if the Consolidated Operating Partnership owns 25% of an Investment Affiliate, but receives 90% of the economic benefits from such Investment Affiliate, then the Ownership Share shall be equal to 25%).

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participants” is defined in Section 13.2.1 hereof.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Percentage” means, with respect to any Lender, the percentage of the Total Term Loan Exposure represented by such Lender’s Term Loan Exposure at such time giving effect to any assignments and any Incremental Loans pursuant to Section 2.2.

“Permitted Liens” are defined in Section 9.5 hereof.

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“Permitted Negative Pledge” means a “negative pledge” that (a) establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) provides for the grant in favor of the holders of any unsecured debt of any equal and ratable Lien in connection with the pledge of any property or asset to secure the Facility.

“Person” means an individual, a corporation, a limited or general partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.

“Plan” means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.

“Project” means any real estate asset which is 100% owned by the Borrower or by any Wholly Owned Subsidiary and which is operated as an industrial property.

“Property” means each parcel of real property owned or operated by the Borrower, any Subsidiary or Investment Affiliate.

“Property Operating Income” means, with respect to any Property, for any period, earnings from rental operations (computed in accordance with GAAP but without deduction for reserves) attributable to such Property plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various ordinary operating expenses which are payable less frequently than once during every such period (e.g. real estate taxes and insurance). The earnings from rental operations reported for the immediately preceding fiscal quarter shall be adjusted to include pro forma earnings (as substantiated to the satisfaction of the Administrative Agent) for an entire quarter for any Property acquired or placed in service during such fiscal quarter and to exclude earnings during such quarter from any property not owned as of the end of the quarter.

“Purpose Credit” has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.

“Qualified Officer” means, with respect to any entity, the chief financial officer, chief accounting officer, controller or assistant controller of such entity if it is a corporation or of such entity’s general partner if it is a partnership.

“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

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“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Rating Agency” means S&P or Moody’s.

“Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any Property.

“Register” is defined in Section 13.4.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Replacement Rate” has the meaning assigned thereto in Section 4.3(ii).

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Lenders” means Lenders in the aggregate having at least 51% of the Aggregate Term Loan Commitment then in effect or, if the Aggregate Term Loan Commitment has been terminated, the Total Term Loan Exposure then outstanding. In determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Lenders” shall in no event mean less than two Lenders.

“Rollover Projects” means those Projects which, due to no or low occupancy at such Project, have a value, determined by dividing the Property Operating Income for such a Project for the most recent four fiscal quarters by the Applicable Cap Rate, of less than 50% of book value, provided that a Project shall no longer be treated as a Rollover Project after: (i) a period of six consecutive full fiscal quarters has elapsed since such Project was first included as a Rollover Project, or (ii) such Project has a value, determined by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate, of greater than 50% of book value.

“S&P” means Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies and its successors.

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“Sanctioned Person” means, at any time, (a) any Person that is, or is 50% or more owned by a Person or Persons that are, listed in any Sanctions related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, Her Majesty’s Treasury or the European Union or (b) a country, a region within a country, an agency of the government of a country, an organization controlled by a country or a Person resident in a country, that is subject to or the target of a sanctions program applicable to such country, region, agency, organization or Person and identified on any Sanctions-related list maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced by (a) any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or (b) the United Nations Security Council, Her Majesty’s Treasury or the European Union.

“Second Amendment to Unsecured Term Loan Agreement” means that certain Second Amendment to Unsecured Term Loan Agreement dated as of October 31, 2017 among the Borrower, the General Partner, the lenders party thereto and Wells as administrative agent.

“Specified Rate Management Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Borrower or its Subsidiaries under or in respect of any Specified Rate Management Transaction, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation.

“Specified Rate Management Provider” means any Lender, or any Affiliate of a Lender that is a party to a Specified Rate Management Transaction at the time the Specified Rate Management Transaction is entered into.

“Specified Rate Management Transaction” means any Rate Management Transaction that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between the Borrower or its Subsidiaries and any Specified Rate Management Provider.

“Subsidiary” means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

“Substitute Rate” means a floating rate of interest equal to (a) the Federal Funds Effective Rate from time to time plus one and one-half percent (1.50%) plus (b) the Applicable Margin for Adjusted Base Rate Loans.

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Commitment” means with respect to each Lender, the commitment, if any, of such Lender to make a Loan hereunder. The amount of each Lender’s Term Loan Commitment as of the Agreement Execution Date is set forth on Exhibit A. The aggregate amount of the Term Loan Commitments is $260,000,000 as of the Agreement Execution Date. After giving effect to the Second Amendment to Unsecured Term Loan Agreement, the amount of each Lender’s Term Loan Exposure shall be as set forth on Exhibit A. The Aggregate Term Loan Exposure is $260,000,000 as of the effective date of the Second Amendment to Unsecured Term Loan Agreement.

“Term Loan Exposure” means with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loan at such time.

“Total Term Loan Exposure” means at any time, the sum of the aggregate Term Loan Exposures for each of the Lenders.

“Transferee” is defined in Section 13.7 hereof.

“TRS” means a taxable REIT Subsidiary of the General Partner.

“Type” when used in reference to any Loan or Borrowing, refers to the rate by reference to which interest on such Loan, or on the Loans comprising such Borrowing, is determined. For purposes hereof, “rate” shall include the Adjusted LIBOR Rate and Adjusted Base Rate.

“Unencumbered Asset” means any Project which as of any date of determination, (a) is not subject to any Liens other than Permitted Liens set forth in Sections 9.5(i) through 9.5(v), (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Borrower, or its Wholly-Owned Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower, or any of its Wholly-Owned Subsidiaries other than a Permitted Negative Pledge, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (but not subject to any Liens other than Permitted Liens set forth in Sections 9.5(i) through 9.5(v)) on any assets or Capital Stock of the Borrower or any of its Wholly-Owned Subsidiaries or would entitle any Person to the benefit of any Lien (but excluding the Permitted Liens set forth in Sections 9.5(i) through 9.5(v)) on such assets or Capital Stock upon the occurrence of any contingency (including, except in the case of a Material Credit Facility, pursuant to an “equal and ratable” clause), (d) is not the subject of any material architectural/engineering issue, as evidenced by a certification of the Borrower, and (e) is materially compliant with the representations and warranties in Article VI below. Notwithstanding the foregoing, if any Project is a “Superfund” site under federal law or a site identified in writing by the jurisdiction in which such Project is located as having significant environmental contamination under applicable state law, the Borrower shall so advise the Lenders in writing and the Required Lenders shall have the right to

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request from the Borrower a current detailed environmental assessment (or one which is not more than two years old for Unencumbered Assets owned as of the Agreement Execution Date), and, if applicable, a written estimate of any remediation costs from a recognized environmental contractor and to exclude any such Project from Unencumbered Assets at their election. No Project of a Wholly-Owned Subsidiary shall be deemed to be unencumbered unless such Project and all Capital Stock of such Wholly-Owned Subsidiary or any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary is unencumbered and neither such Wholly-Owned Subsidiary nor any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary has any Indebtedness for borrowed money (other than Indebtedness due to the Borrower).

“Unencumbered Leverage Ratio” is defined in Section 9.7(c).

“Unencumbered Leverage Ratio Increase Period” is defined in Section 9.7(c).

“Unimproved Land” means land which constitutes a single tax parcel or separately platted lot and on which construction of an industrial building has not commenced.

“Value of Unencumbered Assets” means, for any Person as of any date, the sum (without duplication) of (a) the value of all Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service or assets of the type described in clause (b) (determined in the manner set forth below), plus (b) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) that constitutes an Unencumbered Asset and acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (c) any unrestricted cash, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange, plus (d) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of each first mortgage receivable secured by an income producing commercial property, provided that such first mortgage receivable is not subject to any Lien, plus (e) 100% of the then current book value of each Asset Under Development that constitutes an Unencumbered Asset plus (f) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of each Rollover Project; provided that to the extent the aggregate amount of Value of Unencumbered Assets from Assets Acquired Not in Service and the other items set forth in clauses (d), (e) and (f) exceed 20% of the total Value of Unencumbered Assets, such excess shall be excluded. Unencumbered Assets that are not Assets Under Development or assets of the type described in clause (b) above shall be valued by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate (provided that for the purpose of such calculation, the Property Operating Income of each Unencumbered Asset that was formerly a Rollover Project shall in no event be less than zero). If a Project is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of such financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter.

“Wells” means Wells Fargo Bank, National Association.

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“Wholly-Owned Subsidiary” means a member of the Consolidated Operating Partnership 100% of the ownership interests in which are owned, directly or indirectly, by the Borrower and the General Partner in the aggregate.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.

1.2. Financial Standards. All financial computations required of a Person under this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement, and all financial information required under this Agreement shall be prepared in accordance with GAAP, except that if any Person’s financial statements are not audited, such Person’s financial statements shall be prepared in accordance with the same sound accounting principles utilized in connection with the financial information submitted to Lenders with respect to the Borrower or the General Partner or the Properties in connection with this Agreement and shall be certified by an authorized representative of such Person. Moreover, all financial computations required of a Person under this Agreement shall be calculated (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower, the General Partner or any Wholly Owned Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants.

1.3. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurocurrency Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurocurrency Borrowing”).

1.4. General References. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless otherwise indicated, all references to time are references to Central Time.

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1.5. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Base LIBOR Rate”.

ARTICLE II.

THE FACILITY

2.1. The Facility.

(a) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the General Partner contained herein, each Lender agrees, severally and not jointly, to make Loans in Dollars to the Borrower on the Closing Date in an aggregate principal amount that will not result in (x) such Lender’s Term Loan Exposure exceeding such Lender’s Term Loan Commitment or (y) the Total Term Loan Exposure exceeding the Aggregate Term Loan Commitment. The Borrowings may be Adjusted Base Rate Borrowings or Eurocurrency Borrowings.

(b) The Facility created by this Agreement shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement. The Term Loan Commitment of each Lender shall terminate upon the earlier of (i) the funding of such Lender’s Loan hereunder on the Closing Date and (ii) 5:00 p.m. (Central Time) on the Closing Date. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.

2.2. Incremental Loans. The Borrower shall have the right to request one or more additional tranches of additional Loans (the “Incremental Loans”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that the aggregate amount of such Incremental Loans shall not exceed One Hundred Million Dollars ($100,000,000). Each such Incremental Loan must be an aggregate minimum amount of $20,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent and the Arrangers, in consultation with the Borrower, shall manage all aspects of such Incremental Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of Incremental Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to provide an Incremental Loan, and any new Lender becoming a party to this Agreement in connection with any such requested Incremental Loan must be an Eligible Assignee. Effecting the Incremental Loans under this Section is subject to the following conditions precedent: (w) the Administrative Agent shall have consented thereto (such consent not to be unreasonably withheld or delayed), (x) no Default or Event of Default shall be in existence on the effective date of such Incremental Loans, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which

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such Loan Party is a party shall be true and correct on the effective date of such Incremental Loans except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by a Qualified Officer of the Borrower of (A) all partnership or other necessary action taken by the Borrower to authorize such Incremental Loans and (B) all corporate or other necessary action taken by Guarantor authorizing the guaranty of such Incremental Loans; and (ii) an opinion of counsel to the Borrower and the Guarantor, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) if requested, new Notes executed by the Borrower, payable to any new Lenders and replacement Notes, if requested by any applicable Lender, executed by the Borrower, payable to any existing Lenders making Incremental Loans, in the amount of each such Lender’s Term Loan Exposure at the time of the effectiveness of the applicable Incremental Loans. In connection with any Incremental Loans pursuant to this Section 2.2 any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request. The Incremental Loans (i) shall rank pari passu in right of payment with the existing Loans, (ii) shall not mature earlier than the Maturity Date and (iii) shall be treated substantially the same as (and in any event no more favorably than) the existing Loans. Incremental Loans may be made hereunder pursuant to an amendment or restatement of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each new Lender participating in such tranche (if any), each existing Lender participating in such tranche (if any) and the Administrative Agent. The Administrative Agent may, without the consent of any other Lenders (except as expressly required pursuant to Section 14.3), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.2.

2.3. Principal Payments. Any outstanding Borrowings and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date.

2.4. Requests for Borrowings; Responsibility for Borrowings. Borrowings shall be made available to the Borrower by Administrative Agent in accordance with Section 2.1(a) and Section 2.7 hereof. The obligation of each Lender to fund its Percentage of each Borrowing shall be several and not joint.

2.5. Evidence of Credit Extensions. Any Lender may request that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 13.3) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns). Each Lender may record Borrowings and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender’s record thereof shall be conclusive absent the Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender

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with respect to that Lender’s records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Borrowing shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Notes to pay the amount actually owed by the Borrower to Lenders.

2.6. Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder.

(b) Subject to Section 4.3, each Borrowing shall be comprised entirely of Adjusted Base Rate Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) No more than ten (10) Eurocurrency Borrowings may be outstanding at any one time under the Facility.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

2.7. Requests for Borrowings.

(a) To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a “Borrowing Notice”) (A) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m. (Central Time), three (3) Business Days before the date of the proposed Borrowing, or (B) in the case of an Adjusted Base Rate Borrowing, not later than 11:00 a.m. (Central Time), one (1) Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Notice shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice in substantially the form of Exhibit J in the case of any Borrowing. Each such telephonic and written Borrowing Notice shall specify the following information in compliance with Section 2.7: (i) the Borrower requesting such Borrowing; (ii) the Type of the requested Borrowing; (iii) the aggregate amount of such Borrowing; (iv) the date of such Borrowing, which shall be a Business Day; (v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.7. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an Adjusted Base Rate Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Notice in accordance with this Section, the Administrative Agent shall advise each relevant Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

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The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2 and otherwise comply with the conditions set forth in Section 5.2 for Borrowings.

Not later than 11:00 a.m. (Central Time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available at the Administrative Office. Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement.

(b) Administrative Agent shall, as soon as practicable after receipt of a Borrowing Notice, determine the Adjusted LIBOR Rate applicable to the requested Eurocurrency Borrowing and inform the Borrower and Lenders of the same. Each determination of the Adjusted LIBOR Rate by Administrative Agent shall be conclusive and binding upon the Borrower in the absence of manifest error.

(c) If the Borrower shall prepay a Eurocurrency Borrowing other than on the last day of the Interest Period applicable thereto, the Borrower shall be responsible to pay all amounts due to Lenders as required by Section 4.4 hereof. The Lenders shall not be obligated to match fund their Eurocurrency Borrowings.

(d) The right of the Borrower to select the Adjusted LIBOR Rate and the Adjusted Base Rate for a Borrowing pursuant to this Agreement is subject to the availability to Lenders, as applicable, of a similar option. If Administrative Agent determines that (i) deposits of Dollars in an amount approximately equal to the Borrowing for which the Borrower wishes to select the Adjusted LIBOR Rate or Adjusted Base Rate are not generally available at such time in the London interbank eurodollar market, or (ii) the rate at which the deposits described in subsection (i) herein are being offered will not adequately and fairly reflect the costs to Lenders, as applicable, of maintaining an Adjusted LIBOR Rate or Adjusted Base Rate on a Borrowing or of funding the same in such market for such Interest Period, or (iii) reasonable means do not exist for determining an Adjusted LIBOR Rate or Adjusted Base Rate, or (iv) the Adjusted LIBOR Rate or Adjusted Base Rate would be in excess of the maximum interest rate which the Borrower may by law pay, then in any of such events, Administrative Agent shall so notify the Borrower and Lenders and notwithstanding anything herein to the contrary, such Borrowing shall bear interest at the Substitute Rate.

2.8. Interest Elections.

(a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request (or as set forth in Section 2.7 if no Interest Period is specified). Thereafter, the Borrower may elect to convert such

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Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding the foregoing, the Borrower may not (i) elect an Interest Period for Eurocurrency Loans that does not comply with Section 2.6(d), (ii) elect to convert any Adjusted Base Rate Loans to Eurocurrency Loans that would result in the number of Eurocurrency Borrowings exceeding the maximum number of Eurocurrency Borrowings permitted under Section 2.6(c) or (iii) elect an Interest Period for Eurocurrency Loans unless the aggregate outstanding principal amount of Eurocurrency Loans to which such Interest Period will apply complies with the requirements as to minimum principal amount set forth in Section 2.11.

(b) To make an election pursuant to this Section (an “Interest Election Request”), the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.7 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent (hereinafter referred to as a “Conversion/Continuation Notice”).

(c) Each telephonic and written Conversion/Continuation Notice shall specify the following information in compliance with Section 2.6 and paragraph (a) of this Section: (i) the Borrowing to which such Conversion/Continuation Notice applies; (ii) the effective date of the election made pursuant to such Conversion/Continuation Notice, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an Adjusted Base Rate Borrowing or a Eurocurrency Borrowing; and (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election. If any such Conversion/Continuation Notice requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of a Conversion/Continuation Notice, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to timely deliver a Conversion/Continuation Notice with respect to a Eurocurrency Borrowing in accordance with Section 2.8(b) prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurocurrency Borrowing with the same Interest Period as the Eurocurrency Borrowing being continued (unless such deemed election shall result in an Interest Period ending after the Maturity Date, in which case the Borrower shall be deemed to have elected a one (1) month Interest Period which will not end after the Maturity Date; provided

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however that if less than 30 days remain until the Maturity Date, such Eurocurrency Borrowing shall bear interest at the Adjusted Base Rate). The Administrative Agent shall advise each relevant Lender and the Borrower of the details of any such deemed continuation under this clause (e).

(f) Notwithstanding anything to the contrary contained in this Section 2.8, no Borrowing may be converted into a Eurocurrency Borrowing or continued as a Eurocurrency Borrowing (except with the consent of the Required Lenders) when any Monetary Default or Event of Default has occurred and is continuing.

2.9. Applicable Margins.

(a) The Base Rate Applicable Margin and the LIBOR Applicable Margin to be used in calculating the interest rate applicable to different Types of Borrowings, shall vary from time to time in accordance with the Consolidated Leverage Ratio as follows:

Consolidated Leverage Ratio	LIBOR Applicable Margin	Base Rate Applicable Margin
Less than 35%	1.20%	1.20%
35% or greater but less than 40%	1.30%	1.30%
40% or greater but less than 45%	1.35%	1.35%
45% or greater but less than 50%	1.40%	1.40%
50% or greater but less than 55%	1.50%	1.50%
55% or greater	1.70%	1.70%

The LIBOR Applicable Margin and Base Rate Applicable Margin shall be determined by the Administrative Agent from time to time, based on the Consolidated Leverage Ratio as set forth in the compliance certificate most recently delivered by the Borrower pursuant to Section 8.2(iv). Any adjustment to the LIBOR Applicable Margin and Base Rate Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable compliance certificate pursuant to Section 8.2(iv). If the Borrower fails to deliver a compliance certificate in accordance with Section 8.2(iv), the LIBOR Applicable Margin and the Base Rate Applicable Margin shall equal the percentages corresponding to a Consolidated Leverage Ratio of 55% or greater until the first day of the calendar month immediately following the month that the required compliance certificate is delivered. Notwithstanding the foregoing, for the period from the Agreement Execution Date through but excluding the date on which the Administrative Agent first determines the LIBOR Applicable Margin and the Base Rate Applicable Margin as set forth above, the LIBOR Applicable Margin and the Base Rate Applicable Margin shall be determined based on a Consolidated Leverage Ratio of “Less than 35%”. Thereafter, such LIBOR Applicable Margin and Base Rate Applicable Margin shall be adjusted from time to time as set forth in this definition. It is understood and agreed that each change in pricing level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

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The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect at the time it was delivered to the Administrative Agent as the result of fraud or intentional misstatement thereof, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s or any Lender’s other rights under this Agreement.

(b) If the Borrower has an Investment Grade Rating during the term of the Facility, at the one-time election of the Borrower upon prior irrevocable written notice to Administrative Agent and the Lenders, which election shall relate solely to this Agreement and shall have no effect on elections to be made with respect to the Existing Revolving Credit Agreement or the Existing Term Loan Agreement, from and after such election the Base Rate Applicable Margin and the LIBOR Applicable Margin shall vary from time to time in accordance with the Investment Grade Rating as follows (such that the Applicable Margin shall change from time to time as and when the Investment Grade Rating changes, which changes shall be effective from and after the date that notice is delivered from the Borrower to the Administrative Agent of the applicable Investment Grade Rating change):

Rating Level	LIBOR Applicable Margin	Base Rate Applicable Margin
A-/A3	0.90%	0.90%
BBB+/Baa1	0.95%	0.95%
BBB/Baa2	1.10%	1.10%
BBB-/Baa3	1.35%	1.35%
Below BBB- and Baa3 (“Level V”)	1.75%	1.75%

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The Applicable Margin shall be determined by the higher of the two ratings from S&P or Moody’s. In the event that such two ratings are more than one rating level apart and both are Investment Grade Ratings, then the rating level one level above the lower of the two ratings shall apply. If only one Investment Grade Ratings has been issued, the Applicable Margin shall be determined based on the sole Investment Grade Rating then in effect. If Investment Grade Ratings shall have been assigned by both rating agencies and thereafter the Borrower does not have an Investment Grade Rating from either Rating Agency, the Applicable Margin shall be determined based on Level V of the forgoing table in this Section 2.9(b). The Borrower may not return to pricing determinations based on the table in Section 2.9(a) after selecting to use the table in Section 2.9(b).

2.10. Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

2.11. Minimum Amount of Each Borrowing. Each Eurocurrency Borrowing shall be in the minimum amount of $2,000,000 (and in multiples of $100,000 if in excess thereof), and each Adjusted Base Rate Borrowing shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof).

2.12. Interest.

(a) Subject to Section 2.14, the outstanding principal balance of the Loans shall bear interest from time to time at a rate per annum equal to:

(i) the Adjusted Base Rate; or

(ii) at the election of the Borrower in accordance with Section 2.8 with respect to all or portions of the Obligations, the Adjusted LIBOR Rate.

(b) All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Borrowing shall be payable on the first day of each calendar month in arrears from time to time while such Borrowing is outstanding (or, if earlier, on the Maturity Date). Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 1:00 p.m. (Central Time). If any payment of principal or interest on the Loans, or fees hereunder or under any other Loan Document, shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment; provided that for purposes of Section 10.1 hereof, any payments of principal described in this sentence shall be considered to be “due” on such next succeeding Business Day.

2.13. Method of Payment.

(a) All payments of the Obligations hereunder shall be made, without set off, deduction, or counterclaim, in immediately available funds to Administrative Agent at the Administrative Office or at any other Lending Office of Administrative Agent specified in writing by Administrative Agent to the Borrower, by 11:00 a.m. (Central Time) on the date when due and shall be applied ratably by Administrative Agent among

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Lenders in the Facility. Each such payment shall be made in Dollars. Each payment delivered to Administrative Agent for the account of any Lender shall be delivered promptly by Administrative Agent to such Lender in the same type of funds that Administrative Agent received at its address specified herein or at any Lending Office specified in a notice received by Administrative Agent from such Lender. Payments not made by Administrative Agent within one (1) Business Day after receipt shall accrue interest at Federal Funds Effective Rate. Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Wells for each payment of principal, interest and fees as it becomes due hereunder.

(b) If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.7, 2.16 or 12.8, then the Administrative Agent shall, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

2.14. Default. Notwithstanding the foregoing, during the continuance of a Monetary Default or an Event of Default, the Borrower shall not have the right to request a Eurocurrency Borrowing, select a new Interest Period for an existing Eurocurrency Borrowing or convert any Adjusted Base Rate Borrowing to a Eurocurrency Borrowing. During the continuance of a Monetary Default or an Event of Default, at the election of the Required Lenders, by notice to the Borrower, outstanding Borrowings shall bear interest at the applicable Default Rates until such Monetary Default or Event of Default ceases to exist or the Obligations are paid in full.

2.15. Lending Offices. Each Lender may book its Borrowings at any Lending Office selected by such Lender and may change its Lending Office from time to time. All terms of this Agreement shall apply to any such Lending Office and any Note shall be deemed held by the applicable Lender for the benefit of such Lending Office. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Office through which Borrowings will be made by it and for whose account payments are to be made.

2.16. Non Receipt of Funds by Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies Administrative Agent prior to the date on which it is scheduled to make payment to Administrative Agent of (i) in the case of a Lender, a Borrowing, or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to Administrative Agent, the recipient of such payment shall, promptly after demand by Administrative Agent, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the

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date Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate (as determined by Administrative Agent) or (ii) in the case of payment by the Borrower, the interest rate applicable to Adjusted Base Rate Borrowings. If the Borrower and any Lender shall each pay any such amount made available by the Administrative Agent on behalf of such Lender for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount paid by the Borrower for such period. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Loan to be made by such Lender.

2.17. [Reserved].

2.18. [Reserved].

2.19. [Reserved].

2.20. Pro Rata Treatment/Sharing of Payments.

(a) Except to the extent otherwise provided herein: (i) each Borrowing from the Lenders under Sections 2.7 shall be made from the Lenders pro rata according to the amounts of their respective Percentages; (ii) each payment or prepayment of principal of Loans shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, provided that, subject to Section 12.16, if immediately prior to giving effect to any such payment in respect of any Loans the outstanding principal amount of the Loans shall not be held by the Lenders pro rata in accordance with their respective Percentages in effect at the time such Loans were made, then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders pro rata in accordance with their respective Percentages; (iii) each payment of interest on Loans shall be made for the account of the Lenders, pro rata in accordance with the amounts of interest on such Loans, then due and payable to the respective Lenders and (iv) the making, conversion and continuation of Loans of a particular Type shall be made pro rata among the Lenders, according to the amounts of their respective Loans, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous.

(b) If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf the Borrower or any other Loan Party to a Lender (other than any payment in respect of Specified Rate Management Obligations) not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 2.20(a) or Section 2.22, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to

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such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 2.20(a) or Section 2.22, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

2.21. [Reserved].

2.22. Application of Moneys Received. Subject to Section 2.13(b) hereof, all moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

(i) to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;

(ii) to the reimbursement of any yield protection due to any of the Lenders in accordance with Section 4.1;

(iii) to the payment of all fees then due to the Administrative Agent;

(iv) [reserved];

(v) first to interest until paid in full and then to principal for all Lenders (x) for Borrowings (unless an Event of Default exists) (the amount allocated to Borrowings to be distributed in accordance with the applicable pro rata shares of the outstanding amounts of the Lenders) or (y) if an Event of Default exists, in accordance with the respective Percentages of the Lenders until principal is paid in full, each Lenders’ share of such payment to be allocated pro rata among the outstanding Types of Loans owed to such Lender; and

(vi) any other sums due to the Administrative Agent or any Lender under any of the Loan Documents.

2.23. [Reserved].

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2.24. Prepayments of Loans.

(a) The Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section and payment of a prepayment premium in accordance with paragraph (c) of this Section.

(b) The Borrower shall notify the Administrative Agent by telecopy of any prepayment under clause (a) above not later than 11:00 a.m. (Central Time) on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment pursuant to clause (a) above of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.11 hereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the applicable prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 hereof and by breakage costs to the extent required by Section 4.4 hereof.

(c) Upon the prepayment (whether voluntary or otherwise) of any Borrowing hereunder, the Borrower shall pay a prepayment premium (the “Prepayment Premium”) equal to the percentage of the principal amount so prepaid set forth in the following table corresponding to the period during which such prepayment is made:

Period	Prepayment Premium
After the Closing Date and on or prior to the 1-year anniversary of the Closing Date	2.0%
After the 1-year anniversary of the Closing Date and on or prior to the 2-year anniversary of the Closing Date	1.0%
After the 2-year anniversary of the Closing Date	0.0%

The Prepayment Premium shall be due and payable on the date of any such prepayment.

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ARTICLE III.

[RESERVED]

ARTICLE XIV.

CHANGE IN CIRCUMSTANCES

4.1. Yield Protection. If any Change in Law:

(i) subjects the Administrative Agent, any Lender or any applicable Lending Office to any taxes, duties, levies, imposts, deductions, assessments, fees, charges or withholdings, and all liabilities with respect thereto (other than (A) Taxes, (B) Excluded Taxes or (C) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities, capital or liquidity attributable to making, converting, funding or maintaining its Borrowings or its Term Loan Commitment, or

(ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Office (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Borrowings), or

(iii) imposes any other condition, and the result is to increase the cost of any Lender or any applicable Lending Office of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Office in connection with loans, or requires any Lender or any applicable Lending Office to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within fifteen (15) days of demand by the Administrative Agent or such Lender, the Borrower shall pay the Administrative Agent or such Lender that portion of such increased expense incurred or reduction in an amount received which the Administrative Agent or such Lender determines is attributable to making, funding and maintaining its Borrowings and its Term Loan Commitment (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant).

4.2. Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Office of such Lender or any corporate entity controlling such Lender is increased as a result of a Change in Law (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant), then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which is attributable to this Agreement, its Borrowings or its obligation to make Borrowings hereunder (after taking into account such Lender’s policies as to capital adequacy). Without in any way affecting the Borrower’s obligation to pay compensation actually claimed by a Lender under this Section 4.2, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that the Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender’s most recent demand for compensation under this Section 4.2, and further provided that

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such replacement is otherwise in accordance with Section 4.7. The Lender being replaced shall assign its Term Loan Exposure and its rights and obligations under this Facility to the replacement Lender in accordance with the requirements of Section 13.3 hereof and the replacement Lender shall assume such Term Loan Exposure, all pursuant to an assignment agreement substantially in the form of Exhibit I hereto. The purchase by the replacement Lender shall be at par (plus all accrued and unpaid interest and any other sums owed to such Lender being replaced hereunder) which shall be paid to the Lender being replaced upon the execution and delivery of the assignment. The Lender being replaced shall continue to be entitled to the benefits of Sections 4.1, 4.2, 4.4, 4.5 and 14.6 for events recurring prior to assignment to the replacement Lender.

4.3. Availability of Eurocurrency or Adjusted Base Rate Borrowings.

(i) Unless and until a Replacement Rate is implemented in accordance with clause (ii) below, if (a) any Lender determines that maintenance of any of its Eurocurrency Borrowings or Adjusted Base Rate Borrowings (sometimes collectively referred to as “LIBOR Borrowings”) at a suitable Lending Office would violate any Applicable Law, the Administrative Agent shall suspend by written notice to the Borrower (with a copy thereof being delivered contemporaneously to Lenders) the availability of LIBOR Borrowings and require any LIBOR Borrowings to be repaid; or (b) if the Required Lenders determine that (1) deposits of a type or maturity appropriate to match fund LIBOR Borrowings are not available, the Administrative Agent shall suspend by written notice to the Borrower (with a copy thereof being delivered contemporaneously to Lenders) the availability of LIBOR Borrowings with respect to any LIBOR Borrowings made after the date of any such determination, or (2) an interest rate applicable to a LIBOR Borrowing does not accurately reflect the cost of making a Eurocurrency Borrowing, and, if for any reason whatsoever the provisions of Section 4.1 are inapplicable, the Administrative Agent shall suspend by written notice to the Borrower (with a copy thereof being delivered contemporaneously to Lenders) the availability of LIBOR Borrowings with respect to any LIBOR Borrowings made after the date of any such determination. If this occurs, Borrowings shall, to the extent permissible under Applicable Law, bear interest at the Substitute Rate, rather than any Loans becoming payable.

(ii) Notwithstanding anything to the contrary in Section 4.3(i) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 4.3(i)(b) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. market or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having or purporting to have jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in Dollars in the U.S. market, then the Administrative Agent may, to the extent practicable (in

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consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 4.3(i)(b) occurs with respect to the Replacement Rate or (B) the Administrative Agent (or the Required Lenders through the Administrative Agent) notifies the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.3(ii). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 14.13), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, a written notice signed by Lenders constituting Required Lenders stating that such Lenders object to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lenders object). To the extent the Replacement Rate is approved by the Administrative Agent in connection with this clause (ii), the Replacement Rate shall be applied in a manner consistent with market practice.

4.4. Funding Indemnification. If any payment of a LIBOR Borrowing occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Borrowing is not made, continued or converted on the date specified by the Borrower for any reason other than default by one or more of the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by such Lender, as applicable, resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the LIBOR Borrowing.

4.5. Taxes.

(i) All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with Applicable Law, and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

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(ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).

(iii) The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 4.5) paid by the Administrative Agent or such Lender as a result of its Term Loan Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 4.6.

(iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten (10) Business Days after the date of this Agreement, (i) deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

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(v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 4.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

(vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate.

(vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 4.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

(viii) If a payment made to a Lender hereunder or under any Note would be subject to United States federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable) such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably

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requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.5(viii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(ix) Each of the Lenders represents that as of the Agreement Execution Date it is not aware of any facts that would give rise to a claim for additional payments under this Section 4.5.

4.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Office with respect to its LIBOR Borrowings to reduce any liability of the Borrower to such Lender under Sections 4.1, 4.2 and 4.5 or to avoid the unavailability of a LIBOR Borrowing, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2, 4.4 and 4.5 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. The amount due in such statement shall not include amounts due under Section 4.5 that are either attributable to facts known to the Lender as of the Agreement Execution Date or that relate to a time period more than ninety (90) days prior to the giving of such written statement. Determination of amounts payable under such Sections in connection with a LIBOR Borrowing shall be calculated as though each Lender funded its LIBOR Borrowing through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Adjusted LIBOR Rate applicable to such Borrowing, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 4.1, 4.2, 4.4 and 4.5 hereof shall survive payment of the Obligations and termination of this Agreement.

4.7. Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender which (a) is not capable of receiving payments without any deduction or withholding of United States federal income tax pursuant to Section 4.5, or (b) cannot maintain its LIBOR Borrowings at a suitable Lending Office pursuant to Section 4.6, with a replacement bank or other financial institution or (c) becomes a Defaulting Lender; provided that (i) such replacement does not conflict with any applicable legal or regulatory requirements affecting the remaining Lenders, (ii) no Event of Default or (after notice thereof to the Borrower) no Default shall have occurred and be continuing at the time of such replacement, (iii) the replacement bank or institution shall purchase at par all Loans and the Borrower or the replacement bank or institution shall repay other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under

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Sections 4.4 and 4.6 if any LIBOR Borrowing owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.3 (provided that the Borrower shall be obligated to pay the processing fee referred to therein and the replaced Lender’s consent shall not be required), (vii) until such time as such replacement shall be consummated, the Borrower shall continue to pay all amounts payable hereunder without setoff, deduction, counterclaim or withholding and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

ARTICLE V.

CONDITIONS PRECEDENT

5.1. Conditions Precedent to Closing. The Lenders shall not be required to make the initial Loans pursuant to Section 2.1 hereunder unless (i) the Borrower shall have paid all fees then due and payable to the Lenders, the Arrangers and the Administrative Agent hereunder, including reasonable legal fees and out-of-pocket expenses, (ii) all of the conditions set forth in Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and with sufficient copies for the Lenders, the following:

(a) Certificates of Limited Partnership/Incorporation. A copy of the Certificate of Limited Partnership for the Borrower and a copy of the articles of incorporation of the General Partner, each certified by the appropriate Secretary of State or equivalent state official.

(b) Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for the Borrower and a copy of the bylaws of the General Partner, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date.

(c) Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where the Borrower and the General Partner are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification (if issued) of (i) the Borrower, and (ii) the General Partner.

(d) Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where the Borrower and the General Partner maintain their principal place of business, dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign limited partnership or foreign corporation, as the case may be, for (i) the Borrower, and (ii) the General Partner.

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(e) Resolutions. A copy of a resolution or resolutions adopted by the Board of Directors of the General Partner, certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date, authorizing the Borrowings provided for herein and the execution, delivery and performance of the Loan Documents by the General Partner to be executed and delivered by it hereunder on behalf of itself and the Borrower.

(f) Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of the General Partner and dated the Agreement Execution Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and the Borrower hereunder.

(g) Loan Documents. Originals of the Loan Documents (in such quantities as the Lenders may reasonably request), duly executed by authorized officers of the appropriate entity, including this Agreement duly executed by authorized officers of each Lender.

(h) Opinion of Borrower’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the Borrower which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit E.

(i) Opinion of General Partner’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the General Partner which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit F.

(j) Financial and Related Information. The following information:

(i) The most recent financial statements of the Borrower and the General Partner and a certificate from a Qualified Officer of the Borrower that no change in the Borrower’s financial condition that would have a Material Adverse Effect has occurred since December 31, 2014; and

(ii) A Disbursement Instruction Agreement, in substantially the form of Exhibit C hereto, addressed to the Administrative Agent and signed by a Qualified Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

(k) Closing Certificate. A certificate, signed by an officer of the Borrower, stating that on the Agreement Execution Date no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct as of the Agreement Execution Date as and to the extent set forth herein.

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(l) Compliance Certificate. A certificate substantially in the form of Exhibit H, signed by an officer of the Borrower certifying as to compliance with the financial covenants set forth in Section 9.7 on a pro-forma basis on the Agreement Execution Date using the financial results as of the last day of the most recently completed calendar quarter and giving effect to the incurrence of the Loans, which certificate shall include calculations in reasonable detail demonstrating such compliance.

(m) Other Evidence as any Lender May Require. Such other evidence as any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the conditions set forth in this Agreement.

When all such conditions have been fulfilled (or, in the Lenders’ sole discretion, waived by Lenders), the Administrative Agent shall confirm in writing to the Borrower that the initial Borrowings are then available to the Borrower hereunder.

5.2. Conditions Precedent to Subsequent Borrowings. Borrowings after the initial Borrowing (other than conversions or continuations) shall be made from time to time as requested by the Borrower, and the obligation of each Lender to make any Borrowing is subject to the following terms and conditions:

(a) prior to and after giving effect to each such Borrowing, no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents, and the Borrower shall deliver a certificate of the Borrower to such effect; and

(b) The representations and warranties contained in Article VI and VII are true and correct as of such borrowing date, as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

Subject to the last grammatical paragraphs of Article VI and VII hereof, each Borrowing Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) and (b) have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan or Incremental Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent and the other Lenders that the conditions precedent for initial Loans set forth in Section 5.1 and Section 5.2 (if applicable) that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.

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ARTICLE VI.

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Lenders that:

6.1. Existence. The Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware, with its principal place of business in the State of Illinois, and is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns Properties and, except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which its business is conducted. Each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns Property, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which it conducts business.

6.2. Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the Borrower hereunder are within the partnership authority of such entity and the corporate powers of the general partners of such entity, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which the Borrower or the General Partner is a party or by which the Borrower, the General Partner or any of their respective assets may be bound or affected.

6.3. Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by such entities hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

6.4. Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

6.5. Solvency.

(i) Immediately after the Agreement Execution Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

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(ii) The Borrower does not intend to, or to permit any of its Subsidiaries to incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

6.6. Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the Borrower or any of its Subsidiaries which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

6.7. Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the Borrower, and the Notes when executed and delivered will be the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

6.8. Title to Property. To the best of the Borrower’s knowledge after due inquiry, the Borrower or its Subsidiaries has good and marketable title to the Properties and assets reflected in the financial statements as owned by it or any such Subsidiary free and clear of Liens except for the Permitted Liens. The execution, delivery or performance of the Loan Documents required to be delivered by the Borrower hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

6.9. Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the Borrower’s knowledge, threatened against or affecting the Borrower or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Borrower and/or would cause a Material Adverse Financial Change of the Borrower or materially impair the Borrower’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 6.9 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

6.10. Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the Borrower under any of the Loan Documents or any other document to which the Borrower is a party.

6.11. Investment Company Act of 1940. The Borrower is not and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

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6.12. Public Utility Holding Company Act. The Borrower is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.

6.13. Regulation U. The proceeds of the Borrowings will not be used, directly or indirectly, in a manner which would cause the Facility to be treated as a “Purpose Credit.”

6.14. No Material Adverse Financial Change. To the best knowledge of the Borrower, there has been no Material Adverse Financial Change in the condition of the Borrower since the date of the financial and/or operating statements most recently submitted to the Lenders.

6.15. Financial Information. All financial statements furnished to the Lenders by or at the direction of the Borrower and all other financial information and data furnished by the Borrower to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Borrower as of such date. The Borrower has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

6.16. Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Lenders will be, true and accurate (taken as a whole) in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

6.17. ERISA. (i) The Borrower is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

6.18. Taxes. All required Federal, state and other material tax returns have been filed by the Borrower with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

6.19. Environmental Matters. Except as disclosed in Schedule 6.19, each of the following representations and warranties is true and correct except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

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(i) To the knowledge of the Borrower, the Properties of the Borrower, its Subsidiaries, and Investment Affiliates do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability under, Environmental Laws.

(ii) The Borrower has not received any written notice alleging that any or all of the Properties of the Borrower and its Subsidiaries and Investment Affiliates and all operations at the Properties are not currently in compliance with all applicable Environmental Laws. Further, the Borrower has not received any written notice alleging the current existence of any contamination at or under such Properties in amounts or concentrations which constitute a violation of any Environmental Law, or any violation of any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries or Investment Affiliates is or could be liable.

(iii) Neither the Borrower nor any of its Subsidiaries or Investment Affiliates has received any written notice of current non-compliance, liability or potential liability regarding Environmental Laws with regard to any of the Properties, nor does it have knowledge that any such notice will be received or is being threatened.

(iv) To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been transported or disposed of from the Properties of the Borrower and its Subsidiaries and Investment Affiliates in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrower, any Subsidiary, or any Investment Affiliate under, Environmental Laws, nor during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of such Properties in violation of, or in a manner that could give rise to liability of the Borrower, any Subsidiary or any Investment Affiliate under, any applicable Environmental Laws.

(v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower, any of its Subsidiaries, or any Investment Affiliate, is named as a party with respect to the Properties of such entity, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries, or any Investment Affiliate is or could be liable.

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(vi) To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties of the Borrower and its Subsidiaries and Investment Affiliates, or arising from or related to the operations of such entity in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

6.20. Insurance. The Borrower maintains insurance on its properties consistent with the insurance maintained by other institutional owners of similar properties.

6.21. No Brokers. The Borrower has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under the Borrower in connection with the Facility.

6.22. No Violation of Usury Laws. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

6.23. Not a Foreign Person. The Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

6.24. No Trade Name. Except for the name “First Industrial,” and except as otherwise set forth on Schedule 6.24 attached hereto, the Borrower does not use any trade name and has not and does not do business under any name other than their actual names set forth herein. The principal place of business of the Borrower is as stated in the recitals hereto.

6.25. Subsidiaries. Schedule 6.25 hereto contains an accurate list of all of the presently existing Subsidiaries of the Borrower, setting forth the percentage of their respective Capital Stock owned by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

6.26. Unencumbered Assets. Schedule 6.26 hereto contains a complete and accurate description of Unencumbered Assets as of September 30, 2017 and as supplemented from time to time including the entity that owns each Unencumbered Asset. With respect to each Project identified from time to time as an Unencumbered Asset, the Borrower hereby represents and warrants as follows except to the extent disclosed in writing to the Lenders and approved by the Required Lenders (which approval shall not be unreasonably withheld) or except to the extent the failure of such representation and warranty to be true would not materially adversely affect the use and operation of such Project for its intended use or its marketability or value:

(a) No portion of any improvement on the Unencumbered Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, the Borrower has obtained and will maintain the insurance prescribed in Section 6.20 hereof.

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(b) To the Borrower’s knowledge, the Unencumbered Asset and the present use and occupancy thereof are in material compliance with all Applicable Laws (including all Environmental Laws).

(c) The Unencumbered Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Unencumbered Asset has accepted or is equipped to accept such utility service.

(d) All public roads and streets necessary for service of and access to the Unencumbered Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

(e) The Unencumbered Asset is served by public water and sewer systems or, if the Unencumbered Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws with respect to such alternate systems.

(f) The Borrower is not aware of any latent or patent structural or other significant deficiency of the Unencumbered Asset. The Unencumbered Asset is free of damage and waste that would materially and adversely affect the value of the Unencumbered Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. The Unencumbered Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of the Borrower threatened condemnation proceedings affecting the Unencumbered Asset, or any material part thereof.

(g) To the Borrower’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Unencumbered Asset are in a good and safe condition and repair and to the Borrower’s knowledge, in material compliance with all Applicable Laws with respect to such systems.

(h) All improvements on the Unencumbered Asset lie within the boundaries and building restrictions of the legal description of record of the Unencumbered Asset, no such improvements encroach upon easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset and no improvements on adjoining properties encroach upon the Unencumbered Asset or easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset. All amenities, access routes or other items that materially benefit the Unencumbered Asset are under direct control of the Borrower, constitute permanent easements that benefit all or part of the Unencumbered Asset or are public property, and the Unencumbered Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

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(i) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Unencumbered Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.

(j) The Unencumbered Asset satisfies each of the requirements for an Unencumbered Asset as set forth in the definition thereof.

A breach of any of the representations and warranties contained in this Section 6.26 with respect to a Project shall disqualify such Project from being an Unencumbered Asset for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default (unless the elimination of such Property as an Unencumbered Asset results in a Default under one of the other provisions of this Agreement).

6.27. Anti-Corruption Laws and Sanctions.

None of the Borrower or any of its Subsidiaries, nor, to the knowledge of the Borrower, any of the directors, officers, employees or agents of the Borrower or of any of its Subsidiaries (i) is a Sanctioned Person, or (ii) to the knowledge of the Borrower, except as may be disclosed by the Borrower to the Administrative Agent from time to time, derives any of its assets or operating income from investments in or transactions with any Sanctioned Person. The Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective officers, directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan, use of the proceeds of any Loan, or other transactions contemplated hereby will violate (x) Anti-Corruption Laws or (y) any Sanctions applicable to any party hereto. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

The Borrower agrees that all of its representations and warranties set forth in Article VI of this Agreement and elsewhere in this Agreement are true as of the effective date of the Second Amendment to Unsecured Term Loan Agreement, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon the date of each request for disbursement of a Borrowing, provided that the Borrower shall only be obligated to update any Schedules referred to in this Article VI and the financial statements required under Section 8.2(i) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

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6.28. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

ARTICLE VII.

ADDITIONAL REPRESENTATIONS AND WARRANTIES

The General Partner hereby represents and warrants to the Lenders that:

7.1. Existence. The General Partner is a corporation duly organized and existing under the laws of the State of Maryland, with its principal place of business in the State of Illinois, is duly qualified as a foreign corporation and properly licensed (if required) and in good standing in each jurisdiction where the failure to qualify or be licensed (if required) would constitute a Material Adverse Financial Change with respect to the General Partner or have a Material Adverse Effect on the business or properties of the General Partner.

7.2. Corporate Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the General Partner hereunder are within the corporate powers of the General Partner, have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any organizational instruments of the General Partner, or any instrument or agreement to which the General Partner is a party or by which the General Partner or any of its assets is bound or affected.

7.3. Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by the General Partner hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

7.4. Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

7.5. Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the General Partner which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

7.6. Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the General Partner, as the general partner of the Borrower, enforceable against the General Partner in accordance with its respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

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7.7. Liens; Consents. The execution, delivery or performance of the Loan Documents required to be delivered by the General Partner hereunder will not result in the creation of any Lien on the Properties other than in favor of the Lenders. No consent to the transactions hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

7.8. Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the General Partner’s knowledge, threatened against or affecting the General Partner or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the General Partner and/or would cause a Material Adverse Financial Change with respect to the General Partner or materially impair the General Partner’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 7.8 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

7.9. Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the General Partner under any of the Loan Documents or any other document to which the General Partner is a party.

7.10. Investment Company Act of 1940. The General Partner is not, and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

7.11. Public Utility Holding Company Act. The General Partner is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.

7.12. No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the General Partner since the last date on which the financial and/or operating statements were submitted to the Lenders.

7.13. Financial Information. All financial statements furnished to the Lenders by or on behalf of the General Partner and all other financial information and data furnished by or on behalf of the General Partner to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the General Partner as of such date. The General Partner has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

7.14. Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the General Partner to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the General Partner to the Lenders will be, true and accurate in all material respects (taken as a whole) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

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7.15. ERISA. (i) The General Partner is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

7.16. Taxes. All required Federal, state and other material tax returns have been filed by the General Partner with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

7.17. No Brokers. The General Partner has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the General Partner shall indemnify, defend and hold Lender harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lender as a result of claims made or actions instituted by any broker or Person claiming by, through or under the General Partner in connection with the Facility.

7.18. Subsidiaries. Schedule 7.18 hereto contains an accurate list of all of the presently existing Subsidiaries of the General Partner, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by it or its Subsidiaries and the Properties owned by them. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

7.19. Status. General Partner is a corporation listed and in good standing on a national securities exchange and is currently qualified as a real estate investment trust under the Code.

7.20. Anti-Corruption Laws and Sanctions. None of the General Partner, the Borrower, any of the other Subsidiaries of the General Partner, or, to the knowledge of the General Partner, any other Affiliate of the General Partner or any of their respective directors, officers, employees or agents: (i) is a Sanctioned Person; or (ii) to the knowledge of the General Partner, except as may be disclosed by the General Partner to the Administrative Agent from time to time, derives any of its assets or operating income from investments in or transactions with any Sanctioned Person. The General Partner and its Affiliates and, to the knowledge of the General Partner, their respective officers, directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan, use of the proceeds of any Loan, or other transactions contemplated hereby will violate (x) Anti-Corruption Laws or (y) any Sanctions applicable to any party hereto. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

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The General Partner agrees that all of its representations and warranties set forth in Article VII of this Agreement and elsewhere in this Agreement are true as of the effective date of the Second Amendment to Unsecured Term Loan Agreement, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of a Borrowing, provided that the General Partner shall only be obligated to update any Schedules referred to in this Article VII and the financial statements required under Section 8.2(i) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

ARTICLE VIII.

AFFIRMATIVE COVENANTS

The Borrower (and the General Partner, if expressly included in Sections contained in this Article) covenant and agree that so long as the Term Loan Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents each will:

8.1. Notices. Promptly give written notice to Administrative Agent (who will promptly send such notice to Lenders) of:

(a) all litigation or arbitration proceedings affecting the Borrower, the General Partner or any Subsidiary where the amount claimed is $25,000,000 or more;

(b) any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;

(c) all claims filed against any property owned by the Borrower or the General Partner which, if adversely determined, could have a Material Adverse Effect on the ability of the Borrower or the General Partner to meet any of their obligations under the Loan Documents;

(d) the occurrence of any other event which might have a Material Adverse Effect or cause a Material Adverse Financial Change on or with respect to the Borrower or the General Partner;

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(e) any Reportable Event or any “prohibited transaction” (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of the Borrower or the General Partner to repay any of its obligations under the Loan Documents, describing the nature of each such event and the action, if any, the Borrower or the General Partner, as the case may be, proposes to take with respect thereto;

(f) any notice from any Federal, state, local or foreign authority regarding any Hazardous Material, asbestos, or other environmental condition, proceeding, order, claim or violation affecting any of the Properties where such condition, proceeding, order, claim or violation would reasonably be expected to result in a liability to the Borrower, the General Partner or any Subsidiary in an amount, individually or in the aggregate, of $50,000,000 or more.

8.2. Financial Statements, Reports, Etc.. The Borrower and the General Partner each shall maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and shall furnish to the Administrative Agent (and the Administrative Agent shall thereafter promptly furnish to the Lenders):

(i) quarterly financial statements (including a balance sheet, income statement, and cash flow statement) and related reports in form and substance satisfactory to the Lenders not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending September 30, 2015), and not later than ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2015), annual audited financial statements, audited by an accounting firm as reasonably approved by Administrative Agent (which audit report shall be without a “going concern” or like qualification or exception), provided, however, Administrative Agent shall only have the right to approve such accounting firm if the accounting firm is not a big 4 accounting firm, all certified by the Borrower’s or the General Partner’s, as applicable, chief financial officer, chief accounting officer or controller, calculation of the financial covenants described below, a description of Unencumbered Assets, a listing of capital expenditures (in the level of detail as currently disclosed in the Borrower’s “Supplemental Information”), a report listing and describing all newly acquired Properties, including their cash flow, cost and secured or unsecured Indebtedness assumed in connection with such acquisition, if any, summary Property information for all Properties, including, without limitation, their Property Operating Income, occupancy rates, square footage, property type and date acquired or built, and such other information as may be requested to evaluate the quarterly compliance certificate delivered as provided below;

(ii) copies of all Form 10-Ks, 10-Qs, 8-Ks, and any other public information filed with the Securities Exchange Commission by the Borrower or the General Partner once a quarter simultaneously with delivering the compliance certificate described below, along with any other materials distributed to the shareholders of the General Partner or the partners of the Borrower from time to

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time, including a copy of the General Partner’s annual report; provided that, to the extent any of such reports contains information required under the other subsections of this Section 8.2, the information need not be furnished separately under the other subsections; provided, further that the Borrower may comply with this Section 8.2(ii) by posting or causing to be posted, the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(iii) not later than forty-five (45) days after the end of the first three fiscal quarters (commencing with the fiscal quarter ending September 30, 2015), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2015), a report certified by the entity’s chief financial officer, chief accounting officer or controller, containing Property Operating Income from individual properties owned by the Borrower or a Wholly-Owned Subsidiary and included as Unencumbered Assets.

(iv) Not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending September 30, 2015), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2015), a compliance certificate in substantially the form of Exhibit H hereto signed by the Borrower’s chief financial officer, chief accounting officer or controller confirming that the Borrower is in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that to such officer’s best knowledge, there is no other Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

(v) As soon as possible and in any event within ten (10) Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and within twenty (20) days after such Reportable Event, a statement signed by such chief financial officer describing the action which the Borrower proposes to take with respect thereto; and (b) within ten (10) Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to the Borrower or any member of the Controlled Group in excess of $100,000; and (c) within ten (10) Business Days of filing, any Form 5500 filed by the Borrower with respect to a Plan, or any member of the Controlled Group which includes a qualified accountant’s opinion;

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(vi) As soon as possible and in any event within thirty (30) days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries or Investment Affiliates, which, in either case, could be reasonably likely to have a Material Adverse Effect;

(vii) Not later than ninety (90) days after the end of each fiscal year, a balance sheet and cash flow projection for the current fiscal year based on future plans, expectations and strategies of the Borrower and the General Partner; provided that all of the parties hereto acknowledge and agree that the foregoing shall (A) be based on certain assumptions of the Borrower; (B) only reflect the Borrower’s outlook as of the date that the Borrower delivers the same; and (C) not be deemed to be a prediction of any results or the actual effect of future plans or strategies of the Borrower;

(viii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished; provided, further that the Borrower may comply with this Section 8.2(viii) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(ix) Promptly upon the distribution thereof to the press or the public, copies of all press releases; provided, further that the Borrower may comply with this Section 8.2(ix) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(x) Promptly upon receipt thereof, notices with respect to the ratings for the Borrower’s or the General Partner’s long-term, senior unsecured debt, the effect of which may be to change the Base Rate Applicable Margin and/or the LIBOR Applicable Margin;

(xi) As soon as possible, and in any event within ten (10) days after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any Unencumbered Asset, a statement signed by the Chief Financial Officer of the Borrower, describing such fire, casualty or condemnation and the action the Borrower intends to take with respect thereto; and

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(xii) Such other information (including, without limitation, non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

8.3. Existence and Conduct of Operations. Except as permitted herein, maintain and preserve its existence and all rights, privileges and franchises now enjoyed and necessary for the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated. The Borrower and the General Partner shall carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted. The Borrower will do, and will cause each of its Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation, except and to the extent that the Borrower determines that causing any of its Subsidiaries (other than any Loan Party) to remain duly incorporated and/or duly qualified, validly existing and in good standing is not in the best interests of the Borrower and such failure to remain duly incorporated and/or qualified, validly existing and in good standing could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain all requisite authority to conduct its business in each jurisdiction in which the Properties are located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted, and, specifically, neither the Borrower nor its Subsidiaries will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial/warehouse properties and business activities ancillary, incidental or otherwise reasonably related thereto.

8.4. Maintenance of Properties. Maintain, preserve, protect and keep the Properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

8.5. Insurance. Upon request of the Administrative Agent, provide a certificate of insurance from all insurance carriers who maintain policies with respect to the Properties within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 6.20 hereof is in full force and effect. The Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. The Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Administrative Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to the Properties, requires such notification.

8.6. Payment of Obligations. Pay and discharge when due (i) all Federal, state and other material taxes, assessments, governmental charges and (ii) all other obligations which, if unpaid, would by law become a Lien upon its property, except, in the case of each of clauses (i) and (ii), such as may be contested in good faith or as to which a bona fide dispute may exist, and for which adequate reserves have been provided in accordance with sound accounting principles used by the Borrower on the date hereof.

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8.7. Compliance with Laws. Comply in all material respects with all Applicable Laws, rules, regulations, orders and directions (including, without limitation, Anti-Corruption Laws and Sanctions) of any governmental authority having jurisdiction over the Borrower, the General Partner, or any of their respective businesses.

8.8. Adequate Books. Maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice to inspect and audit the properties of the Borrower and of the Consolidated Operating Partnership, and to examine or audit the inventory, books, accounts and records of each of them and make copies and memoranda thereof.

8.9. ERISA. Comply in all material respects with all requirements of ERISA applicable to it with respect to each Plan.

8.10. Maintenance of Status. The General Partner shall at all times (i) remain as a corporation listed and in good standing on a national securities exchange, and (ii) take all steps to maintain the General Partner’s status as a real estate investment trust in compliance with all applicable provisions of the Code.

8.11. Use of Proceeds. Use the proceeds of the Facility for the general business purposes of the Borrower, including without limitation working capital needs, closing costs, interim funding for property acquisitions and construction of new industrial properties, and/or payment of other debts and obligations of the Borrower.

8.12. Distributions. Provided there is no declared Monetary Default then existing and provided there is not an Event of Default relating to a breach of the financial covenants contained in Section 9.7 below, the Borrower may make distributions to the General Partner and the General Partner may make distributions to its shareholders. Notwithstanding the foregoing, the Borrower shall be permitted to make distributions to the General Partner and the General Partner shall be permitted at all times to make distributions of whatever amount is necessary to maintain its tax status as a real estate investment trust.

8.13. Guarantors. To the extent any Person executes and delivers a guaranty of, or otherwise becomes obligated in respect of, the Indebtedness of the Parent or the Borrower under the Existing Revolving Credit Agreement, the Borrower shall, within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) cause such Person to deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) a Guaranty executed by such Person substantially similar to the form of guaranty delivered by such Person with respect to the Existing Revolving Credit Agreement and (b) to the extent reasonably requested by the Administrative Agent, supporting documentation comparable in scope and type to any supporting documentation delivered by such Person with respect to the Existing Revolving Credit Agreement.

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ARTICLE IX.

NEGATIVE COVENANTS

The Borrower covenants and agrees that, so long as the Term Loan Commitment shall remain available and until full and final payment of all Obligations incurred under the Loan Documents, without the prior written consent of either all of the Lenders pursuant to Section 14.13(b)(iii) or the consent of the Required Lenders in all other cases, it will not, and the General Partner will not and, in the case of Sections 9.9, the Borrower’s Subsidiaries will not:

9.1. Change in Business. Engage in any business if, as a result, the general nature of the business in which the Borrower and the General Partner, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Borrower and the General Partner, taken as a whole, are engaged on the Closing Date.

9.2. Change of Management of Properties. Change the management of the Properties, except that (a) any Affiliate of the Borrower or the General Partner shall be permitted to manage any of the Properties and (b) the Borrower, the General Partner or any of their Subsidiaries may engage and/or replace third-party property managers with respect to any Property, provided that the aggregate book value of all Properties at any one time under third-party management shall not exceed 30% of the aggregate book value of all of the Properties at such time.

9.3. Change of Borrower Ownership. Without the consent of the Required Lenders, allow (i) the General Partner to own less than fifty-one percent (51%) of the partnership interests in the Borrower, (ii) the Borrower to be controlled by a Person other than the General Partner, (iii) a Change in Control to occur, or (iv) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower. If any of the foregoing occurs with the consent of the Required Lenders, each non-consenting Lender shall have the option to demand repayment of any outstanding Obligations due to such Lender prior to or concurrent with the occurrence of any of the foregoing events. Upon any Lender’s demand in accordance with the foregoing provision, the Borrower shall repay any outstanding Obligations due to such Lender prior to or concurrently with the occurrence of any of the foregoing events.

9.4. Use of Proceeds. Apply or permit to be applied any proceeds of any Borrowing directly or indirectly, to the funding of any purchase of, or offer for, any share of capital stock of any publicly held corporation unless the board of directors of such corporation has consented to such offer prior to any public announcements relating thereto and all of the Lenders have consented to such use of the proceeds of the Facility. The Borrower shall not request any Loan, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in any European Union member state or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

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9.5. Liens. Create, incur, or suffer to exist (or permit any of its Subsidiaries to create, incur, or suffer to exist) any Lien in, of or on the Property of any member of the Consolidated Operating Partnership other than:

(i) Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

(ii) Liens which arise by operation of law, such as carriers’, warehousemen’s, landlords’, materialmen and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(iii) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv) Utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;

(v) Liens of any Subsidiary in favor of the Borrower or the General Partner; and

(vi) So long as immediately prior to the creation, assumption or incurring of such Lien, and immediately thereafter, no Default or Event of Default would be in existence, Liens on Properties securing Indebtedness not prohibited hereunder.

Liens permitted pursuant to this Section 9.5 shall be deemed to be “Permitted Liens”.

9.6. Regulation U. Use the proceeds of the Loans for any other purpose than as provided for in Section 8.11 and Section 9.4 hereof. No part of the proceeds of any Loan will be used, whether directly or indirectly for any purpose that entails a violation of any of the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. The proceeds will not be used in a manner which would cause the Facility to be treated as a “Purpose Credit.”

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9.7. Indebtedness and Cash Flow Covenants. Permit or suffer:

(a) as of the last day of any fiscal quarter, the ratio of (A) the sum of (1) EBITDA of the Consolidated Operating Partnership plus (2) interest income (other than any interest income from assets being used to support Defeased Debt) to (B) the sum of (1) Debt Service plus, without duplication, (2) all payments on account of preferred stock or preferred partnership units of any member of the Consolidated Operating Partnership for such quarter plus (3) all Ground Lease Payments due from any member of the Consolidated Operating Partnership to the extent not deducted as an expense in calculating EBITDA of the Consolidated Operating Partnership (the “Fixed Charge Coverage Ratio”), to be less than (i) 1.50 to 1.0 from the Agreement Execution Date through the Maturity Date, with all such calculations in clauses (A) and (B) above based on the results of the four (4) consecutive fiscal quarters then ended;

(b) as of the last day of any fiscal quarter, the Consolidated Leverage Ratio to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2 (iv), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Consolidated Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Consolidated Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase a “Consolidated Leverage Ratio Increase Period”), provided that (i) no more than two (2) Consolidated Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Consolidated Leverage Ratio Increase Periods shall be non-consecutive;

(c) as of the last day of any fiscal quarter, the ratio of outstanding Consolidated Senior Unsecured Debt to Value of Unencumbered Assets (such ratio, the “Unencumbered Leverage Ratio”) to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2 (iv), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Unencumbered Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase, an “Unencumbered Leverage Ratio Increase Period”), provided further that (i) no more than two (2) Unencumbered Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Unencumbered Leverage Ratio Increase Periods shall be non-consecutive;

(d) as of the last day of any fiscal quarter, Consolidated Secured Debt to exceed 40% of Implied Capitalization Value of the Consolidated Operating Partnership; or

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(e) as of the last day of any fiscal quarter, the ratio of (A) Property Operating Income from Unencumbered Assets that are not Assets Under Development for such fiscal quarter to (B) interest expense on all Consolidated Senior Unsecured Debt for such fiscal quarter to be less than (x) 1.75 to 1.0 from the Agreement Execution Date through the Maturity Date.

The foregoing covenants set forth in paragraphs (c) and (e) above shall be tested at the end of each fiscal quarter (for the applicable reporting period), on a pro-forma basis at the time of each Borrowing under the Facility (using the latest quarterly financial statements then available and taking into account the proposed Borrowing), and on a pro-forma basis upon any Asset Sale or incurrence of any Indebtedness by the Consolidated Operating Partnership (using the latest quarterly financial statements then available and taking into account the proposed incurrence of Indebtedness). To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants. All financial computations required under this Section 9.7 shall be made in accordance with GAAP as in effect on the Agreement Execution Date.

9.8. Change of Control; Mergers and Dispositions. Enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a substantial portion of its properties, except for: such transactions that occur between wholly owned Subsidiaries; transactions where the Borrower and the General Partner are the surviving entities and there is no change in business conducted, loss of an Investment Grade Rating or Change in Control, and no Default or Event of Default under the Loan Documents results from such transaction; or as otherwise approved in advance by the Lenders. To the extent not reported on General Partner’s Form 8-K filings, the Borrower will notify the Administrative Agent (who will promptly notify Lenders) of any single event acquisition (whether individually or consummated as a series of related acquisitions pursuant to documentation closed concurrently), disposition, merger or asset purchase involving assets valued in excess of 25% of the Consolidated Operating Partnership’s then current Market Value Net Worth and certify compliance with covenants after giving effect to such proposed acquisition, disposition, merger, or asset purchase.

9.9. Negative Pledge. The Borrower agrees that throughout the term of this Facility, no “negative pledge” on any Project then included in Unencumbered Assets restricting the Borrower’s (or wholly owned Subsidiary’s) right to sell or encumber such Project shall be given to any other lender or creditor other than a Permitted Negative Pledge or, if such a “negative pledge” is given, the Project affected shall be immediately excluded from Unencumbered Assets.

ARTICLE X.

DEFAULTS

The occurrence of any one or more of the following events shall constitute an Event of Default:

10.1. Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

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10.2. Certain Covenants. The Borrower, the General Partner and/or Consolidated Operating Partnership, as the case may be, is not in compliance with any one or more of Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, or 9.9 hereof.

10.3. Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of five (5) days after the date such payment is due.

10.4. Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes liability under Guaranties) of the Borrower or the General Partner, singly or in the aggregate, in excess of Seventy-Five Million Dollars ($75,000,000), other than (i) Indebtedness arising from the purchase of personal property or the provision of services, the amount of which is being contested by the Borrower or (ii) Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property.

10.5. Loan Documents. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

10.6. Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Articles VI or VII of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or the General Partner to the Lenders or the Administrative Agent is not true and correct in any material respect.

10.7. Covenants, Agreements and Other Conditions. The Borrower or the General Partner fails to perform or observe any of the other covenants, agreements and conditions contained in Articles VIII and IX (except for Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, or 9.9 hereof) and elsewhere in this Agreement or any of the other Loan Documents in accordance with the terms hereof or thereof, not specifically referred to herein, and such Default continues unremedied for a period of thirty (30) days after written notice from Administrative Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty (30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower or the General Partner, as the case may be, has commenced a cure within such thirty day period and (ii) thereafter, the Borrower or the General Partner, as the case may be, is proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty (60) days after the expiration of such thirty (30) day period.

10.8. No Longer General Partner. The General Partner shall no longer be the sole general partner of the Borrower.

10.9. Material Adverse Financial Change. The Borrower or the General Partner has suffered a Material Adverse Financial Change or is Insolvent.

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10.10. Bankruptcy.

(a) The General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due. As used herein, the term “Equity Value” of a Subsidiary shall mean the lesser of: (1) Property Operating Income of such Subsidiary’s Properties owned as of the Agreement Execution Date capitalized at a 6.5% rate, less any Indebtedness of such Subsidiary; or (2) the appraised value of any of such Subsidiary’s Properties, less any Indebtedness of such Subsidiary.

(b) A receiver, trustee, examiner, liquidator or similar official shall be appointed for (i) the General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership or (ii) all or substantially all of the Consolidated Operating Partnership’s Properties.

(c) A proceeding described in Section 10.10(a)(iv) shall be instituted against the General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership, and such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

10.11. Legal Proceedings. The Borrower or the General Partner is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Properties by any governmental department, office or agency, which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy the same within ninety (90) days after the occurrence thereof.

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10.12. ERISA. The Borrower or the General Partner is deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

10.13. Change in Control. A Change in Control has occurred.

10.14. Failure to Satisfy Judgments. The General Partner, the Borrower or any of its Subsidiaries shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money (other than with respect to any Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property) in an amount which, when added to all other judgments or orders outstanding against the General Partner, the Borrower or any Subsidiary would exceed Seventy-Five Million Dollars ($75,000,000) in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith, unless the liability is insured against and the insurer has not challenged coverage of such liability.

10.15. Environmental Remediation. Failure to remediate (or pursue the remediation process with due diligence and good faith) within the time period required by law or governmental order, (or within a reasonable time in light of the nature of the problem if no specific time period is so established), environmental problems in violation of Applicable Law related to Properties of the Borrower and/or its Subsidiaries where the estimated cost of remediation is in the aggregate in excess of Seventy-Five Million Dollars ($75,000,000), in each case after all administrative hearings and appeals have been concluded.

ARTICLE XI.

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

11.1. Acceleration. If any Event of Default described in Section 10.10 hereof occurs, or the Borrower or the General Partner becomes Insolvent, the Term Loan Commitments and obligation of the Lenders to make Borrowings hereunder shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. If any other Event of Default described in Article X hereof occurs and is continuing, the Administrative Agent, with the consent of the Required Lenders, may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Term Loan Commitments, and thereupon the Term Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

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11.2. Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Borrowing notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Borrowing shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the Obligations have been paid in full.

ARTICLE XII.

THE ADMINISTRATIVE AGENT

12.1. Appointment. Wells Fargo Bank, National Association is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article XII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

12.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

12.3. General Immunity. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own Gross Negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and non-appealable judgment.

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12.4. No Responsibility for Loans, Recitals, etc.. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. Except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

12.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

12.6. Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys in fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys in fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document. Without limitation of the extent of any liability any Lender may otherwise have pursuant to this Agreement, the Administrative Agent shall have no liability for any action taken or omitted in good faith as a result of advice of counsel.

12.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of outside counsel selected by the Administrative Agent.

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12.8. Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower (and without limiting the obligation of the Borrower to do so) for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other reasonable expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by the Borrower (and without limiting the obligation of the Borrower to do so), and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent (in its capacity as Administrative Agent and not as a Lender) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the Gross Negligence or willful misconduct of the Administrative Agent as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Required Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute Gross Negligence or willful misconduct for purposes of this Section. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any indemnifiable amount set forth in Section 12.8(i), (ii) or (ii) following payment by any Lender to the Administrative Agent in respect of any such indemnifiable amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

12.9. Rights as a Lender. With respect to its Term Loan Commitment, Borrowings made by it and any Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Each of the Lenders acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender.

12.10. [Reserved].

12.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

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12.12. Successor Administrative Agent. The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice.

12.13. Notice of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

12.14. Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall, or, in the case of any request for consent or approval that is subject to Section 14.13(a) or (b), shall use commercially reasonable efforts to, respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period, but in no event less than five (5) Business Days for responses based on Administrative Agent’s good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent provided that the request for approval states the time by which a response is needed before approval is deemed given. Solely with respect to any request for consent or approval that is subject to Section 14.13(c), if the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.

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12.15. Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within fifteen (15) Business Days following receipt, copies of all financial statements, certificates and notices received regarding the General Partner’s ratings except to the extent such items are required to be furnished directly to the Lenders by the Borrower hereunder. Within fifteen (15) Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

12.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then to the extent permitted by Applicable Law, the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11.1 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.20(b) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, [reserved]; third, [reserved]; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth,[reserved]; sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such Loans were made at a time when the conditions set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their respective Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

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(c) [Reserved]

(d) [Reserved]

(e) [Reserved]

(f) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon such Lender will cease to be a Defaulting Lender; provided that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

12.17. Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles XII and XIV.

12.18. Managing Agents, Syndication Agent, etc.. Neither any of the Lenders identified in this Agreement as a “managing agent” nor the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 12.11.

ARTICLE XIII.

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

13.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 13.3, and (iii) any transfer by Participation must be made in compliance with Section 13.2. Any attempted assignment or transfer by any party not made in compliance with this Section 13.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 13.3. The parties to this Agreement acknowledge that clause (ii) of this Section 13.1 relates only to absolute assignments and this Section 13.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note

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to a Federal Reserve Bank or other central banking authority or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 13.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 13.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

13.2. Participations.

13.2.1 Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, any Defaulting Lender, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Term Loan Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

13.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Term Loan Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 14.13 or of any other Loan Document.

13.2.3 Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 14.15(a) in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the

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Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 14.15(a) with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 14.15(a), agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 14.15(b) as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.2, 4.4 and 4.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 4.1, 4.2, 4.4 or 4.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 4.5 to the same extent as if it were a Lender.

13.2.4 Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

13.3. Assignments; Consents. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

13.3.1 Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of an assigning Lender’s Term Loan Commitment and the Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

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(B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Term Loan Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Term Loan Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Term Loan Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000, then such assigning Lender shall assign the entire amount of its Term Loan Commitment and the Loans at the time owing to it.

13.3.2 Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Term Loan Commitment assigned.

13.3.3 Required Consents. No consent shall be required for any assignment except to the extent required by Section 13.3.1(B) and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Term Loan Commitment or a Loan if such assignment is to a Person that is not already a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender.

13.3.4 Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500 for each assignment, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the Assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate.

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13.3.5 No Assignment to Borrower or Defaulting Lender. No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) any Defaulting Lender.

13.3.6 No Assignment to Natural Persons. No such assignment shall be made to a natural person or a holding company, investment vehicle or trust for, or owned and granted for the primary benefit of, a natural Person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 13.4, from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.8 and 14.6 and the other provisions of this Agreement and the other Loan Documents that survive the termination hereof and thereof with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.2.

13.4. Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

13.5. [Reserved].

13.6 Confidentiality. Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed

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Eligible Assignee, Participant or other transferee in connection with a potential transfer of any Term Loan Commitment, Loan or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document or any action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Borrower or the General Partner, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, the General Partner, any Subsidiary or Affiliate of the Borrower relating to the Borrower, the General Partner or any of their Affiliates or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower, provided that, in the case of any such information received from the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

13.7 Tax Treatment. If any interest in any Loan Document is transferred to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.5(iv).

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ARTICLE XIV.

GENERAL PROVISIONS

14.1. Survival of Representations. All representations and warranties contained in this Agreement shall survive delivery of the Notes and the making of the Borrowings herein contemplated.

14.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

14.3. Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

14.4. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

14.5. No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

14.6. Expenses; Indemnification. Subject to the provisions of this Agreement, the Borrower will pay (a) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Arranger (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel) in connection with the preparation, execution and delivery of this Agreement, the Notes, the Loan Documents and any other agreements or documents referred to herein or therein and any amendments thereto, (b) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel to the Administrative Agent and the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes, the Loan Documents or any other agreement or document referred to herein or therein, and (c) all reasonable and customary costs and expenses of periodic audits by the Administrative Agent’s personnel of the Borrower’s books and records provided that prior to an Event of Default, the Borrower shall be required to pay for only one such audit during any year. The Borrower further agrees to indemnify the Lenders, their Affiliates, and their respective directors, officers, employees, agents and advisors (each, an “Indemnified Party”) against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Indemnified Party is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Borrowing hereunder, except that the foregoing indemnity shall not apply to any Indemnified Party to the extent that any losses, claims, etc. are determined by a court of competent jurisdiction by a final

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and non-appealable judgment to have resulted from such Indemnified Party’s Gross Negligence or willful misconduct. In the case of an investigation, litigation or proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or the General Partner or the Borrower’s or the General Partner’s equity holders or creditors or an Indemnified Party is otherwise party thereto. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

14.7. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

14.8. Nonliability of the Lenders. The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. The Lenders shall not have any fiduciary responsibilities to the Borrower. The Lenders undertake no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Moreover, none of the Administrative Agent or any Lender shall be liable to the Borrower or any other parties. None of the Administrative Agent or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any fee letter delivered in connection herewith, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

14.9. Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

14.10. Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

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14.11. Waiver of Jury Trial. THE BORROWER, THE GENERAL PARTNER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

14.12. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents. Any assignee or transferee of rights or obligations hereunder or under the Notes agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

14.13. Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, the General Partner, Administrative Agent, and Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Administrative Agent if the rights or duties of Administrative Agent are affected thereby, and

(a) each of the Lenders adversely affected thereby if such amendment or waiver:

(i) subject to clause (d) below, reduces or forgives any payment of principal or interest on the Obligations or any fees (including the Prepayment Premium pursuant to Section 2.24(c)) payable by the Borrower to such Lender hereunder; or

(ii) postpones the date fixed for any payment of principal of or interest on the Obligations or any fees (including the Prepayment Premium pursuant to Section 2.24(c)) payable by the Borrower to such Lender hereunder; or

(iii) increases the amount of such Lender’s Term Loan Commitment or the unpaid principal amount of such Lender’s Loan (other than pursuant to an assignment permitted under Section 13.3); or

(iv) extends the Maturity Date; or

(v) modifies or waives all or any portion of Section 2.20;

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(b) all of the Lenders if such amendment or waiver:

(i) releases or limits the liability of the General Partner under the Loan Documents; or

(ii) changes the definition of Required Lenders, or modifies any requirement for consent by each of the Lenders; or

(iii) modifies or waives the second and third sentences of Section 9.3 hereof;

(c) the Required Lenders, to the extent expressly provided for herein and in the case of all other waivers or amendments if no percentage of Lenders is specified herein; or

(d) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 4.3(ii) in accordance with the terms of Section 4.3(ii).

14.14. Dealings with the Borrower. The Lenders and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the General Partner or any of their Affiliates regardless of the capacity of the Lenders hereunder.

14.15. Set-Off.

(a) Subject to Section 2.20 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time, or from time to time while, an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Required Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.1, and although such Obligations shall be contingent or unmatured.

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(b) Each Lender agrees that if it shall, by exercising any right of set off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Loan held by it (other than payments received pursuant to Sections 4.1, 4.2, 4.3 and 4.5) which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Loan held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or fees with respect to the Loans held by the Lenders shall be shared by the Lenders pro rata according to their respective Percentages.

14.16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and each of the Lenders shown on the signature pages hereof.

14.17. Patriot Act CIP Notice. Each Lender hereby notifies the Borrower and the General Partner that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act), it is from time to time required to obtain, verify and record information that identifies the Borrower and the General Partner, which information includes the name and address of the Borrower and the General Partner and other information that will allow such Lender to identify the Borrower and the General Partner in accordance with the Act.

14.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

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(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

ARTICLE XV.

NOTICES

15.1. Giving Notice; Electronic Delivery. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

To the Borrower:

First Industrial, L.P.

c/o First Industrial Realty Trust, Inc.

311 South Wacker Drive

Suite 4000

Chicago, Illinois 60606

Attention: Mr. Scott Musil

Telecopy: (312) 895-9380

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To the General Partner:

First Industrial Realty Trust, Inc.

311 South Wacker Drive

Suite 3900

Chicago, Illinois 60606

Attention: Scott A. Musil

Telecopy: (312) 922-9851

Each of the above with a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison

39th Floor

Chicago, Illinois 60606

Attention: Suzanne Bessette-Smith and Matthew A. Jackson

Telecopy: (312) 984-3150

To each Lender:

At such address as set forth in its Administrative Questionnaire

To the Administrative Agent:

Wells Fargo Bank, National Association, as agent

10 South Wacker Drive, 32nd Floor

Chicago, IL 60606

Attention: Karen T. Scutt

Telecopy: (312)782-0969

with a copy to:

Wells Fargo Bank, National Association, as agent

333 South Grand Avenue, 9th Floor

Los Angeles, CA 90071

Attention: Rita M. Swayne

Telecopy: (866)600-0942

Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to

85

procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. (Central Time) on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificate required by Section 8.2(iv) to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 8.2(iv), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

15.2. Change of Address. Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWER:	FIRST INDUSTRIAL, L.P.

	By:	FIRST INDUSTRIAL REALTY TRUST, INC.,
its General Partner

By:
Name:
Title:

GENERAL PARTNER:	FIRST INDUSTRIAL REALTY TRUST, INC.

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST INDUSTRIAL TERM LOAN CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender and as Syndication Agent

By:
Name:
Title:

REGIONS BANK, individually as a Lender and as Syndication Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender and as Syndication Agent

By:
Name:
Title:

[Include Other Lender Signature Blocks]

SIGNATURE PAGE TO

FIRST INDUSTRIAL TERM LOAN CREDIT AGREEMENT

EXHIBIT A

TERM LOAN COMMITMENT AMOUNTS

(As of the Agreement Effective Date)

Bank	Total Commitment
Wells Fargo Bank, National Association	$50,000,000.00
PNC Bank, National Association	$50,000,000.00
U.S. Bank National Association	$50,000,000.00
Regions Bank	$45,000,000.00
Associated Bank	$40,000,000.00
Fifth Third Bank	$25,000,000.00

Total	$260,000,000.00

TERM LOAN EXPOSURE AMOUNTS

(After giving effect to Second Amendment to Unsecured Term Loan Agreement)

Bank	Term Loan Amount
Wells Fargo Bank, National Association	$50,000,000
PNC Bank, National Association	$50,000,000
U.S. Bank National Association	$50,000,000
Regions Bank	$45,000,000
Associated Bank	$40,000,000
Fifth Third Bank	$25,000,000

Total	$260,000,000.00

EXHIBIT B

FORM OF NOTE

TERM LOAN NOTE

[                ], 2015

On or before the Maturity Date, as defined in that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (the “Agreement”) between FIRST INDUSTRIAL, L.P., a Delaware limited partnership (“Borrower”), First Industrial Realty Trust, Inc., a Maryland corporation, Wells Fargo Bank, National Association, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the Agreement, Borrower promises to pay to the order of [                    ] (the “Lender”), or its successors and assigns, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Minneapolis, Minnesota, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note (“Note”) in full on or before the Maturity Date in accordance with the terms of the Agreement.

The Lender shall, and is hereby authorized to record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Borrowing and the date and amount of each principal payment hereunder; provided, however, that the failure of Lender to so record shall not affect the obligations of the Borrower hereunder or under the other Loan. Documents.

This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall, be governed and construed under the internal laws of the State of Illinois.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR. PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

[Signature on Following Page]

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

By:
Name:
Title:

[Signature Page – First Industrial Term Loan Note]

PAYMENTS OF PRINCIPAL

Date	Unpaid Principal Balance	Notation Made by

EXHIBIT C

DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: FIRST INDUSTRIAL, L.P.

Administrative Agent: Wells Fargo Bank, National Association

Loan: Loan number INSERT LOAN NUMBER made pursuant to that certain Unsecured Term Loan Agreement (“Credit Agreement”) dated as of September 11, 2015 between Borrower, FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation, as General Partner, Administrative Agent and Lenders, as amended from time to time

Effective Date: September 11, 2015

Check applicable box:

☐	New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

☐	Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(4)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(5)	to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(6)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request pursuant to 2.7 of the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO WIRE TRANSFERS AT ORIGINATION/CLOSING

Permitted Wire Transfers: Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Closing Exhibit. All wire instructions must be in the format specified on the Closing Exhibit.

Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO DEPOSITS INTO WFB ACCOUNTS AT ORIGINATION/CLOSING

Direct Deposit: Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers: Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit: Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:

Wells Fargo Bank, N.A. Deposit Account Number:

Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.

General Partner

By:

Print Name:

Title:

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.

“Receiving Bank” means the financial institution where a Receiving Party maintains its account.

“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.

“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.

Limitation of Liability. Administrative Agent and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.

Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

CLOSING EXHIBIT

WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)

Receiving Party Deposit Account Number

Receiving Bank Name, City and State

Receiving Bank Routing (ABA) Number

Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SUBSEQUENT DISBURSEMENT EXHIBIT

WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)

Receiving Party Deposit Account Number

Receiving Bank Name, City and State

Receiving Bank Routing (ABA) Number

Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

EXHIBIT D

FORM OF GUARANTY

GUARANTY

This Guaranty is made as of September 11, 2015, by First Industrial Realty Trust, Inc., a Maryland corporation (“Guarantor”), to and for the benefit of Wells Fargo Bank, National Association, a national banking association, individually (“Wells”), and as administrative agent for itself and the lenders listed on the signature pages of the Credit Agreement (as defined below) and their respective successors and assigns (collectively, “Lender”).

RECITALS

A. First Industrial, L.P., a Delaware limited partnership (“Borrower”), and Guarantor have requested that Lender make unsecured term loans available to Borrower in the aggregate principal amount of up to $260,000,000 (subject to Borrower’s right to increase such aggregate principal amount to $360,000,000 in accordance with Section 2.2 of the Credit Agreement (herein defined)) (the “Facility”).

B. Lender has agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Unsecured Term Loan Agreement bearing even date herewith between Borrower, the Lenders and Guarantor (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

C. Guarantor is the sole general partner of Borrower and, therefore, Guarantor will derive financial benefit from the Facility evidenced by the Credit Agreement and the other Loan Documents. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the performance by Lender of its obligations under the Credit Agreement.

AGREEMENTS

NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

1. Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to Lender:

(a) the full and prompt payment of the principal of and interest on the Loans when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Credit Agreement and the other Loan Documents;

(b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof);

(c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents; and

(d) All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Facility Indebtedness.” All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.”

2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by Lender or any holder of any Note, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Credit Agreement and the other Loan Documents, and to pay any reasonable expenses incurred by Lender in protecting, preserving, or defending its interest in the Property or in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys’ fees and costs. Lender shall have the right, at its option, either before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent. contractor or subcontractor, or any of their agents, of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the Gross Negligence or willful misconduct of Lender.

All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments.

3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Lender or the holders of any Note (other than defenses relating to payment of the Facility Indebtedness or the correctness of any allegation by Lender that Borrower was in default in the performance of the Obligations), (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that Lender has no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Lender to proceed against any other security given to Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agrees that any exculpatory language contained in the Credit Agreement and the Notes shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

4. Guarantor further agrees that Guarantor’s liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Credit Agreement and the other Loan Documents or by any forbearance or delay in collecting interest or principal under the Credit Agreement and the other Loan Documents, or by any waiver by Lender under the Credit Agreement or any other Loan Documents, or by Lender’s failure or election not to pursue any other remedies it may have against Borrower, or by any change or modification in the Credit Agreement or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. For the avoidance of doubt, it is understood and agreed that the Guarantor shall not be a “surety” for purposes of the Securities Act of Illinois (740 ILCS 155 et. seq.) and the Guarantor hereby waives any rights or benefits thereunder. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Credit Agreement or other Loan Documents, or any thereof (including, without limitation in accordance with Borrower’s right to increase the aggregate principal balance of the Loan pursuant to Section 2.2 of the Credit Agreement), and may waive or release any provision or provisions of the Credit Agreement and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender’s rights hereunder or any of the Guarantor’s obligations hereunder.

5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Credit Agreement or any of the other Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Credit Agreement or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor’s obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor’s obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Credit Agreement or other Loan Documents or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence ore reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

6. This Guaranty shall be assignable by Lender to any assignee of all or a portion of Lender’s rights under the Loan Documents.

7. If: (i) this Guaranty, the Credit Agreement or any other Loan Document is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, the Credit Agreement or any Loan Document; (iii) an attorney is retained to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent Lender in any other legal proceedings whatsoever in connection with this Guaranty, the Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent (as defined in the Credit Agreement) alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to Lender upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.

8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of any Note under the remainder of this Guaranty shall continue in full force and effect.

9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full, (i) Guarantor will not seek, accept, or retain for Guarantor’s own account any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

10. Guarantor waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or Lender or any right of Guarantor or Lender to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower. Nothing contained in this Paragraph 10 is intended to prohibit Guarantor from making all distributions to its constituent shareholders which are required by law from time to time in order for Guarantor to maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code (as defined in the Credit Agreement).

11. Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as Lender may from time to time elect.

12. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

13. Anything contained herein to the contrary notwithstanding, the obligations of Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code, as amended, or any comparable provisions of any similar federal or state law.

14. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

To the Guarantor:

First Industrial Realty Trust, Inc.

311 South Wacker Drive, Suite 3900

Chicago, Illinois 60606

Attention: Mr. Scott A. Musil

Te1ecopy: (312) 922-9851

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison 39th Floor

Chicago, Illinois 60606

Attention: Suzanne Bessette-Smith and Matthew A. Jackson

Telecopy: (312) 984-3150

To the Lender:

c/o Wells Fargo Bank, National Association as agent

10 South Wacker Drive, 32nd Floor

Chicago, IL 60606

Attention: Scott S. Solis

Telecopy: (312)782-0969

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

15. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender’s successors and assigns.

16.	This Guaranty shall be construed and enforced under the internal law of the State of Illinois.

17. GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

FIRST INDUSTRIAL REALTY TRUST, INC., a
Maryland corporation

By:
Name:
Title:

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                     of First Industrial Realty Trust, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this          day of                     , 2015.

Notary Public

Acknowledged and Agreed by:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT E

OPINION OF BORROWER’S COUNSEL

Attached

EXHIBIT F

OPINION OF GENERAL PARTNER’S COUNSEL

Attached

EXHIBIT G

[RESERVED]

EXHIBIT H

FORM OF COMPLIANCE CERTIFICATE

To:	The Administrative Agent and the Lenders

who are parties to the Agreement described below

This Compliance Certificate is furnished pursuant to that certain Unsecured Term Loan Agreement, dated as of September 11, 2015 (as amended, modified, renewed or extended from time to time, the “Agreement”) among First Industrial, L.P. (the “Borrower”), First Industrial Realty Trust, Inc. (the “General Partner”), Wells Fargo Bank, National Association, individually and as Administrative Agent, and the Lenders named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected [Chief Financial Officer] [Chief Accounting Officer] [Controller] of the [Borrower] [General Partner].

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the General Partner, the Borrower and their respective Subsidiaries and Investment Affiliates during the accounting period covered by the financial statements attached (or most recently delivered to the Administrative Agent if none are attached).

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Material Adverse Financial Change, Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.

4. Schedule I (if attached) attached hereto sets forth financial data and computations and other information evidencing the General Partner’s and the Borrower’s compliance with certain covenants of the Agreement, all of which data, computations and information (or if no Schedule I is attached, the data, computations and information contained in the most recent Schedule I attached to a prior Compliance Certificate) are true, complete and correct in all material respects.

5. The financial statements and reports referred to in Section 8.2(i), 8.2(iii) or 8.2(viii), as the case may be, of the Agreement which are delivered concurrently with the delivery of this Compliance Certificate, if any, fairly present in all material respects the consolidated financial condition and operations of the General Partner, the Borrower and their respective Subsidiaries at such date and the consolidated results of their operations for the period then-ended, in accordance with GAAP applied consistently throughout such period and with prior periods and correctly state the amounts of Consolidated Total Indebtedness, Consolidated Secured Debt, Consolidated Senior Unsecured Debt and the Values of all Unencumbered Assets as determined pursuant to the Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations and information set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this         day of                     , 20        .

FIRST INDUSTRIAL, L.P.

By: FIRST INDUSTRIAL REALTY TRUST, INC.

General Partner

By:

Print Name:

Title:

EXHIBIT I

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of             , 20    (the “Agreement”) by and among                                 (the “Assignor”),                                 (the “Assignee”), FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Assignor is a Lender under that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.3 thereof, the Administrative Agent, and the other parties thereto;

WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor’s Term Loan Exposure under the Credit Agreement, all on the terms and conditions set forth herein; and

WHEREAS, the [Borrower and the] Administrative Agent consent[s] to such assignment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Assignment.

(a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of                     , 20            (the “Assignment Date”) the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $            interest (such interest being the “Assigned Exposure”) in and to the Assignor’s Term Loan Exposure, and all of the other rights and obligations of the Assignor under the Credit Agreement, such Assignor’s Note, and the other Loan Documents representing             % in respect of the aggregate amount of Total Term Loan Exposure, including without limitation, [a principal amount of outstanding Term Loans equal to $            , all voting rights of the Assignor associated with the Assigned Exposure all rights to receive interest on such amount of Loans and all fees with respect to the [Assigned Exposure] and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to the Assigned Exposure, all as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Term Loan Exposure equal to the amount of the Assigned Exposure. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Exposure as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Term Loan Exposure equal to the Assigned Exposure, which obligations shall include, but shall not be limited to the obligation to indemnify the Administrative Agent as provided in the Credit Agreement (the foregoing obligations, together with all other similar obligations more particularly set forth in the Credit Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the “Assigned Obligations”).

(b) The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Administrative Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Credit Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4. below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any other Loan Party or any other Subsidiary, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Loan Party or any other Subsidiary in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectability of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Credit Agreement or any other Loan Document. Further, the Assignee acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Administrative Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the undersigned of any Default or Event of Default except as expressly provided in the Credit Agreement. The Assignee has not relied on the Administrative Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1. of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $            representing the aggregate principal amount outstanding of the Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby.

Section 3. Payments by Assignor. The Assignor agrees to pay to the Administrative Agent on the Assignment Date the administrative fee payable under Section 13.3 (c) of the Credit Agreement.

Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Credit Agreement having a Term Loan Exposure under the Credit Agreement immediately prior to the Assignment Date, equal to $            and that the Assignor is not in default of its obligations under the Credit Agreement; and (ii) the outstanding balance of Loans owing to the Assignor (without reduction by any assignments thereof which have not yet become effective) is $            ; and (b) it is the legal and beneficial owner of the Assigned Exposure which is free and clear of any adverse claim created by the Assignor.

Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement; (ii) an “accredited investor” (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; (d) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender; and (e) is either (i) not organized under the laws of a jurisdiction outside the United States of America or (ii) has delivered to the Administrative Agent (with an additional copy for the Borrower) such items required under Section 4.5 of the Credit Agreement.

Section 6. Recording and Acknowledgment by the Administrative Agent. Following the execution of this Agreement, the Assignor will deliver to the Administrative Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Administrative Agent and (b) the Assignor’s Note. Upon such acknowledgment and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Assignment Date directly between themselves.

Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

Attention:

Telephone No.:

Telecopy No.:

Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Credit Agreement, shall be made as provided in the Credit Agreement in accordance with the following instructions:

Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Administrative Agent and if required, the Borrower, and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2. hereof and (c) the payment to the Administrative Agent of the amounts owing by the Assignor pursuant to Section 3. hereof. Upon recording and acknowledgment of this Agreement by the Administrative Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section 13.3 of the Credit Agreement) and be released from its obligations under the Credit Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Commitment.

Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor.

Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

Section 15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Include this Section only if the Borrower’s consent is required under Section 13.3 of the Credit Agreement] Section 17. Agreements of the Borrower. The Borrower hereby agrees that the Assignee shall be a Lender under the Credit Agreement [having a Term Loan Exposure equal to the Assigned Exposure]. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Credit Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Credit Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Loans made by the Lenders after the date hereof and to receive the fees payable to the Lenders as provided in the Credit Agreement. Further, the Assignee shall be entitled to the benefit of the indemnification provisions from the Borrower in favor of the Lenders as provided in the Credit Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Note in an initial amount equal to the Assigned Commitment. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

[Signatures continued on Following Page]

Agreed and Consented to as of the date first written above.

[Include signature of the Borrower only if required under Section 13.3(c) of the Credit Agreement]

BORROWER:

FIRST INDUSTRIAL, L.P.

By: First Industrial Realty Trust, Inc., its general partner

By:
Name:
Title:

Accepted as of the date first written above.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT J

FORM OF NOTICE OF BORROWING

            , 20

Wells Fargo Bank, National Association

Minneapolis Loan Center

733 Marquette Avenue, 10th Floor

Minneapolis, MN 55402

Attention: Teresa Mager

Ladies and Gentlemen:

Reference is made to that certain Unsecured Term Loan Agreement dated as of September 11, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.3 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.	Pursuant to Section 2.7 of the Credit Agreement, the Borrower hereby requests that the Lenders make Term Loans to the Borrower in an aggregate amount equal to $ .

2.	The Borrower requests that such Loans be made available to the Borrower on , 20 .

3.	The Borrower hereby requests that such Loans be of the following Type:

[Check one box only]

☐	Adjusted Base Rate Borrowing

☐	Eurocurrency Borrowing, with an initial Interest Period for a duration of:

[Check one box only]

☐	one month

☐	two months

☐	three months

☐	six months

☐	other:

4.	The location and number of Borrower’s account to which proceeds of the Requested Loan are to be disbursed: .

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Loans, and after making such Loans, (a) no Default or Event of Default exists or would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party pursuant to Section 5.2(b) of the Credit Agreement, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date). In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Section 5.2 of the Credit Agreement will have been satisfied at the time such Loans are made.

FIRST INDUSTRIAL, L.P.

By: FIRST INDUSTRIAL REALTY TRUST, INC.

General Partner

By:

Print Name:

Title: